                                                              M&S DRAFT 08/24/95


                           FIRST AMENDMENT AND CONSENT



          FIRST AMENDMENT AND CONSENT (this "AMENDMENT"), dated as of August 1, 1995 by and among UNITED ASSET MANAGEMENT CORPORATION (the "COMPANY"), UAM REALTY ADVISORS INVESTMENT CORPORATION, DEWEY SQUARE INVESTORS CORPORATION, UNITED ASSET MANAGEMENT HOLDINGS, INC., UNITED ASSET MANAGEMENT TRADEMARK, INC., UAM INVESTMENT CORPORATION, HEITMAN FINANCIAL LTD., UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC., MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), THE FIRST NATIONAL BANK OF BOSTON ("BKB"), MELLON BANK, N.A. ("Mellon"), DEUTSCHE BANK A.G. NEW YORK BRANCH/CAYMAN ISLANDS BRANCH ("Deutsche Bank"), CHEMICAL BANK ("Chemical"), CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais New York"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("Credit Lyonnais Cayman Island"), SHAWMUT BANK, N.A. ("Shawmut"), NATIONSBANK, N.A. ("Nationsbank"), BANK HAPOALIM B.M. ("Bank Hapoalim"), THE DAIWA BANK, LIMITED ("Daiwa"), FLEET BANK OF MASSACHUSETTS ("Fleet"), BAYBANK BOSTON, N.A. ("BayBank"), WACHOVIA BANK OF GEORGIA, N.A. ("Wachovia"), BROWN BROTHERS HARRIMAN & CO. ("BBH"); Morgan, BKB, Mellon, Deutsche Bank, Chemical, Credit Lyonnais New York, Credit Lyonnais Cayman Island, Shawmut, NationsBank, Bank Hapoalim, Daiwa, Fleet, BayBank, Wachovia and BBH, each, a "Bank", and collectively, the "Banks"), MORGAN, as Agent (the "Agent"), and BKB, as Collateral Agent (the "Collateral Agent").


                                R E C I T A L S:


          A. The Company, the Banks, the Agent and the Collateral Agent are parties to the Second Amended and Restated Credit Agreement dated as of November 18, 1994 (as heretofore amended, the "CREDIT AGREEMENT").

          B. Section 5.12(o) of the Credit Agreement permits the Company to incur Indebtedness in the aggregate principal amount not to exceed $100,000,000 incurred in a private placement or public offering of debt securities of the Company, subject to certain restrictions contained in such Section and in
Section 5.21(c), and Section 5.14(l) of the Credit Agreement permits the Company and its Subsidiaries to create Encumbrances on the Collateral securing such Indebtedness, in each case pursuant to documentation acceptable in form and substance to the Required Banks.

          C. The Company proposes to issue up to $150,000,000 in aggregate principal amount of its Senior Secured Notes (the "Senior Notes") due August 25, 2005 pursuant to several Note Purchase Agreements substantially in the form of Exhibit A hereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Note Purchase Agreements"). The obligations of the Company in respect of the Senior Notes are to be guaranteed by each of the Guaranty Subsidiaries pursuant to guarantees substantially in the forms annexed hereto as Exhibits B-1 through B-4, respectively (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Senior Note Guaranties"). The obligation of the Company and the Guaranty Subsidiaries in respect of the Senior Notes and the Senior Note Guaranties are to be secured by the Collateral from time to time held by the Collateral Agent. The relative rights and priorities of the Banks, the Agents and the holders of the Senior Notes with respect to the Collateral and the guaranties made by the Guaranty Subsidiaries in favor of the Agents and the Banks and the holders of the Senior Notes, respectively, are to be governed by a Collateral Agency and Intercreditor Agreement substantially in the form of Exhibit C hereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Intercreditor Agreement").

          D. The parties hereto desire to enter into this Amendment in order to (i) permit the Company to enter into the Note Purchase Agreements and to issue the Senior Notes pursuant thereto and to perform its obligations thereunder, (ii) permit the Guaranty Subsidiaries to enter into the Senior Note Guaranties and to perform their respective obligations thereunder, (iii) amend the Security Documents to provide that the obligations of the Company and the Guaranty Subsidiaries in respect of the Note Purchase Agreements, the Senior Notes and the Senior Note Guaranties, respectively, constitute secured obligations under such Security Documents, (iv) authorize and direct the Agent and the Collateral Agent to enter into the Intercreditor Agreement, and (v) to effect certain other amendments to the Credit Agreement and certain of the Loan Documents, all as more particularly set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                    ARTICLE I.

                                   DEFINITIONS

          Section 1.1. DEFINITIONS INCORPORATED. Unless the context requires otherwise, all capitalized terms used in this Amendment without definition shall have the meanings provided therefor in the Credit Agreement as herein amended.


                                   ARTICLE II.

                          CONSENTS, DIRECTION TO AGENTS

          Section 2.1.  CONSENTS.

               (a) Upon the terms and subject to the conditions set forth herein, each of the Banks hereby consents to (i) the Company entering into the Note Purchase Agreements and issuing the Senior Notes pursuant thereto in an aggregate principal amount not to exceed $150,000,000 (ii) the Company performing its obligations under the Note Purchase Agreements and the Senior Notes, including, but not limited to, the payment of the Indebtedness evidenced by the Senior Notes in accordance with the terms of the Note Purchase Agreements and the Senior Notes, (iii) the Company entering into the documents contemplated by the Note Purchase Agreements to be entered into by the Company, including, but not limited to, the Trademark Subordination Agreement (as defined in the Note Purchase Agreements) and performing its obligations, if any, thereunder,
(iv) each of the Guaranty Subsidiaries entering into the documents contemplated by the Note Purchase Agreements to be entered into by each of the Guaranty Subsidiaries and performing its obligations, if any, thereunder, (v) the amendments to the Security Documents contained in this Amendment and in the Supplementary Pledge Agreement referred to in Section 2.2 hereof, (vi) each of the Guaranty Subsidiaries executing and delivering the Senior Note Guaranties to be executed by it and performing its obligations thereunder and (vii) the appointment of the Collateral Agent to act as Collateral Agent under the Security Documents and the Intercreditor Agreement for and on behalf of the "Secured Parties" (as defined therein). The Company hereby agrees to furnish the Agent, the Collateral Agent and each Bank with copies, certified by the Secretary or an Assistant Secretary of the Company as true, complete and correct, of each Note Purchase Agreement and each agreement, instrument and document related thereto, promptly after the execution and delivery thereof.

               (b) Each of the Banks hereby further consents to the transfer, on or about February 22, 1995, by HT

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Investors, Inc. of all of its assets to DSI.  The Company hereby represents and warrants that all of such assets have been so transferred.

               (c) Notwithstanding the provisions of Section 5.23 of the Credit Agreement, the Company may, during the period commencing August 29, 1995 and ending August 29, 1996 (the "twelve-month period"), so long as no other Default or Event of Default has occurred and is continuing or would as a result of such payment or declaration occur, make payments to purchase shares of its common stock, so long as the total of (i) the aggregate amounts paid by the Company to purchase shares of its common stock and (ii) all dividends declared or paid by the Company, do not in the aggregate exceed $80,000,000 during the twelve-month period.

          Section 2.2. DIRECTIONS TO AGENT AND COLLATERAL AGENT. Each of the Banks hereby irrevocably and unconditionally authorizes and directs (i) the Agent and the Collateral Agent to execute and deliver the Intercreditor Agreement and all other agreements, instruments and documents set forth in or contemplated by this Agreement or the Intercreditor Agreement and to perform their respective obligations thereunder and (ii) the Collateral Agent to execute and deliver the Supplementary Pledge Agreement in substantially the form of Exhibit H hereto and to perform its obligations thereunder.


                                  ARTICLE III.

                        CERTAIN AMENDMENTS AND AGREEMENTS

          Section 3.1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

               (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in their proper alphabetical order:

                    "INTERCREDITOR AGREEMENT.  The Collateral Agency and
               Intercreditor Agreement, dated as of August 1, 1995, among the Collateral Agent, the Agent, the Banks and each of the Senior Noteholders, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof."

                    "NOTE PURCHASE AGREEMENTS.  Collectively, each of the Note
               Purchase Agreements dated as of August 1, 1995 by and between the Company and the purchasers named therein, pursuant to which the Company has issued or will issue up to $150,000,000 in principal amount of its 7.12% Senior Secured Notes due August 25, 2005, as each may be amended, supplemented or otherwise modified in accordance with the terms thereof and hereof".

                    "SENIOR NOTE GUARANTIES.  Collectively, the Subsidiaries
               Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty and the UAM U.K. Holdings Guaranty, as each such term is defined in the Note Purchase Agreements, and any other guaranty that may, pursuant to the requirements of the Note Purchase Agreements, be executed and delivered to the Senior Noteholders by any Subsidiary of the Company concurrently with the execution and delivery by such Subsidiary of a corresponding guaranty in favor of the Agents and the Banks, as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof."

                    "SENIOR NOTEHOLDERS.  Collectively, each of the purchasers parties to the Note Purchase Agreements from time to time, and their respective successors and assigns."

                    "SENIOR NOTES.  The Company's 7.12% Senior Secured Notes due
               August 25, 2005 issued pursuant to the Note Purchase Agreements."

               (b) The definition of "Collateral" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to delete the word "and" appearing at the end of clause (a) of such definition and (ii) to add the following at the end of such definition:

                    "; and (c) any and all other collateral security at any time granted by the Company or any of its Subsidiaries to the Collateral Agent in accordance with the terms of this Agreement."

               (c)  The definition of "Security Documents" contained in Section
1.1 of the Credit Agreement is hereby amended to insert the phrase ", the Trademark Subordination Agreement" immediately following the phrase "the UAM U.K. Holdings Pledge Agreement".

               (d) The definition of "Trademark Subordination Agreement" contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "TRADEMARK SUBORDINATION AGREEMENT.  The Amended and
               Restated Subordination Agreement dated as of August 1, 1995 by and between the Company and UAM Trademark in favor of the Banks, the Agents and the Senior Noteholders, as the same may be amended, supplemented or otherwise modified from time to time."

               (e) Subsection (b) of Section 4.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(b) there shall exist no Default or Event of Default, and no Notice of Actionable Default (as defined in the Intercreditor Agreement) shall have been given to the Collateral Agent and not rescinded in accordance with the terms of the Intercreditor Agreement; and"

               (f) Section 5.12(o) of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(o)  Indebtedness of the Company in the aggregate original principal amount not to exceed $150,000,000 incurred in respect of the Senior Notes pursuant to the Note Purchase Agreements, as the principal amount of such Indebtedness is reduced at any time, and from time to time, in accordance with the Note Purchase Agreements; and"

               (g) Section 5.12 of the Credit Agreement is hereby amended to add the following as a new subsection (p) thereto:

                    "(p)  Indebtedness of the Guaranty Subsidiaries under the
               Senior Note Guaranties."

               (h) Section 5.14(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(i)  Encumbrances in favor of the Collateral Agent securing obligations to the Agent, the Collateral Agent or the Banks under this Agreement and the other Loan Documents and obligations of the Company and the Guaranty Subsidiaries to the Senior

               Noteholders under the Note Purchase Agreements, the Senior Notes and the Senior Note Guaranties;"

               (i) Section 5.14 of the Credit Agreement is hereby further amended (i) to add the word "and" at the end of subsection (j) thereof, (ii) to delete the semicolon and the word "and" at the end of subsection (k) thereof and to replace such material with a period and (iii) to delete subsection (l) thereof.

               (j) Subsection (c) of Section 5.21 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(c)  effect or permit any change in or amendment to the
               Note Purchase Agreements, the Senior Notes or the Senior Note Guaranties, in each case which would have the effect of including in any such documentation any covenants, warranties, representations or events of default (or any other type of restriction which would have the practical effect of any of the foregoing) which are materially more burdensome or more restrictive to the Company or any Subsidiary of the Company than the covenants, warranties, representations and Events of Default set forth herein and in the other Loan Documents or more favorable to the holders of the Senior Notes than corresponding provisions of this Agreement and the other Loan Documents in favor of the Banks and the Agents;"

               (k) Section 5.21 of the Credit Agreement is hereby further amended to (i) delete the word "or" appearing at the end of subsection (b) thereof and (ii) to add the following as a new subsections (d) and (e), respectively:

                    "(d)  except with respect to the Revenue Sharing Agreements and except for restrictions contained in Section 5.2 (B) of the Amended and Restated Loan Agreement dated as of March 15, 1995 between LaSalle National Bank and Heitman, enter into or suffer to exist, or permit any Subsidiary to enter into or suffer to exist, any agreement with any Person which, directly or indirectly, prohibits or limits the ability of any Subsidiary to
               (i) pay dividends or make other distributions to the Company or prepay any Indebtedness owed to the Company or (b) transfer any of its properties or assets to the Company (other than with respect to assets subject to Encumbrances permitted by Section 5.14); or

                    (e) enter into or suffer to exist, or permit any Subsidiary to enter into or suffer to exist, any agreement with any Person which, directly or indirectly, prohibits or limits the ability of the Company or any Subsidiary to enter into amendments, modifications or supplements to this Agreement or any of the other Loan Documents."

               (l) Subsection (g) of Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "(g)(i)  the Company shall fail to pay when due the
               principal of or interest on any Senior Note, or the Company or any of its Subsidiaries shall fail to pay when due the principal of or any interest on or premium in respect of any other Indebtedness having an aggregate outstanding principal amount of at least $10,000,000, or (ii) the Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any such Indebtedness (including, without limitation, the Note Purchase Agreements, the Senior Notes and the Senior Note Guaranties) within any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness, or any other event or condition shall occur if the effect of such failure or other event or condition is to accelerate, or to permit, or with the giving of notice or lapse of time or both would permit, the holder of such Indebtedness or any other Person to accelerate the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid, repurchased or redeemed in whole or in part prior to its stated maturity (except, as to the Senior Notes, for scheduled prepayments required by the terms of the Note Purchase Agreements and for optional prepayments required to be made as a result of the Company having given a notice of its election to make such prepayment pursuant to Section 8.2 of the Note Purchase Agreements); or (iii) an Event of Default as defined in any Note Purchase Agreement shall occur and be continuing; or"

               (m) Section 6.3 of the Credit Agreement is hereby amended (i) to insert the phrase "Except to the extent otherwise provided for in the Intercreditor Agreement," at the beginning of such Section and (ii) to delete the phrase "PRO RATA to the Obligations outstanding according to the respective amount due to the Banks under the Notes and Money Market Loans", and to replace such deleted material with the phrase "as provided in the Intercreditor Agreement,".

               (n) The parties hereto hereby agree that to the extent that the provisions of the Intercreditor Agreement governing the rights and obligations of the Collateral Agent conflict with the provisions of Section VII of the Credit Agreement, the provisions of the Intercreditor Agreement governing the rights and obligations of the Collateral Agent shall control.

               (o) Section 8.6 of the Credit Agreement is hereby amended to insert the phrase "Except as otherwise expressly set forth in the Intercreditor Agreement and" at the beginning of such Section.

               (p) Exhibit D to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit J hereto.

               (q) Exhibit G to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit I hereto.

               (r) Exhibit K to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit D hereto.

               (s) The fifth paragraph of the Letter Agreement dated January 20, 1995 among the Company, the Agents, the Banks and Guaranty Subsidiaries is hereby amended to increase the dollar amount of $500,000,000 referred to therein to $550,000,000.

          Section 3.2.  AMENDMENTS TO SECURITY DOCUMENTS.

               (a) All references in each of the Security Documents to the Collateral Agent shall hereafter refer to the Collateral Agent acting in such capacity for all "Secured Parties" (as defined in the Intercreditor Agreement) pursuant to the terms of the Intercreditor Agreement.

               (b) Notwithstanding anything to the contrary contained in the Security Documents, all liens and security interests which have been, and will be, assigned, conveyed, mortgaged, pledged, hypothecated, transferred or granted to, and held by the Collateral Agent shall hereafter be held by the Collateral Agent for the ratable benefit of the "Secured Parties" (as defined in the Intercreditor Agreement) pursuant to the terms of the Intercreditor Agreement.

               (c) The term "Obligations", as such term is defined in each of the Pledge Agreement and the Security Agreement, shall henceforth include (i) the aggregate unpaid principal amount of, premium, if any, payable with respect to, and accrued interest on, the Notes and the Senior Notes, (ii) all commitment and other fees owing by the Company under or in connection with the Credit Agreement to the Agent, the Collateral Agent or the Banks, (iii) the aggregate unpaid principal amount of, and accrued interest on, all Money Market Loans, and
(iv) any and all other indebtedness, obligations and liabilities of the Company to the Collateral Agent, the Agent, any Bank or any holder of the Senior Notes, whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranties or any other agreement, instrument or document relating to the foregoing; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

               (d) The term "Obligations", as such term is defined in the Subsidiaries Pledge Agreement, shall henceforth include (i) all obligations of UAM Holdings pursuant to the Subsidiaries Guaranty (as defined in the Credit Agreement) and all obligations of UAM Holdings pursuant to the Subsidiaries Guaranty (as defined in the Note Purchase Agreements), and (ii) any and all other indebtedness, obligations and liabilities of UAM Holdings to the Collateral Agent, the Agent, any Bank or any holder of the Senior Notes, whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranties or any other agreement, instrument or document relating to the foregoing; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

               (e) The term "Obligations", as such term is defined in the Subsidiaries Security Agreement, shall henceforth include, as to UAM Holdings, UAM Trademark and UAM Investment, as the case may be, (i) all obligations of such Guaranty Subsidiary under the Subsidiaries Guaranty (as defined in the Credit Agreement) and all obligations of such Guaranty Subsidiary under the Subsidiaries Guaranty (as defined in the Note Purchase Agreements), and (ii) any and all other indebtedness, obligations and liabilities of such Guaranty Subsidiary to the Collateral Agent, the Agent, any Bank or any holder of the Senior Notes, whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranties or any other agreement, instrument or document relating to the foregoing; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

               (f) The term "Obligations", as such term is defined in the Heitman Pledge Agreement, shall henceforth include (i) all obligations of Heitman pursuant to the Heitman Guaranty (as defined in the Credit Agreement) and all obligations of Heitman pursuant to the Heitman Guaranty (as defined in the Note Purchase Agreements), and (ii) any and all other indebtedness, obligations and liabilities of Heitman to the Collateral Agent, the Agent, any Bank or any holder of the Senior Notes, whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranties or any other agreement, instrument or document relating to the foregoing; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

               (g) The term "Obligations", as such term is defined in the Assignment of Partnership Interest, shall henceforth include (i) all obligations of UAM Realty Advisors pursuant to the UAM Realty Advisors Guaranty (as defined in the Credit Agreement) and all obligations of UAM Realty Advisors pursuant to the UAM Realty Advisors Guaranty (as defined in the Note Purchase Agreements), and (ii) any and all other indebtedness, obligations and liabilities of UAM Realty Advisors to the Collateral Agent, the Agent, any Bank or any holder of the Senior Notes, whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranties or any other agreement, instrument or document relating to the foregoing; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

               (h) Except where the context otherwise requires or as otherwise provided herein, all references in the Security Documents to "Banks" shall hereafter be deemed to be a reference to the "Secured Parties" as defined in the Intercreditor Agreement, and all references to "the ratable benefit of the Banks" shall hereafter be deemed to be a reference to "the ratable benefit of the Secured Parties" as defined in the Intercreditor Agreement.

               (i) All references in the Security Documents to "Event of Default" shall hereafter include, without limitation, an "Event of Default" as defined in the Credit Agreement and/or an "Event of Default" as defined in the Note Purchase Agreements.

               (j) Whenever by the terms of any Security Documents, any amendment, consent, waiver or other action requires the approval of "the Banks", the "Required Banks" or the Collateral Agent, the action or approval required shall be the action or approval of such Secured Parties as is required pursuant to the terms of the Intercreditor Agreement.

               (k) All references in the Security Documents to the "Loan Documents" shall hereafter include the "Loan Documents" as defined in the Credit Agreement, the Note Purchase Agreements, the Senior Notes and the "Security Documents" as such term is defined in the Note Purchase Agreements.

               (l) The references to Section 5.4 of the Credit Agreement contained in Section 5(d) of the Security Agreement and the Subsidiaries Security Agreement shall hereafter be deemed to include Section 5.4 of the Credit Agreement and Section 9.4 of the Note Purchase Agreements.

               (m) The reference to the Credit Agreement contained in Section 8(a)(ii) of the Security Agreement and the Subsidiaries Security Agreement shall hereafter be deemed to be a reference to the Intercreditor Agreement.

               (n) All provisions of the Security Documents which require that notices be given to the Banks shall be deemed to include the requirement that the same notices shall be given to the Senior Noteholders in the manner provided in Section 18 of the Note Purchase Agreements.

               (o) Without limiting the foregoing, the provisions of each of the Security Documents (including, without limitation, those provisions which incorporate by reference Article VII of the Credit Agreement as it relates to the Collateral Agent) shall be subject to the terms of the Intercreditor Agreement. In the event that any provision in any Security Document conflicts with the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

               (p) Section 17 of the Pledge Agreement is hereby amended to delete the phrase "such Guarantor" contained therein and to replace it with the phrase "the Pledgor".

               (q) Schedule A to the Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit E hereto.

               (r) Schedule A to the Subsidiaries Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit F hereto.

               (s) Schedule A to the Heitman Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit G hereto.

               (t) Each of the DSI Guaranty and the DSI Pledge Agreement are hereby terminated and shall be of no further force and effect, and the security interest granted by DSI pursuant to the DSI Pledge Agreement is hereby released. Each of the Banks hereby directs the Collateral Agent to release to DSI all stock certificates and related stock powers held by the Collateral Agent pursuant to the DSI Pledge Agreement. Upon the effectiveness of this Amendment, DSI shall cease to be a Guaranty Subsidiary.

          Section 3.3. CERTAIN AGREEMENTS OF THE COMPANY AND THE GUARANTY SUBSIDIARIES RELATING TO THE INTERCREDITOR AGREEMENT.

               (a) The Company and each of the Guaranty Subsidiaries hereby acknowledge and consent to the terms of the Intercreditor Agreement (provided, however, that neither the Company nor any Guaranty Subsidiary is or shall be deemed to be a party to the Intercreditor Agreement).

               (b) Nothing contained in the Intercreditor Agreement shall in any way relieve the Company or any Guaranty Subsidiary from compliance with their respective covenants and agreements contained in the Credit Documents (as defined in the Intercreditor Agreement).

               (c) The Company and each Guaranty Subsidiary agree to execute and deliver such other documents and instruments, in form and substance satisfactory to the Collateral Agent, and to take such other action, in each case as the Collateral Agent or any Secured Party may reasonably request, to effectuate and carry out the provision of the Intercreditor Agreement and each of the Security Documents (for purposes of this Section 3.3, as defined in the Intercreditor Agreement), including, without limitation, (i) by recording or filing in such places as the requesting party may deem desirable, the Intercreditor Agreement, the Security

Documents or any other documents and instruments, and (ii) the execution and delivery of such agreements, instruments and documents as may be necessary or desirable in connection with any substitution of the Collateral Agent in accordance with the terms of the Intercreditor Agreement.

               (d) The Company and each Guaranty Subsidiary agrees (a) to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of the Intercreditor Agreement or any Security Document or any Subsidiary Guaranty (for purposes of this Section 3.3, as defined in the Intercreditor Agreement) or any agreement or instrument contemplated thereby or the performance by the parties thereto of their respective obligations thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties under the Intercreditor Agreement or any Security Document or any Subsidiary Guaranty,
(b) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of the Intercreditor Agreement or any Security Document or any Subsidiary Guaranty or any action taken or omitted by them under the Intercreditor Agreement or any Security Document or any Subsidiary Guaranty; PROVIDED that the Company and the Guaranty Subsidiaries shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction and (c) to indemnify and hold harmless the Collateral Agent, on demand, from and against any and all liabilities which may be imposed on or incurred by the Collateral Agent (in its capacity as Collateral Agent) for the net amount of taxes (after taking into account any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Collateral Agent would not otherwise be subject to tax except by reason of its acting under the Intercreditor Agreement or the Security Documents (directly or through agents); PROVIDED that such indemnification for taxes (i) shall apply only in respect of taxes attributable to the performance of the Collateral Agent's obligations under the Intercreditor Agreement and the Security Documents and (ii) shall in no event cover any federal, state, local or other taxes imposed upon the Collateral Agent with respect to or measured by its gross or net income or profits. A statement by the Collateral Agent that is submitted to the Company with respect to the amount of such expenses and containing a basic description thereof and/or the amount of its indemnification obligation shall be PRIMA FACIE evidence of the amount thereof owing to the Collateral Agent.


                                   ARTICLE IV.

                                   CONDITIONS

          Section 4.1.  CONDITIONS TO EFFECTIVENESS.

          The amendments and consents set forth in this Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

               (a) the Agent shall have received counterparts of this Amendment, duly executed on behalf of each of the parties hereto;

               (b) The Agent shall have received the opinion of Hill & Barlow, counsel to the Company and its Subsidiaries, in form and substance satisfactory to the Agent;

               (c) The Agent shall have received a certificate dated as of the date hereof of a senior officer of the Company to the effect that (i) there exists no Default or Event of Default or "Default" or "Event of Default" (as such terms are defined in the Note Purchase Agreements) and (ii) all of the representations and warranties of the Company contained in this Amendment, the Credit Agreement, as herein amended, and the agreements executed in connection with the Credit Agreement by the Company are true and correct in all material respects as of the date hereof with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date or as to matters which have changed in accordance with or as permitted under the Credit Agreement;

               (d) All corporate and legal proceedings and all agreements and instruments in connection with the transactions contemplated by this Amendment shall be satisfactory in form, scope, and substance to the Agent and its counsel, and the Banks and their respective counsel shall have received all information and copies of all proceedings which each may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper government authorities; and

               (e) The Agent shall have received such further agreements, instruments, documents and certificates as the Agent shall have reasonably requested.


                                   ARTICLE V.

                                  MISCELLANEOUS

          Section 5.1. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

          Section 5.2.  COSTS, EXPENSES AND TAXES.  The provisions of Section
8.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein, MUTATIS MUTANDIS, and shall apply to this Amendment and the Intercreditor Agreement and related matters.

          Section 5.3. CERTAIN REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company and each of the Guaranty Subsidiaries (where applicable) represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all required corporate and shareholder action to enter into, execute, deliver and perform this Amendment; (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); (iii) the execution and delivery of the Note Purchase Agreements and the issuance of the Senior Notes pursuant thereto by the Company, the execution and delivery of the Senior Note Guaranties by the Guaranty Subsidiaries, and its execution, delivery and performance of this Amendment and the Intercreditor Agreement, do not and will not violate any provision of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which it or any of its property is subject; and (iv) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date or as to any matters which have changed in accordance with or as permitted under the Credit Agreement.

          Section 5.4. REPRESENTATION BY ALL PARTIES HERETO. Each of the parties hereto represents and warrants that its execution, delivery and performance of this Amendment will not violate any provisions of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which it or its property is subject.

          Section 5.5. RATIFICATION, CONFIRMATION AND NO DEFAULT. The Company and each Guaranty Subsidiary hereby ratifies and confirms the Credit Agreement and each of the other Loan Documents, as herein amended, and all agreements, instruments and documents related thereto to which it is now a party, and agrees that all liens, security interests, guaranties and other rights granted thereby shall apply to all indebtedness and other obligations outstanding under the Credit Agreement and each of the other Loan Documents (as amended by this Amendment), and the Company hereby represents and warrants to the Agents and the Banks that no Default or Event of Default exists as of the date hereof under the Credit Agreement (as amended by this Amendment) or would exist after giving effect to the transactions contemplated by this Amendment. It is understood and agreed that the amendments and consents set forth in this Amendment are limited to the matters expressly set forth herein and shall not be deemed to (a) be a consent under, or a waiver or modification of, any other terms, provisions or conditions of the Credit Agreement or any agreement, instrument or document related thereto, (b) be a consent to any transaction (except to the extent expressly set forth herein), or (c) prejudice any rights which the Banks or the Agents, or any of them, may now or in the future have in connection with the Credit Agreement as herein amended or any agreement, instrument or document related thereto.

          Section 5.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

          Section 5.7. HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

          Section 5.8. INTEGRATION. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

          Section 5.9. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

          Section 5.10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; PROVIDED that neither the Company nor any Guaranty Subsidiary may assign or transfer any of its rights, interests or obligations hereunder without the prior written consent of the Banks.

          Section 5.11. AMENDMENT; WAIVER. No delay on the part of the Banks or the Agents in exercising any of their respective rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner whatsoever, except in accordance with Section 8.6 of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in any Loan Document to the Credit Agreement or any Loan Document shall be a reference to the Credit Agreement or such Loan Document as amended by this Amendment.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, this First Amendment and Consent has been duly executed and delivered as of the date first above written.



                         UNITED ASSET MANAGEMENT CORPORATION


                         By:
                            --------------------------------
                              Title: Executive Vice President


                         UAM REALTY ADVISORS
                           INVESTMENT CORPORATION


                         By:
                            --------------------------------
                              Title: President


                         DEWEY SQUARE INVESTORS
                           CORPORATION



                         By:
                            --------------------------------
                              Title: President


                         UNITED ASSET MANAGEMENT
                           HOLDINGS, INC.


                         By:
                            --------------------------------
                              Title: President


                         UNITED ASSET MANAGEMENT
                           TRADEMARK, INC.


                         By:
                            --------------------------------
                              Title: President


                         UAM INVESTMENT CORPORATION


                         By:
                            --------------------------------
                              Title: President

                         HEITMAN FINANCIAL LTD.


                         By:
                            --------------------------------
                              Title: Executive Vice President


                         UNITED ASSET MANAGEMENT U.K.
                           HOLDINGS, INC.


                         By:
                            --------------------------------
                              Title: President


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as a Bank and as
                           Agent

                         By:
                            --------------------------------
                              Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,
                           as a Bank


                         By:
                            --------------------------------
                              Title: Managing Director


                         THE FIRST NATIONAL BANK OF BOSTON,
                         as Collateral Agent


                         By:
                            --------------------------------
                              Title: Senior Account Manager


                         MELLON BANK, N.A.


                         By:
                            --------------------------------
                              Title: Assistant Vice President

                         DEUTSCHE BANK A.G. NEW YORK BRANCH/
                           CAYMAN ISLANDS BRANCH


                         By:
                            --------------------------------
                              Title: Assistant Vice President


                         By:
                            --------------------------------
                              Title: Vice President 8.7.95


                         CHEMICAL BANK


                         By:
                            --------------------------------
                              Title: Vice President


                         CREDIT LYONNAIS NEW
                           YORK BRANCH


                         By:
                            --------------------------------
                              Title: First Vice President


                         CREDIT LYONNAIS CAYMAN
                           ISLAND BRANCH


                         By:
                            --------------------------------
                              Authorized Signature:


                         SHAWMUT BANK, N.A.


                         By:
                            --------------------------------
                              Title: Vice President


                         NATIONSBANK, N.A.


                         By:
                            --------------------------------
                              Title: Senior Vice President

                         BANK HAPOALIM B.M.


                         By:
                            --------------------------------
                              Title: Vice President

                         By:
                            --------------------------------
                              Title: Vice President


                         THE DAIWA BANK, LIMITED


                         By:
                            --------------------------------
                              Title: Vice President & Manager

                         By:
                            --------------------------------
                              Title: Assistant Vice President


                         FLEET BANK OF MASSACHUSETTS


                         By:
                            --------------------------------
                              Title: Senior Vice President


                         BAYBANK BOSTON, N.A.


                         By:
                            --------------------------------
                              Title: Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:
                            --------------------------------
                              Title: Senior Vice President


                         BROWN BROTHERS HARRIMAN & CO.


                         By:
                            --------------------------------
                              Title: Deputy Manager

                                                                       EXHIBIT A
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT
Draft of August 16, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                           UNITED ASSET MANAGEMENT CORPORATION

                                       $150,000,000

                    7.12% Senior Secured Notes due August __, 2005

                               _________________________

                                NOTE PURCHASE AGREEMENT

                               _________________________


                               Dated as of August 1, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS
                            (Not a part of the Agreement)

SECTION              HEADING                                           PAGE

SECTION 1. AUTHORIZATION OF NOTES                                          1

SECTION 2. SALE AND PURCHASE OF NOTES; SECURITY                            1
  Section 2.1.  Sale and Purchase of Notes                                 1
  Section 2.2.  Security for the Notes                                     2

SECTION 3. CLOSING                                                         4

SECTION 4. CONDITIONS TO CLOSING                                           5
  Section 4.1.  Representations and Warranties                             5
  Section 4.2.  Performance; No Default                                    5
  Section 4.3.  Compliance Certificates                                    5
  Section 4.4.  Opinions of Counsel                                        6
  Section 4.5.  Purchase Permitted by Applicable Law, Etc                  6
  Section 4.6.  Sale of Other Notes                                        6
  Section 4.7.  Bank Credit Agreement, Security Documents, Etc             6
  Section 4.8.  Filing and Recording                                       6
  Section 4.9.  Payment of Special Counsel Fees                            6
  Section 4.10. Private Placement Number                                   7
  Section 4.11. Changes in Corporate Structure                             7
  Section 4.12. Proceedings and Documents                                  7

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY                   7
  Section 5.1.  Organization; Power and Authority                          7
  Section 5.2.  Authorization, Etc                                         7
  Section 5.3.  Disclosure                                                 8
  Section 5.4.  Organization and Ownership of Shares of Subsidiaries;
                Affiliates                                                 8
  Section 5.5.  Financial Statements                                       9
  Section 5.6.  Compliance with Laws, Other Instruments, Etc               9
  Section 5.7.  Governmental Authorizations, Etc                           9
  Section 5.8.  Litigation; Observance of Agreements, Statutes and Orders  9
  Section 5.9.  Taxes                                                     10
  Section 5.10. Title to Property; Leases                                 10
  Section 5.11. Licenses, Permits, Etc                                    10
  Section 5.12. Compliance with ERISA                                     11
  Section 5.13. Private Offering by the Company                           11
  Section 5.14. Use of Proceeds; Margin Regulations                       11

  Section 5.15. Existing Indebtedness; Future Liens                       12
  Section 5.16. Foreign Assets Control Regulations, Etc                   12
  Section 5.17. Status under Certain Statutes                             12
  Section 5.18. Environmental Matters                                     12
  Section 5.19. Pledge Agreements and Security Agreements                 13
  Section 5.20. Revenue Sharing Agreements                                14

SECTION 6. REPRESENTATIONS OF THE PURCHASER                               14
  Section 6.1.  Purchase for Investment                                   14
  Section 6.2.  Source of Funds                                           14

SECTION 7. INFORMATION AS TO COMPANY                                      15
  Section 7.1.  Financial and Business Information                        15
  Section 7.2.  Officer's Certificate                                     18
  Section 7.3.  Inspection                                                18

SECTION 8. PREPAYMENT OF THE NOTES                                        19
  Section 8.1.  Required Prepayments                                      19
  Section 8.2.  Optional Prepayments with Make-Whole Amount               19
  Section 8.3.  Allocation of Partial Prepayments                         19
  Section 8.4.  Maturity; Surrender, Etc                                  20
  Section 8.5.  Purchase of Notes                                         20
  Section 8.6.  Make-Whole Amount                                         20

SECTION 9. AFFIRMATIVE COVENANTS                                          21
  Section 9.1.  Compliance with Law                                       21
  Section 9.2.  Insurance                                                 22
  Section 9.3.  Maintenance of Properties                                 22
  Section 9.4.  Payment of Taxes and Claims                               22
  Section 9.5.  Corporate Existence, Etc                                  22
  Section 9.6.  Nature of Business                                        22
  Section 9.7.  Consolidated Tangible Net Worth                           23
  Section 9.8.  Fixed Charges Coverage Ratio                              23

SECTION 10. NEGATIVE COVENANTS                                            23
  Section 10.1.  Transactions with Affiliates                             23
  Section 10.2.  Mergers, Consolidations and Sales of Assets              23
  Section 10.3.  Additional Guaranties                                    28
  Section 10.4.  Limitations on Funded Debt                               28
  Section 10.5.  Limitation on Liens                                      29
  Section 10.6.  Notes to Rank Pari Passu with Senior Indebtedness        32
  Section 10.7.  Limitations on Restrictive Agreements                    32

SECTION 11. EVENTS OF DEFAULT                                             32

SECTION 12. REMEDIES ON DEFAULT, ETC                                      34
  Section 12.1.  Acceleration                                             34
  Section 12.2.  Other Remedies                                           35
  Section 12.3.  Rescission                                               35
  Section 12.4.  No Waivers or Election of Remedies, Expenses, Etc        36

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES                 36
  Section 13.1.  Registration of Notes                                    36
  Section 13.2.  Transfer and Exchange of Notes                           36
  Section 13.3.  Replacement of Notes                                     37

SECTION 14. PAYMENTS ON NOTES                                             37
  Section 14.1.  Place of Payment                                         37
  Section 14.2.  Home Office Payment                                      37

SECTION 15. EXPENSES, ETC                                                 38
  Section 15.1.  Transaction Expenses                                     38
  Section 15.2.  Survival                                                 38

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT  39

SECTION 17. AMENDMENT AND WAIVER                                          39
  Section 17.1.  Requirements                                             39
  Section 17.2.  Solicitation of Holders of Notes                         39
  Section 17.3.  Binding Effect, Etc                                      40
  Section 17.4.  Notes Held by Company, Etc                               40

SECTION 18. NOTICES                                                       40

SECTION 19. REPRODUCTION OF DOCUMENTS                                     41

SECTION 20. CONFIDENTIAL INFORMATION                                      41

SECTION 21. SUBSTITUTION OF PURCHASER                                     42

SECTION 22. MISCELLANEOUS                                                 42
  Section 22.1.  Successors and Assigns                                   42
  Section 22.2.  Payments Due on Non-Business Days                        43
  Section 22.3.  Severability                                             43
  Section 22.4.  Construction                                             43
  Section 22.5.  Counterparts                                             43
  Section 22.6.  Governing Law                                            43
  Section 22.7.  Environmental Indemnity and Covenant Not to Sue          43

Signature                                                                 45

ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

SCHEDULE A     -- INFORMATION RELATING TO PURCHASERS

SCHEDULE B     -- DEFINED TERMS

SCHEDULE 4.11  -- Changes in Corporate Structure

SCHEDULE 5.3   -- Disclosure Materials

SCHEDULE 5.4   -- Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5   -- Financial Statements

SCHEDULE 5.8   -- Certain Litigation

SCHEDULE 5.11  -- Patents, etc.

SCHEDULE 5.14  -- Use of Proceeds

SCHEDULE 5.15  -- Existing Indebtedness

EXHIBIT 1      -- Form of 7.12% Senior Secured Note due August __, 2005

EXHIBIT 2      -- Form of Subordinated Agreement/Subordinated Note

EXHIBIT 4.4(a) -- Form of Opinion of Special Counsel for the Company

EXHIBIT 4.4(b) -- Form of Opinion of Special Counsel for the Purchasers

                       UNITED ASSET MANAGEMENT CORPORATION
                            One International Place
                          Boston, Massachusetts  02110

                    7.12% Senior Secured Notes due August __, 2005

                                                                     Dated as of
                                                                  August 1, 1995

TO EACH OF THE PURCHASERS LISTED IN
  THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "COMPANY"), agrees with you as follows:

SECTION 1. AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of $150,000,000 aggregate principal amount of its 7.12% Senior Secured Notes due August __, 2005 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALES AND PURCHASE OF NOTES; SECURITY.

     SECTION 2.1. SALE AND PURCHASE OF NOTES. Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof.
Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

     SECTION 2.2. SECURITY FOR THE NOTES. (a) The Notes will be entitled to the benefit of and will be secured by the following contracts and agreements, each of which will be in form and substance satisfactory to you and your special counsel:

          (i) the Security Agreement dated as of May 18, 1992 made by the Company in favor of The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "SECURITY AGREEMENT");

          (ii) the Subsidiaries Security Agreement dated as of May 18, 1992 made by UAM Holdings, UAM Trademark and UAM Investment in favor of The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "SUBSIDIARIES SECURITY AGREEMENT");

          (iii) the Pledge Agreement dated as of May 18, 1992 by and between the Company and The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "PLEDGE AGREEMENT");

          (iv) the Subsidiaries Pledge Agreement dated as of May 18, 1992 by and between UAM Holdings and The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "SUBSIDIARIES PLEDGE AGREEMENT");

          (v) the Heitman Pledge Agreement dated as of August 25, 1993 by and between Heitman and The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "HEITMAN PLEDGE AGREEMENT");

          (vi) the UAM U.K. Holdings Pledge Agreement dated as of November 17, 1993 by and between UAM U.K. Holdings and The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, as supplemented by the Supplementary Pledge Agreement dated as of August 11, 1995 between UAM U.K. Holdings and the Collateral Agent and as the same may be further amended, supplemented or otherwise modified from time to time (the "UAM U.K. HOLDINGS PLEDGE AGREEMENT");

          (vii) the Pledge and Assignment of Limited Partnership
     Interest dated as of May 18, 1992 made by UAM Realty
     Advisors to The First National Bank of Boston, as Collateral
     Agent under the Bank Credit Agreement, as heretofore amended, as amended by the First Amendment and Consent and as the same may be further amended, supplemented or otherwise modified from time to time (the "ASSIGNMENT OF
     PARTNERSHIP INTEREST");

          (viii) the Subsidiaries Guaranty dated as of the date of this Agreement made by UAM Holdings, UAM Trademark and UAM Investment in favor of the holders of the Notes, as the same may be amended, supplemented or otherwise modified from time to time (the "SUBSIDIARIES GUARANTY");

          (ix) the UAM Realty Advisors Guaranty dated as of the date of this Agreement made by UAM Realty Advisors in favor of the holders of the Notes, as the same may be amended, supplemented or otherwise modified from time to time (the "UAM REALTY ADVISORS GUARANTY");

          (x) the Heitman Guaranty dated as of the date of this Agreement made by Heitman in favor of the holders of the Notes, as the same may be amended, supplemented or otherwise modified from time to time (the "HEITMAN GUARANTY");

          (xi) the UAM U.K. Holdings Guaranty dated as of the date of this Agreement made by UAM U.K. Holdings in favor of holders of the Notes, as the same may be amended, supplemented or otherwise modified from time to time (the
     "UAM U.K. HOLDINGS GUARANTY"); and

          (xii) the Amended and Restated Subordination Agreement dated as of the date of this Agreement made by the Company and UAM Trademark in favor of the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, supplemented or otherwise modified from time to time (the "TRADEMARK SUBORDINATION AGREEMENT").

     The Security Agreement, the Subsidiaries Security Agreement, the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement, the UAM U.K. Holdings Pledge Agreement, the Assignment of Partnership Interest, the Trademark Subordination Agreement and any other instruments, documents, agreements referred to herein or related hereto pursuant to which the Company or any Subsidiary agrees to grant Liens in favor of the Collateral Agent for the ratable benefit of the Secured Parties are hereinafter referred to as the "COLLATERAL DOCUMENTS". The Subsidiaries Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty, the UAM U.K. Holdings Guaranty and any other guaranty executed and delivered in favor of the holders of the Notes pursuant to Section 10.3 are hereinafter collectively referred to as the "SUBSIDIARY GUARANTIES". The Collateral Documents and the Subsidiary Guaranties are hereinafter collectively referred to as the "SECURITY DOCUMENTS".

     The enforcement of the rights and benefits in respect of the Security Documents and the allocation of proceeds thereof will be subject to a Collateral Agency and Intercreditor Agreement dated as of the date of this Agreement in form and substance satisfactory to you and your special counsel (the "INTERCREDITOR AGREEMENT") to be entered into by the Banks and the Collateral Agent with you.

     (b) If at any time the Company or any Subsidiary shall grant to any one or more of the Agent or the Banks additional security of any kind or provide any one or more of the Agent or the Banks with additional Guaranties or other credit support of any kind pursuant to the requirements of the Bank Credit Agreement, then the Company or such Subsidiary shall grant to the holders of the Notes the same security or Guaranty so that the holders of the Notes shall at all times be secured on an equal and pro rata basis with the Banks. All such additional Guaranties shall be given to the holders of the Notes pursuant to Section 10.3 of this Agreement. All such additional security and additional Guaranties shall be subject to the provisions of clause (d) of this Section 2.2.

     (c) The holders of the Notes acknowledge and agree that the Liens of the Collateral Documents in respect of all or any part of the Collateral therein described may be released in the manner and upon the terms and conditions provided in the Intercreditor Agreement, PROVIDED, that in the event the Liens of the Collateral Documents for any reason whatsoever re-attach pursuant to the terms and provisions of the Collateral Documents or the Bank Credit Agreement, then the Lien and security interest of the Collateral Documents shall IPSO FACTO again secure the holders of the Notes on an equal and pro rata basis.

     (d) The holders of the Notes agree to release the obligations of any Subsidiary under any Subsidiary Guaranty to which it is a party upon the request of the Company if and to the extent the corresponding guaranties given pursuant to the Bank Credit Agreement are released and discharged, PROVIDED that no Default or Event of Default has occurred and is continuing, and PROVIDED, FURTHER, that in the event any Subsidiary shall again become obligated under or with respect to any previously discharged Subsidiary Guaranty pursuant to the terms and provisions of the Subsidiary Guaranty or the Bank Credit Agreement, then the obligations of such Subsidiary under such Subsidiary Guaranty shall IPSO FACTO again benefit the holders of the Notes on an equal and pro rata basis. Likewise, the holders of the Notes agree to release any additional security granted by the Company or any Subsidiary to the holders of the Notes pursuant to the provisions of Section 2.2(b) upon the same terms as provided herein for the release of the obligations of any Subsidiary under any Subsidiary Guaranty.

SECTION 3. CLOSING.

     The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hill & Barlow, One International Place, Boston, Massachusetts 02110-2607, at 10:00 a.m., Boston, Massachusetts time, at a closing (the "CLOSING") on August __, 1995 or on such other Business Day thereafter on or prior to August 31, 1995 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 534-37165 at The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts, 02100, A.B.A. No. 011-000-390. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

     Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

     SECTION 4.1. REPRESENTATIONS AND WARRANTIES. (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

     (b) The representations and warranties of each Guaranty Subsidiary in the Security Documents to which each is a party shall be correct when made and at the time of the Closing.

     SECTION 4.2. PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no
Default or Event of Default shall have occurred and be continuing.   Neither
the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 9.7,
9.8 and 10.1 through 10.5 had such Sections applied since such date.

     SECTION 4.3. COMPLIANCE CERTIFICATES.

     (a) OFFICER'S CERTIFICATE. (i) The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.11 have been fulfilled.

     (ii) Each Guaranty Subsidiary shall have delivered to you a certificate of an authorized officer, dated the date of the Closing, certifying that the conditions specified in Section 4.1(b) have been fulfilled.

     (b) SECRETARY'S CERTIFICATE. (i) The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

     (ii) Each Guaranty Subsidiary shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Security Documents to which each such Guaranty Subsidiary is a party.

     SECTION 4.4. OPINIONS OF COUNSEL. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Hill & Barlow, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

     SECTION 4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC. On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     SECTION 4.6. SALE OF OTHER NOTES. Contemporaneously with the Closing, the Company shall sell to the Other Purchasers, and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

     SECTION 4.7. BANK CREDIT AGREEMENT, SECURITY DOCUMENTS, ETC. The Bank Credit Agreement, the Security Documents, the Intercreditor Agreement and the Revenue Sharing Agreements shall be in form and substance satisfactory to you and your special counsel, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect and you shall have received true, correct and complete copies of each thereof.

     SECTION 4.8. FILING AND RECORDING. The Collateral Documents (and/or financing statements or similar notices thereof if and to the extent permitted or required by applicable law) shall have been recorded or filed for record in such public offices as may be deemed necessary or appropriate by you or your special counsel in order to perfect the Liens and security interests granted or conveyed thereby.

     SECTION 4.9. PAYMENT OF SPECIAL COUNSEL FEES. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

     SECTION 4.10. PRIVATE PLACEMENT NUMBER. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

     SECTION 4.11. CHANGES IN CORPORATE STRUCTURE.  Except as specified in
Schedule 4.11, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     SECTION 4.12. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to you that:

     SECTION 5.1. OPRGANIZATION; POWER AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements, the Notes, and the Security Documents to which it is a party and to perform the provisions hereof and thereof.

     SECTION 5.2. AUTHORIZATION, ETC. This Agreement and the Other Agreements, the Notes and the Security Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Security Documents to which it is a party constitute, and upon execution and delivery thereof each Note will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5.3. DISCLOSURE. The Company, through its placement agents, J.P. Morgan Securities Inc. and Bank of Boston, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum dated June, 1995 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Security Documents, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1994, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     SECTION 5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary,
(ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 or Schedule 5.15).

     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

     (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than the agreements listed on Schedule
5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     SECTION 5.5. FINANCIAL STATEMENTS. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     SECTION 5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Company of this Agreement, the Notes, and the Security Documents to which it is a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Liens in favor of the Collateral Agent for the ratable benefit of the Secured Parties) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

     SECTION 5.7. GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Notes, or the Security Documents.

     SECTION 5.8. LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.
(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.9. TAXES. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1981.

     SECTION 5.10. TITLE TO PROPERTY; LEASES. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in
Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     SECTION 5.11. LICENSES, PERMITS, ETC.  Except as disclosed in Schedule
5.11,

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

     SECTION 5.12. COMPLIANCE WITH ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

     (b) Neither the Company nor any of its ERISA Affiliates maintains or has any liability with respect to any Plan that is subject to Title IV of ERISA.

     (c) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

     (d) The execution and delivery of this Agreement and the Security Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

     SECTION 5.13. PRIVATE OFFERING BY THE COMPANY. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than [30] other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     SECTION 5.14. USE OF PROCEEDS; MARGIN REGULATIONS. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of

Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR
224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

     SECTION 5.15. EXISTING INDEBTEDNESS; FUTURE LIENS. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the date of the Closing. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.

     SECTION 5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     SECTION 5.17. STATUS UNDER CERTAIN STATUTES. Neither the Company nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

     SECTION 5.18. ENVIRONMENTAL MATTERS. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.19. PLEDGE AGREEMENTS AND SECURITY AGREEMENTS. (a) The provisions of each of the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement and the UAM U.K. Holdings Pledge Agreement are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the Company, UAM Holdings, Heitman or UAM U.K. Holdings, as the case may be, in the Pledged Stock described therein, and when (1) the Collateral Agent receives possession of the stock certificates representing the shares of Pledged Stock with respect to which the Collateral Agent has been granted a first priority security interest, registered in the name of the Collateral Agent or otherwise accompanied by undated stock powers duly executed in blank, and (2) a notice (each a "BAILEE NOTICE" and collectively the "BAILEE NOTICES") is duly sent by the Company to each holder of the certificates evidencing the Second Priority Pledged Securities (as such term is defined in the Pledge Agreement) to the effect that the Collateral Agent, for the ratable benefit of the Secured Parties has been granted a second priority security interest in such Second Priority Pledged Securities, the Pledge Agreement shall constitute a fully perfected and continuing first priority or, to the extent permitted hereunder and under the Pledge Agreement, a fully perfected and continuing second priority, Lien on and security interest in all right, title and interest of the Company in the Pledged Stock. The interest of the Collateral Agent in the Pledged Stock has been duly registered on the books and records of each of the issuers thereof.

     (b) The provisions of each of the Security Agreement, the Subsidiaries Security Agreement and the Assignment of Partnership Interest are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the Company, UAM Holdings, UAM Trademark, UAM Investment and UAM Realty Advisors, as the case may be, in collateral described therein and constitute and shall continue to constitute a fully perfected and continuing first priority Lien on and security interest in all right, title and interest of the

Company, UAM Holdings, UAM Trademark, UAM Investment and UAM Realty Advisors, as the case may be, in such collateral with respect to which a security interest may be perfected by filing of financing statements under the Uniform Commercial Code.

     SECTION 5.20. REVENUE SHARING AGREEMENTS. The Revenue Sharing Agreements have each been duly executed and delivered by the Company and by each Subsidiary party thereto, and each is in full force and effect and has not been amended in any manner during the period from the date each was delivered to the Purchasers through the date hereof except as previously disclosed to the Purchasers in writing. The representations and warranties of the Company and of the Subsidiaries contained in each Revenue Sharing Agreement are true and correct in all material respects.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

     SECTION 6.1. PURCHASE FOR INVESTMENT. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     SECTION 6.2. SOURCE OF FUNDS. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) the Source is an "insurance company general account" within the meaning of Department of Labor
     Prohibited Transaction Exemption ("PTE") 95-60 (issued July
     12, 1995) and the purchase of the Notes by you is eligible for and satisfies the requirements of PTE 95-60; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), the conditions of Part I of the QPAM Exemption are satisfied, and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d) the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     The Company shall deliver a certificate on the Closing Date which certificate shall state that it is neither a "party in interest" (as defined in Title I, Section 3(14) of ERISA) nor a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY.

   SECTION 7.1. FINANCIAL AND BUSINESS INFORMATION. The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that delivery within the time period specified above of copies of the Company's Quarterly
     Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) ANNUAL STATEMENTS -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

               (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

     PROVIDED that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
     Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (g) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company or any Subsidiary to perform its obligations hereunder and under the Notes, and the Security Documents to which it is a party as from time to time may be reasonably requested by any such holder of Notes.

     SECTION 7.2. OFFICER'S CERTIFICATE. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) COVENANT COMPLIANCE -- the information (including detailed calculations, if any) required in order to establish whether the Company was in compliance with the requirements of Section 9.7, 9.8, 10.2, 10.4 or 10.5 hereof, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     SECTION 7.3. INSPECTION. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PREPAYMENT OF THE NOTES.

     SECTION 8.1. REQUIRED PREPAYMENTS. In addition to paying the entire outstanding principal amount and the interest due on the Notes on the maturity date thereof, the Company agrees that on August __, 2000 and on each August __ thereafter to and including August __, 2004 the Company will prepay $25,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, PROVIDED that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

     SECTION 8.2. OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     SECTION 8.3. ALLOCATION OF PARTIAL PREPAYMENTS. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

     SECTION 8.4. MATURITY; SURRENDER, ETC. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     SECTION 8.5. PURCHASE OF NOTES. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement, and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     SECTION 8.6. MAKE-WHOLE AMOUNT. The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to
     Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New
     York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average
     Life of such Called Principal as of such Settlement Date, or
     (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve
     Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average
     Life of such Called Principal as of such Settlement Date.
     Such implied yield will be determined, if necessary, by
     (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and
     (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average
     Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by
     (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     SECTION 9.1. COMPLIANCE WITH LAW. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 9.2. INSURANCE. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     SECTION 9.3. MAINTENANCE OF PROPERTIES. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 9.4. PAYMENT OF TAXES AND CLAIMS. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     SECTION 9.5. CORPORATE EXISTENCE, ETC. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

     SECTION 9.6. NATURE OF BUSINESS. Neither the Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement.

     SECTION 9.7. CONSOLIDATED TANGIBLE NET WORTH. The Company will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than $360,000,000.

     SECTION 9.8. FIXED CHARGES COVERAGE RATIO. The Company will at all times keep and maintain the ratio of Consolidated Net Earnings Available for Fixed Charges for the immediately preceding four fiscal quarter period to Consolidated Fixed Charges for such four fiscal quarter period at not less than 2.50 to 1.00.

SECTION 10. NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     SECTION 10.1. TRANSACTIONS WITH AFFILIATES. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     SECTION 10.2. MERGERS, CONSOLIDATIONS AND SALES OF ASSETS. (a) The Company will not, and will not permit any Subsidiary to, consolidate with or be a party to a merger with any other Person, or sell, lease or otherwise dispose of all or substantially all of its assets; PROVIDED that:

          (i) any Subsidiary may merge or consolidate with or into the Company or any Substantially-Owned Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation;

          (ii) any Substantially-Owned Subsidiary may consolidate with or be a party to a merger with any Person in a transaction the purpose of which is for such Substantially-Owned Subsidiary to acquire all of the outstanding capital stock of such Person;

          (iii) any Subsidiary may sell or otherwise dispose of (including by way of liquidation or dissolution) all or substantially all of its assets; PROVIDED that each such sale or disposition of assets shall be made in compliance with the terms and provisions of Sections 10.2(b) and 10.2(c), as applicable;

          (iv) the Company may consolidate or merge with or into any other corporation if (A) the corporation which results from such consolidation or merger (the "SURVIVING CORPORATION") is either (1) the Company or (2) a corporation organized under the laws of any state of the United States or the District of Columbia which expressly assumes in writing the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement, and the Security Documents to be performed or observed by the Company, and the surviving corporation shall furnish to the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (B) at the time of such consolidation or merger and immediately after giving effect thereto, (1) no Default or Event of Default would exist and
     (2) the surviving corporation would be permitted by the provisions of Section 10.4(a)(v) to incur at least $1.00 of additional Funded Debt;

          (v) the Company may sell or otherwise dispose of all or substantially all of its assets to any Person for consideration which represents the fair market value of such assets (as determined in good faith by the Board of Directors of the Company) at the time of such sale or other disposition if (A) the acquiring Person is a corporation organized under the laws of any state of the United States or the District of Columbia, (B) the due and punctual payment of the principal of and premium, if any, and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants in the Notes and in this Agreement, and the Security Documents to be performed or observed by the Company are expressly assumed in writing by the acquiring corporation and the acquiring corporation shall furnish to the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such acquiring corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (C) at the time of such sale or disposition and immediately after giving effect thereto,
     (1) no Default or Event of Default would exist and (2) the acquiring corporation would be permitted by the provisions of Section 10.4(a)(v) to incur at least $1.00 of additional Funded Debt.

     (b) The Company will not, and will not permit any Subsidiary to, sell, lease, transfer, abandon or otherwise dispose of assets (except assets sold in the ordinary course of business for fair market value and except as provided in Sections 10.2(a)(v) and 10.2(c)); PROVIDED that the foregoing restrictions do not apply to:

          (i) the sale, lease, transfer or other disposition of assets of a Subsidiary to the Company or a Substantially-
     Owned Subsidiary; or

          (ii) the transfer of assets of the Company to a Substantially-Owned Subsidiary, PROVIDED that such transfer of assets is made substantially concurrently with the acquisition of such assets by the Company; or

          (iii) the sale, lease, transfer or other disposition of assets for cash or other tangible or intangible property to a Person or Persons other than an Affiliate if all of the following conditions are met:

               (A) such assets (valued at net book value) do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the immediately preceding twelve-month period (other than in the ordinary course of business), exceed 10% of Consolidated Total Assets, and such assets (valued at net book value) do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the date of this Agreement to and including the date of the sale of such assets (other than in the ordinary course of business), exceed 25% of Consolidated Total Assets, in each such case determined as of the end of the immediately preceding fiscal quarter;

               (B) in the opinion of a Responsible Officer of the Company if the aggregate sale price of such assets is $2,500,000 or less and in the opinion of the Company's Board of Directors if the aggregate sale price of such assets is more than $2,500,000 the sale is for fair value and is in the best interests of the Company or the relevant Subsidiary, as the case may be; and

               (C) immediately after the consummation of the transaction and after giving effect thereto, (1) no Default or Event of Default would exist, and (2) the Company would be permitted by the provisions of
          Section 10.4(a)(v) to incur at least $1.00 of additional Funded Debt;

     PROVIDED, HOWEVER, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within twelve months of the date of sale of such assets to either (y) the acquisition of similar assets useful and intended to be used in the operation of the business of the Company and its Subsidiaries as described in Section 9.6 and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of or (z) the prepayment at any applicable prepayment premium, on a PRO RATA basis, of Senior Funded Debt of the Company; PROVIDED, FURTHER, that during the period from the date of any such asset sale to the date of final application of proceeds in compliance with the requirements of this Section 10.2(b)(iii) (which period may not exceed twelve months of the date of such sale), the Company shall not prepay any Senior Funded Debt with the proceeds of such asset sale to an extent greater than the PRO RATA share the holder or holders of such Senior Funded
     Debt would have been entitled to if the Company had applied, on the date of such asset sale, all such proceeds to the PRO RATA prepayment of Senior Funded Debt of the Company in the manner required by clause (z) above and PROVIDED, FURTHER, that until the Company has satisfied the requirements contained in the first PROVISO of this
     Section 10.2(b)(iii) with respect to any assets sold or otherwise disposed of which are in excess of what is otherwise permitted by clause (A) of this Section 10.2(b)(iii), the Company shall not sell or otherwise dispose of any other assets. It is understood and agreed by the Company that any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in Section 8.2.

     Computations pursuant to this Section 10.2(b) shall include dispositions made pursuant to Section 10.2(c) and computations pursuant to Section 10.2(c) shall include dispositions made pursuant to this Section 10.2(b).

     (c) The Company will not, and will not permit any Subsidiary to, sell, pledge or otherwise dispose of any shares of the stock (including as "stock" for the purposes of this Section 10.2(c) any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Subsidiary (said stock, options, warrants and other Securities herein called "SUBSIDIARY STOCK"), nor will any Subsidiary issue, sell, pledge or otherwise dispose of any shares of its own Subsidiary Stock, PROVIDED that the foregoing restrictions do not apply to:

          (i) the issue of directors' qualifying shares; or

         (ii) the sale or other disposition by a Subsidiary of Subsidiary Stock to the Company or any Wholly-Owned
     Subsidiary or, in the case of Subsidiary Stock of a Subsidiary formed or acquired after the date of Closing, to the Company or any Substantially-Owned Subsidiary; or

        (iii) the sale or other disposition by the Company of Subsidiary Stock to any Wholly-Owned Subsidiary or, in the case of Subsidiary Stock of a Subsidiary formed or acquired after the date of Closing, to any Substantially-Owned Subsidiary; or

         (iv) the issue of Subsidiary Stock to the Company or a Wholly-Owned Subsidiary or, in the case of Subsidiary Stock of a Subsidiary formed or acquired after the date of Closing, to the Company or any Substantially-Owned Subsidiary; PROVIDED that concurrently with the issuance of such Subsidiary Stock the Company shall have complied with all of the terms and provisions relating to the granting of a security interest in Subsidiary Stock to the Collateral Agent as required by the Collateral Documents and the Bank Credit Agreement; or

          (v) the pledge of Subsidiary Stock to the Collateral
     Agent pursuant to the Collateral Documents and the Bank
     Credit Agreement; or

         (vi) the sale, lease, transfer or other disposition at any one time to a Person (other than directly or indirectly to an Affiliate) of all or any part of the Investment of the Company and its other Subsidiaries in any Subsidiary if all of the following conditions are met:

               (A) the assets (valued at net book value) of such Subsidiary do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the immediately preceding twelve-month period (other than in the ordinary course of business), exceed 10% of Consolidated Total Assets, and such assets (valued at net book value) of such Subsidiary do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the date of this Agreement to and including the date of the sale of such assets (other than in the ordinary course of business), exceed 25% of Consolidated Total Assets, in each such case determined as of the end of the immediately preceding fiscal quarter;

                (B) in the opinion of a Responsible Officer of the Company if the aggregate sale price of such Investment is $2,500,000 or less and in the opinion of the Company's Board of Directors if the aggregate sale price of such Investment is more than $2,500,000, the sale is for fair value and is in the best interests of the Company; and

               (C) immediately after the consummation of the transaction and after giving effect thereto, (y) no Default or Event of Default would exist, and (z) the Company would be permitted by the provisions of
          Section 10.4(a)(v) to incur at least $1.00 of additional Funded Debt;

     PROVIDED, HOWEVER, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within twelve months of the date of sale of such assets to either (y) the acquisition of similar assets useful and intended to be used in the operation of the business of the Company and its Subsidiaries as described in Section 9.6 and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of or (z) the prepayment at any applicable prepayment premium, on a PRO RATA basis, of Senior Funded Debt of the Company; PROVIDED, FURTHER, that during the period from the date of any such asset sale to the date of final application of proceeds in compliance with the requirements of this Section 10.2(c)(vi) (which period may not exceed twelve months of the date of such sale), the Company shall not prepay any Senior Funded Debt with the proceeds of such asset sale to an extent greater than the PRO RATA share the holder or holders of such Senior Funded Debt would have been entitled to if the Company had applied, on the date of such asset sale, all such proceeds to the PRO RATA prepayment of Senior Funded Debt of the Company in the manner required by clause (z) above and, PROVIDED, FURTHER, that until the Company has satisfied the requirements contained in the first PROVISO of this Section 10.2(c)(vi) with respect to any assets sold or otherwise disposed of which are in excess of what is otherwise permitted by clause (A) of this Section 10.2(c)(vi), the Company shall not sell or otherwise dispose of any other assets. It is understood and agreed by the Company that any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in Section 8.2.

     Computations pursuant to this Section 10.2(c) shall include dispositions made pursuant to Section 10.2(b) and computations pursuant to Section 10.2(b) shall include dispositions made pursuant to this Section 10.2(c). Nothing in this
Section 10.2(c) shall be deemed or construed to prohibit any transaction permitted by Section 10.2(a).

     SECTION 10.3. ADDITIONAL GUARANTIES. If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any existing or newly acquired or formed Subsidiary grants to any one or more of the Agent or the Banks, a guaranty of obligations owing under the Bank Credit Agreement, the Company shall cause such Subsidiary to execute and deliver to the holders of the Notes a Guaranty in substantially the same form as the guaranty agreement delivered to the Agent or the Banks, or any one or more of them, and the Company shall deliver, or shall cause to be delivered, to the holders of the Notes (a) all such certificates, resolutions, legal opinions and other related items in substantially the same forms as those delivered to and accepted by the Agent or the Banks, as the case may be, and (b) all such amendments to this Agreement, the Subsidiaries Guaranties, and the Security Documents as may reasonably be deemed necessary by the holders of the Notes in order to reflect the existence of such additional Guaranty of the Notes. All such Guaranties shall be subject to the provisions of Section 2.2(d) of this Agreement.

     SECTION 10.4. LIMITATIONS ON FUNDED DEBT. (a) The Company will not, and will not permit any Subsidiary to, create, assume, guarantee or otherwise incur or in any manner become liable in respect of any Funded Debt, except:

           (i) Funded Debt evidenced by the Notes;

          (ii) Funded Debt of the Company and its Subsidiaries outstanding as of the date of the Closing and described in
     Schedule 5.15;

         (iii) Funded Debt of the Company to UAM Trademark, PROVIDED that such Funded Debt is evidenced by a promissory note or notes which are subordinated to all obligations of the Company to the holders of the Notes under this Agreement, the Notes and the Security Documents in form and substance satisfactory to the Required Holders and which promissory note or notes have been delivered to the Collateral Agent, duly endorsed to the Collateral Agent, for the ratable benefit of the Secured Parties;

          (iv) Guaranties by the Company's Subsidiaries of Funded
     Debt of the Company, which Guaranties have been entered into pursuant to the terms and provisions and upon the conditions set forth in the Security Documents, the Bank Credit
     Agreement and this Agreement;

          (v) additional Funded Debt of the Company and/or any one or more of its Subsidiaries, PROVIDED that at the time of creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

                (A) Consolidated Operating Cash Flow for the immediately preceding four fiscal quarters will be at least equal to 22.5% of Consolidated Senior Funded Debt and to 17.5% of Consolidated Funded Debt, in each such case outstanding on the last day of each of such four fiscal quarters, and

               (B) in the case of the issuance of any Funded Debt of the Company secured by Liens permitted by
          Section 10.5(k) and any Funded Debt of a Subsidiary, the sum of (y) the aggregate amount of all Funded Debt secured by Liens permitted by Section 10.5(k) PLUS
          (z) the aggregate amount of all Funded Debt of Subsidiaries, shall not exceed 15% of Consolidated Tangible Net Worth;

          (vi) Funded Debt of a Subsidiary to the Company or to a Substantially-Owned Subsidiary.

     (b) Indebtedness issued or incurred in accordance with the limitations of Section 10.4(a) may be renewed, extended or refunded, PROVIDED, that any increase in principal amount remaining unpaid at the time of such renewal, extension or refunding shall be within the limitations of Section 10.4(a)(v), PROVIDED FURTHER, that at the time of such renewal, extension or refunding and after giving effect thereto, no Default or Event of Default would exist.

     (c) Any Person which becomes a Subsidiary after the date hereof shall for all purposes of this Section 10.4 be deemed to have created, assumed or incurred at the time it becomes a Subsidiary all Funded Debt of such Person existing immediately after it becomes a Subsidiary.

     (d) The Company shall not effect or permit any change in or amendment to
(i) the terms by which any Subordinated Indebtedness purports to be subordinated to the payment and performance of the Notes or (ii) the terms relating to the repayment of any Subordinated Indebtedness (other than any extensions of the date of payment therefor or any reductions in the amount thereof or in the rate at which interest or other fees are payable to the holders thereof in connection therewith).

     (e) The Company shall not directly or indirectly make any payment of any principal of or any redemption, retirement, defeasance or repurchase, in whole or in part, of any Subordinated Indebtedness or pledge any collateral therefor, except payments required by the instruments evidencing such Subordinated Indebtedness and the pledge of collateral as permitted by
Section 10.5(g), PROVIDED that nothing shall preclude the Company from permitting the conversion of any Subordinated Indebtedness to equity by exercise of warrants or otherwise (in accordance with its terms).

     SECTION 10.5. LIMITATION ON LIENS. The Company will not, and will not permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

          (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, PROVIDED that payment thereof is not at the time required by Section 9.4;

          (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

          (c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money, PROVIDED in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

          (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Subsidiaries;

          (e) Liens securing Indebtedness of a Subsidiary to the Company or to another Substantially-Owned Subsidiary;

          (f) Liens of the Collateral Documents, and other Liens given to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the terms and provisions and upon the conditions set forth in the Security Documents or the Bank Credit Agreement;

          (g) Liens existing as of the date of the Closing and described in Schedule 5.15;

          (h) Liens constituting stock pledge agreements granting a security interest on capital stock of Subsidiaries of the Company securing Subordinated Indebtedness of the Company owing to the Person from whom the Company has acquired such capital stock, PROVIDED that in each case the Company has entered into a stock pledge agreement in respect of the same such capital stock with the Collateral Agent pledging and granting to the Collateral Agent a second priority Lien and security interest in such capital stock pursuant to the terms and provisions and upon the conditions set forth in the Security Documents and the Bank Credit Agreement;

          (i) Liens created or incurred after the date of the Closing given to secure the payment of the purchase price incurred in connection with the acquisition or purchase of real or personal property or the cost of construction or improvements to real or personal property, in any such case, useful and intended to be used in carrying on the business of the Company or a Subsidiary, PROVIDED that (i) the Lien shall attach solely to the real or personal property acquired, purchased, constructed or improved, (ii) such Lien shall have been created or incurred within 120 days after the date of acquisition or purchase or the date of completion of construction or improvement of such real or personal property, as the case may be, (iii) at the time of the imposition of the Lien, the aggregate amount remaining unpaid on all Funded Debt secured by Liens on such real or personal property, as the case may be (whether or not assumed by the Company or a Subsidiary) shall not exceed an amount equal to the lesser of the total acquisition or purchase price or cost of construction or improvement, as the case may be, or fair market value of such real or personal property (as determined in good faith by the Board of Directors of the Company); and (iv) all such Funded Debt shall have been incurred within the applicable limitations provided in Section 10.4(a)(v);

          (j) Liens affixed on real or personal property existing (i) at the time of acquisition thereof, whether or not the Funded Debt secured thereby is assumed by the Company or a Subsidiary, so long as such Lien or Liens were not incurred, extended or renewed in contemplation of such acquisition or purchase, or (ii) on the property of a Person at the time such corporation is merged into or consolidated with the Company or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety to the Company or a Subsidiary; PROVIDED that (A) the amount of Funded Debt secured by such Liens shall not exceed an amount equal to the lesser of the acquisition or purchase price or fair market value of such real or personal property (as determined in good faith by the Board of Directors of the Company) and (B) all such Funded Debt shall have been incurred within the applicable limitations provided in Section 10.4(a)(v);

          (k) Liens created or incurred after the date of the Closing given to secure Funded Debt of the Company or any Subsidiary in addition to the Liens permitted by the preceding clauses (a) through (j) hereof, PROVIDED that all Indebtedness secured by such Liens shall have been incurred within the limitations provided in Sections 10.4(a)(v)(A) and (B); and

          (l) any extension, renewal or refunding of any Lien permitted by the preceding clauses (h) through (k) of this
     Section 10.5 in respect of the same property theretofore subject to such Lien in connection with the extension, renewal or refunding of the Indebtedness secured thereby; PROVIDED that (i) such extension, renewal or refunding of Indebtedness shall be without increase in the principal amount remaining unpaid as of the date of such extension, renewal or refunding, (ii) such Lien shall attach solely to the same such property, and (iii) the principal amount remaining unpaid as of the date of such extension, renewal or refunding of Indebtedness is less than or equal to the fair market value of the property (determined in good faith by the Board or Directors of the Company) to which such Lien is attached.

     SECTION 10.6. NOTES TO RANK PARI PASSU WITH SENIOR INDEBTEDNESS. The Company will not create, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any Indebtedness which would or would purport to rank senior in right of payment to the Notes.

     SECTION 10.7. LIMITATIONS ON RESTRICTIVE AGREEMENTS. (a) The Company will not, and will not permit any Subsidiary to, enter into, or suffer to exist, any agreement with any Person which, directly or indirectly, prohibits or limits the ability of any Subsidiary to (1) pay dividends or make other distributions to the Company or prepay any Indebtedness owed to the Company or (2) transfer any of its properties or assets to the Company (other than with respect to assets subject to Liens permitted by Section 10.5).

     (b) The Company will not, and will not permit any Subsidiary to, enter into, or suffer to exist, any agreement with any Person which in any way restricts or limits the ability of the Company to amend, modify, supplement or otherwise alter the terms applicable to the Notes or this Agreement, other than the restrictions contained in Section 5.21 of the Bank Credit Agreement as in effect on the Closing Date.

SECTION 11. EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 9.7, 9.8, 10.2(b) or (c) or 10.4; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this

     Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "NOTICE OF DEFAULT" and to refer specifically to this paragraph (d) of Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement, or by an officer of any Guaranty Subsidiary in any Subsidiary Guaranty, or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

           (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or
     (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to
     be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

          (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated (other than the liquidation of a Subsidiary into the Company or a Wholly-Owned Subsidiary), or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or
                                     -33-
     with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

           (i) a final judgment or judgments for the payment of money aggregating in excess of $3,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

           (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $500,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

          (k) an event of default under any Security Document shall have occurred and be continuing; or

          (l) for any reason any Security Document ceases to be in full force and effect or any Lien on any of the Collateral purported to be created by any Collateral Document ceases to be or is not a valid and perfected Lien to the extent and with the priority contemplated hereby or thereby (in any case, other than pursuant to a release permitted by Section 2.2(c) or (d) or pursuant to the Intercreditor Agreement or pursuant to any other action taken by the Collateral Agent under and in accordance with the terms of the Intercreditor Agreement).

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

     SECTION 12.1. ACCELERATION. (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     SECTION 12.2. OTHER REMEDIES. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     SECTION 12.3. RESCISSION. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 60% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this
Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     SECTION 12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     SECTION 13.1. REGISTRATION OF NOTES. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     SECTION 13.2. TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

     SECTION 13.3. REPLACEMENT OF NOTES. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $2,500,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

     SECTION 14.1. PLACE OF PAYMENT. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in lawful money of the United States of America at the principal office of the Company in Boston, Massachusetts. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

    SECTION 14.2. HOME OFFICE PAYMENT. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section
14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

     SECTION 15.1. TRANSACTION EXPENSES. (a) Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Security Documents or the Intercreditor Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Security Documents or the Intercreditor Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Security Documents or the Intercreditor Agreement, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, the Security Documents and the Intercreditor Agreement.
The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

     (b) Without limiting the foregoing, the Company agrees to pay all fees of the Collateral Agent in connection with the preparation, execution and delivery of the Intercreditor Agreement and Collateral Documents and the transactions contemplated thereby, including but not limited to reasonable attorneys fees; to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it under the Intercreditor Agreement and the Collateral Documents; to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Intercreditor Agreement and Collateral Documents, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder.

     SECTION 15.2. SURVIVAL.  The obligations of the Company under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, the Security Documents and the Intercreditor Agreement, and the termination of this Agreement, the Security Documents or the Intercreditor Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes, the Security Documents and the Intercreditor Agreement, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the Security Documents shall be deemed representations and warranties of the Company under this Agreement and the Security Documents. Subject to the preceding sentence, this Agreement, the Notes, and the Security Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

     SECTION 17.1. REQUIREMENTS. (a) This Agreement and the Notes, may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     (b) The Collateral Documents may be amended in the manner prescribed in the Intercreditor Agreement, and the Subsidiary Guaranties and the Intercreditor Agreement may be amended in the manner prescribed in each such document, and all amendments to the Collateral Documents, the Subsidiary Guaranties and the Intercreditor Agreement obtained in conformity with such requirements shall bind all holders of the Notes.

SECTION 17.2. SOLICITATION OF HOLDERS OF NOTES.

     (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any of the Security Documents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     SECTION 17.3. BINDING EFFECT, ETC. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     SECTION 17.4. NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes, the Security Documents or the Intercreditor Agreement, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified
                                     -40-
mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

     This Agreement and the Security Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any

Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21. SUBSTITUTION OF PURCHASER.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

     SECTION 22.1. SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     SECTION 22.2. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement, the Notes, or the Security Documents to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     SECTION 22.3. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 22.4. CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     SECTION 22.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     SECTION 22.6. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the Commonwealth of Massachusetts excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     SECTION 22.7. ENVIRONMENTAL INDEMNITY AND COVENANT NOT TO SUE. (a) The Company agrees to indemnify and hold harmless from time to time the Purchasers and each other holder of the Notes, each Person claiming by, through, under or on account of any of the foregoing and the respective directors, officers, counsel and employees of each of the foregoing Persons (the "INDEMNIFIED PARTIES") from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages, personal injuries, property damages and liabilities to which any such Indemnified Party may become subject under any Environmental Law applicable to, and arising out of the ownership or operation by the Company or any of its Subsidiaries, of any of their respective properties, (1) as a result of the breach, violation or non-compliance by the Company or any of its Subsidiaries with any Environmental Law applicable to the Company or any of its Subsidiaries, (2) due to past ownership of any of their respective properties or past activity on any of their respective properties which, though lawful and fully permissible at the time, could result in present liability, (3) as a result of the presence, release or disposal of Hazardous Materials by the Company or any of its Subsidiaries, or at any of their respective properties, or (4) in connection with any environmental, health or safety condition at any property of the Company or its Subsidiaries. The provisions of this Section 22.7 shall survive termination of this Agreement by payment in full of all of the Notes issued hereunder and shall survive the transfer of any Note or Notes issued hereunder.

     (b) Without limiting the provisions of clause (a) of this Section 22.7, the Company and its successors and assigns hereby waive, release and covenant not to bring against any of the Indemnified Parties any demand, claim, cost recovery action or lawsuit they may now or have or which may hereafter accrue arising from (1) any Environmental Law now or hereafter enacted applicable to, and arising out of the ownership or operations of, the Company or any of its Subsidiaries, (2) the presence, use, release, storage, treatment or disposal of Hazardous Materials on or at any of the properties owned or operated by the Company or any of its Subsidiaries, (3) the breach, violation or non-compliance by the Company or any of its Subsidiaries with any Environmental Law or environmental covenant applicable to, and arising out of the ownership or operations of, the Company or any of its Subsidiaries, or
(4) any environmental, health or safety condition at any property of the Company or any of its Subsidiaries.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                   Very truly yours,

                                   UNITED ASSET MANAGEMENT CORPORATION

                                   By
                                     ---------------------------------
                                       [Title]

The foregoing is hereby agreed
to as of the date thereof.

[VARIATION]



By ____________________________
   Its

                           INFORMATION RELATING TO PURCHASERS

                                [Distributed Separately]



                                       SCHEDULE A
                               (to Note Purchase Agreement)

                                DEFINED TERMS

   As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

   "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "AFFILIATE" is a reference to an Affiliate of the Company.

   "AGENT" shall mean Morgan Guaranty Trust Company of New York, as Agent under the Bank Credit Agreement, and any successor thereto.

   "BAILEE NOTICE" is defined in Section 5.19(a).

   "BANK COLLATERAL AGENT" shall mean The First National Bank of Boston, as Collateral Agent under the Bank Credit Agreement, and any successor thereto.

   "BANK CREDIT AGREEMENT" means that certain Second Amended and Restated Credit Agreement dated as of November 18, 1994 among the Company, Morgan Guaranty Trust Company of New York, as Agent, The First National Bank of Boston, as Collateral Agent, and the several banks and other financial institutions from time to time parties thereto, including the Loan Documents (as defined therein on the date hereof), as from time to time extended, supplemented, amended, restated or otherwise modified, and including any replacement revolving credit facility.

   "BANKS" means the several banks and other financial institutions from time to time parties to the Bank Credit Agreement.

   "BANK SECURED DEBT" means all Indebtedness of the Company and its Subsidiaries outstanding at any time and from time to time under the Bank Credit Agreement secured by the Lien of the Collateral Documents, including without limitation "Money Market Loans" as defined in, and permitted by, the Bank Credit Agreement.

   "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Boston, Massachusetts are required or authorized to be closed.


                                 SCHEDULE B
                        (to Note Purchase Agreement)

   "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

   "CLOSING" is defined in Section 3.

   "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

   "COLLATERAL" means collectively (a) the Collateral as such term is defined in each of the Pledge Agreement, the Subsidiaries Pledge Agreement, the Security Agreement, the Subsidiaries Security Agreement, the Heitman Pledge Agreement and the Assignment of Partnership Interest, (b) the Pledged Securities as such term is defined in the UAM U.K. Holdings Pledge Agreement and (c) to the extent not otherwise included in clauses (a) and (b) above, and subject to the provisions of Sections 2.2(c) and (d) any other collateral security granted, pledged or otherwise given in favor of or for the benefit of the holders of the Notes as Secured Parties pursuant to the requirements of any Security Document.

   "COLLATERAL AGENT" means The First National Bank of Boston, a national banking association, as Collateral Agent for the Secured Parties.

   "COLLATERAL DOCUMENTS" is defined in Section 2.2(a).

   "COMPANY" means United Asset Management Corporation, a Delaware corporation.

   "CONFIDENTIAL INFORMATION" is defined in Section 20.

   "CONSOLIDATED FIXED CHARGES" for any period means on a consolidated basis the sum of (a) all Rentals (other than Rentals on Capital Leases) payable during such period by the Company and its Subsidiaries, and (b) all Interest Expense on all Indebtedness (including the interest component of Rentals on Capital Leases) of the Company and its Subsidiaries.

   "CONSOLIDATED FUND DEBT" means all Funded Debt of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items.

   "CONSOLIDATED NET EARNINGS" for any period means the gross revenues of the Company and its Subsidiaries for such period LESS all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

        (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

        (b)  the proceeds of any life insurance policy;

        (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

        (d) net earnings and losses of any corporation (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Subsidiary, realized by such corporation prior to the date of such acquisition;

        (e) net earnings and losses of any corporation (other than a Subsidiary) with which the Company or a Subsidiary shall have consolidated or which shall have merged into or with the Company or a Subsidiary prior to the date of such consolidation or merger;

        (f) net earnings of any business entity (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

        (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Subsidiary;

        (h) earnings resulting from any reappraisal, revaluation or write-up of assets by the Company or any Subsidiary;

        (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

        (j) any gain arising from the acquisition of any securities of the Company or any Subsidiary;

        (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

        (l)  any other extraordinary gain or loss;

all determined in accordance with GAAP.

   "CONSOLIDATED NET EARNINGS AVAILABLE FOR FIXED CHARGES" for any period means the sum of (a) Consolidated Net Earnings during such period PLUS (to the extent deducted in determining Consolidated Net Earnings), (b) all provisions for any Federal, state or other income taxes made by the Company and its Subsidiaries during such period, (c) all provisions for depreciation and amortization (other than amortization of debt discount) made by the Company and its Subsidiaries during such period and (d) Consolidated Fixed Charges during such period.

   "CONSOLIDATED OPERATING CASH FLOW" for any period means the sum of
(a) Consolidated Net Earnings during such period PLUS (to the extent deducted in determining Consolidated Net Earnings) (b) all provisions for depreciation and amortization of costs assigned to contracts acquired and other intangibles made by the Company and its Subsidiaries during such period. For purposes of any determination of Consolidated Operating Cash Flow pursuant to
Section 10.4(a)(v), the Company may include, on a pro forma basis as described below, EARNINGS PLUS (TO THE EXTENT DEDUCTED IN DETERMINING SUCH EARNINGS) ALL PROVISIONS FOR DEPRECIATION AND AMORTIZATION OF COSTS ASSIGNED TO CONTRACTS ACQUIRED of any Person acquired during the immediately preceding four fiscal quarters, for that portion of the subject four quarter fiscal period which precedes such acquisition, PROVIDED that concurrently with such determination, the Company shall have furnished to the holders of the Notes the supporting documentation described below. Pro forma earnings of any acquired Person shall be calculated for purposes of the preceding sentence in accordance with the requirements of Regulation S-X of the Securities and Exchange Commission and Accounting Principles Board Opinion No. 16, applied on a basis consistent with that used in the Company's periodic filings with the Securities Exchange Commission. Whenever Consolidated Operating Cash Flow as calculated pursuant hereto includes the adjusted pro forma earnings of an acquired Person as permitted above, supporting documentation delivered to the holders of the Notes shall include (i) all pro forma financial information and all financial statements of the acquired Person which would be required to be filed by reporting persons under Form 8-K of the Securities Exchange Commission, and (ii) a certificate of a Senior Financial Officer in form satisfactory to the holders of the Notes to the effect that such calculation of Consolidated Operating Cash Flow is true and correct and made in accordance with the forgoing provisions.

   "CONSOLIDATED SENIOR FUNDED DEBT" means all Senior Funded Debt of the Company and its Subsidiaries, determined on a consolidated basis eliminating inter-company items.

   "CONSOLIDATED TANGIBLE NET WORTH" means as of the date of any determination thereof, the arithmetic sum of:

        (a) the amount of the capital stock accounts (net of treasury stock, at cost) PLUS (or MINUS in the case of deficit) the surplus and retained earnings of the Company and its Subsidiaries,

   MINUS

        (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and its Subsidiaries, to wit:

             (1) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets; and

             (2) goodwill, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "INTANGIBLE ASSETS" in accordance with GAAP;

   all determined in accordance with GAAP, PROVIDED that in no event shall "COSTS ASSIGNED TO CONTRACTS ACQUIRED, NET OF ACCUMULATED AMORTIZATION", as set forth in the financial statements of the Company, be deducted in any computation of Consolidated Tangible Net Worth.

   "CONSOLIDATED TOTAL ASSETS" means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

   "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

   "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City, New York as its "base" or "prime" rate.

   "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

   "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

   "EVENT OF DEFAULT" is defined in Section 11.

   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

   "FIRST AMENDMENT AND CONSENT" shall mean that certain First Amendment and Consent dated as of August 1, 1995 by and among the Company, UAM Realty, UAM Holdings, UAM Trademark, UAM Investment, Heitman, UAM U.K. Holdings, the Banks, the Agent and the Bank Collateral Agent, pursuant to which, INTER ALIA, The First National Bank of Boston has agreed to act as Collateral Agent under each of the Collateral Documents for and on behalf of the Secured Parties, and pursuant to which the Security Documents have been amended to provide that the obligations of the Company and the Guaranty Subsidiaries in respect of this

Agreement, the Other Agreements, the Notes and the Subsidiary Guaranties constitute secured obligations under such Security Documents in order to secure, on a ratable basis, the Secured Parties.

   "FUNDED DEBT" of any Person means (a) all Indebtedness of such Person or Indebtedness which has been incurred in connection with the acquisition of assets in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin, including in any event, any Indebtedness which is renewable or extendible under any revolving or similar credit agreement), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Rentals of such Person payable pursuant to any Capital Lease, and
(c) all Guaranties by such Person of Funded Debt of others.

   "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

   "GOVERNMENTAL AUTHORITY" means

        (a)  the government of

             (i) the United States of America or any State or other political subdivision thereof, or

            (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

        (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

   "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

        (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

        (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

        (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

        (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

   "GUARANTY SUBSIDIARY" means each of UAM Holdings, UAM Trademark, UAM Investment, Heitman, UAM U.K. Holdings and UAM Realty Advisors and any other Subsidiary executing and delivering a Subsidiary Guaranty pursuant to the requirements of Section 10.3 of this Agreement.

   "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

   "HEITMAN" means Heitman Financial Ltd., an Illinois corporation and a Subsidiary of the Company.

   "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to
Section 13.1.

   "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

        (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

        (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

        (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

        (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

        (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

        (f)  Swaps of such Person; and

        (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

   "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

   "INTERCREDITOR AGREEMENT" is defined in Section 2.2(a).

   "INTEREST EXPENSE" of the Company and its Subsidiaries for any period means all interest and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like securities) for which such calculations are being made.

   "INVESTMENTS" means all investments, in cash or by delivery of property, made directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; PROVIDED that "INVESTMENTS" shall not mean or include routine investments in personal property to be used or consumed in the ordinary course of business.

   "LIEN" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "LIEN" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Company or a

Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

   "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

   "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

   "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Notes, and the Security Documents, or (c) the validity or enforceability of this Agreement, the Notes, or any of the Security Documents.

   "MEMORANDUM" is defined in Section 5.3.

   "MINORITY INTERESTS" means any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries.
Minority Interests shall be valued by valuing Minority Interests constituting Preferred Stock at the voluntary or involuntary liquidating value of such Preferred Stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in Preferred Stock.

   "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

   "NOTES" is defined in Section 1.

   "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

   "OTHER AGREEMENTS" is defined in Section 2.

   "OTHER PURCHASERS" is defined in Section 2.

   "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

   "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

   "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

   "PLEDGED STOCK" means the shares of capital stock of Subsidiaries which are pledged by the Company, UAM Holdings, Heitman or UAM U.K. Holdings, as the case may be, to the Collateral Agent pursuant to the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement or the UAM U.K. Holdings Pledge Agreement, as the case may be, and any other shares of capital stock of Subsidiaries pledged pursuant to the requirements of any Security Document.

   "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

   "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

   "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

   "RENTALS" means and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "PERCENTAGE LEASES" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

   "REVENUE SHARING AGREEMENTS" means all existing and future agreements among the Company, any of its Subsidiaries and Persons comprising management of any such Subsidiaries, pursuant to which a portion of the revenues generated by such Subsidiary are paid to the Company, as the same may be amended, supplemented or otherwise modified from time to time.

   "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

   "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

   "SECURED PARTIES" shall mean the Secured Parties as defined in the Intercreditor Agreement.

   "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

   "SECURITY DOCUMENTS" is defined in Section 2.2(a).

   "SENIOR FINANCIAL OFFICER" means the chief financial officer or treasurer of the Company.

   "SENIOR FUNDED DEBT" means any Funded Debt which is not expressed to be subordinate or junior in rank to any other Funded Debt and which by the terms of the security evidencing such Senior Funded Debt or the instrument or agreement under or pursuant to which such Senior Funded Debt is outstanding, expressly prohibits the Person which has issued such Senior Funded Debt from creating, assuming, guaranteeing or otherwise incurring any Indebtedness which would or would purport to be senior in rank to such Senior Funded Debt.

   "SUBORDINATED INDEBTEDNESS" means the Company's (a) Subordinated Indebtedness designated as such in Schedule 5.15 and (b) all future Indebtedness incurred by the Company, which Indebtedness is specifically subordinated to payment in full of the Notes and Indebtedness owing to the Banks pursuant to documentation substantially in the form of Exhibit 2 hereto or pursuant to terms and conditions satisfactory to the Required Holders.

   "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

   "SUBSIDIARY GUARANTIES" is defined in Section 2.2(a).

   "SUBSTANTIALLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary eighty (80%) or more of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Substantially-Owned Subsidiaries at such time.

   "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

   "UAM HOLDINGS" means United Asset Management Holdings, Inc., a Delaware corporation and a Subsidiary of the Company.

   "UAM INVESTMENT" means UAM Investment Corporation, a Delaware corporation and a Subsidiary of the Company.

   "UAM REALTY ADVISORS" means UAM Realty Advisors Investment Corporation, a Delaware corporation and a Subsidiary of UAM Holdings.

   "UAM TRADEMARK" means United Asset Management Trademark, Inc., a Delaware corporation and a Subsidiary of the Company.

   "UAM U.K. HOLDINGS" means United Asset Management U.K. Holdings, Inc., a Delaware corporation and a Subsidiary of the Company.

   "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                [FORM OF NOTE]

                      UNITED ASSET MANAGEMENT CORPORATION

                7.12% Senior Secured Note Due August __, 2005

No. _______                                                               Date

$_____________                                                   PPN 909420A*2

     FOR VALUE RECEIVED, the undersigned, UNITED ASSET MANAGEMENT CORPORATION (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of _________________ DOLLARS on August __, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.12% per annum from the date hereof, payable semiannually, on the ______ day of February and August in each year, commencing February __, 1996, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.12% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to, this Note are to be made in lawful money of the United States of America at the principal office of the Company in Boston, Massachusetts, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Secured Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, each dated as of August __, 1995 (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for


                                    EXHIBIT 1
                           (to Note Purchase Agreement)
registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                      UNITED ASSET MANAGEMENT CORPORATION

                                      By _______________________________
                                          [Title]


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN APPLICABLE EXEMPTION THEREFROM.

                                     1-2

                     FORM OF SUBORDINATION AGREEMENT

     AGREEMENT made as of the [_______] day of [_________ ___, 199__] by and between United Asset Management Corporation, a Delaware corporation ("UAM"), and ABC Associates, Inc., a [_____________] corporation ("ABC" or, together with any person to whom the Note referred to herein is assigned or endorsed, the "HOLDER").

                                BACKGROUND

     (a) The Holder has entered into an Acquisition Agreement with UAM dated as of [__________ ___, 199__], relating to the acquisition by UAM of the assets and business of ABC, which assets and business have been transferred to UAM's wholly-owned subsidiary, ABC Newco, Inc. ("NEWCO") (such agreement being hereinafter referred to as the "ACQUISITION AGREEMENT"). Terms defined and used in the Acquisition Agreement and the Note, as defined below, shall have the same meaning when used in this Subordination Agreement.

     (b) On this date, UAM has issued and delivered to the Holder UAM's [______%] Non-Negotiable Subordinated Note in the principal amount of $[_________] (the "NOTE") in partial payment for such assets and business.

     (c) Section 1.2 of the Acquisition Agreement and Section 4 of the Note provide that the Note will be subordinated in accordance with this Subordination Agreement.

                              AGREEMENTS

     The parties hereto hereby agree as follows;

SECTION 1. SUBORDINATION.

     The indebtedness evidenced by the Note shall be subordinated and junior to the extent set forth in the following subsections (a) to (d), inclusive, to all Senior Debt (as defined in subsection (e) hereof) of UAM:

     (a) No payment on account of principal of, premium or interest the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by UAM shall be made, and the Holder of the Note shall not be entitled to enforce any such payment, if, at the time thereof or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal of, premium or interest on any Senior Debt, and such default shall not have been cured or waived or shall not have ceased to exist or

     (ii) there shall exist a default or an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any of them, to accelerate the maturity thereof, and such default or event of default shall not

                              EXHIBIT 2
                      (to Note Purchase Agreement)
have been cured or waived or shall not have ceased to exist; PROVIDED, HOWEVER, that after 180 days of the occurrence of a default or event of default described in (ii) hereof, if the holders of Senior Debt have not caused the maturity of the Senior Debt to be accelerated, the Holder of the Note shall thereafter be entitled to receive each installment of interest and each installment of principal on the Note as such installments become due and payable, subject to the application of the restrictions of this paragraph again upon the occurrence of each further default or event of default.

     (b) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such matured Senior Debt shall first be paid in full in cash, before any payment on account of principal, premium or interest is made upon the Note.

     (c) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to UAM or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of UAM, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of UAM, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full in cash or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

     (d) In any of the proceedings referred to in subsection (c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to UAM in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full in cash, and the Holder of the Note does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by the Holder of the Note before all Senior Debt is paid in full in cash, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid; and PROVIDED, FURTHER, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Subordination Agreement, by UAM, as reorganized, or by the corporation which is the successor to UAM or which acquires its properties and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 1 to the prior payment in full of all Senior Debt and to the

                                  2-2
prior payment in full of any stock or obligations which are issued in exchange or substitution for any Senior Debt.

     (e) "SENIOR DEBT," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (c) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all indebtedness, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such indebtedness, to banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money, for money borrowed or other financial accommodations extended from such institutions by UAM for working capital purposes, acquisitions, general corporate purposes or otherwise, and all such indebtedness with respect to which UAM is a guarantor; (ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such indebtedness or any indebtedness issued in exchange, replacement, refunding or refinancing of or for Senior Debt by banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money; and (iii) any costs, fees and expenses incurred in connection with the enforcement or collection of Senior Debt (including, without limitation, reasonable attorneys' fees).

     Subject to the prior payment in full of all Senior Debt as aforesaid, the Holder of the Note shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, premium and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between UAM, its creditors other than the holders of Senior Debt, and the Holder of the Note be deemed to be a payment by UAM to the Holder of or on account of the Note.

     The provisions of this Subordination Agreement are for the purposes of defining the relative rights of the holders of Senior Debt on the one hand, and the Holder of the Note on the other hand, against UAM and its property. Subject to the rights under this Subordination Agreement of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder of the Note, nothing herein shall either impair, as between UAM and the Holder of the Note, the obligation of UAM, which is unconditional and absolute, to pay to the Holder of the Note the principal and interest thereon in accordance with the terms and the provisions of the Note or prevent the Holder of the Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Note.

     No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by UAM or by the failure of UAM to comply with the Note or this Subordination Agreement.

                                  2-3

     * [The Holder of the Note shall give prompt written notice to each Holder of Senior Debt of any default by UAM under the Note.]

     Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, any Holder of the Note prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:

          (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of UAM to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of UAM as so changed, extended, renewed or altered.

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of UAM to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

          (c) exercise or refrain from exercising any rights and/or remedies against UAM or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of UAM or any other person;

          (d) settle or compromise any Senior Debt or any other liability of UAM to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of UAM to creditors of UAM other than such holder of Senior Debt; and

          (e) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of UAM to such holder of Senior Debt regardless of what liability or liabilities of UAM to such holder of Senior Debt remain unpaid.

SECTION 2. RELIANCE BY SENIOR DEBTHOLDERS.

     UAM agrees, and each Holder of the Note by accepting the Note agrees, that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance


-------------
* optional

                                  2-4
upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time.

SECTION 3. FURTHER ASSURANCES.

     The parties hereto agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

SECTION 4. ENTIRE AGREEMENT.

     This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

SECTION 5. BINDING EFFECT.

     This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; PROVIDED, HOWEVER, that this Subordination Agreement and all rights hereunder may not be assigned by the Holder, except with the prior written consent of UAM, or by UAM except with the prior written consent of the Holder. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

SECTION 6. SEPARATE COUNTERPARTS.

     This Subordination Agreement may be executed in several identical counterparts, all of which when taken together (whether the signatures of all the parties appear on one or several counterparts) shall constitute but one and the same instrument, and it shall not be necessary in any court of law to introduce more than one fully executed counterpart, or several counterparts together containing the signatures of all the parties, in proving this Subordination Agreement.

SECTION 7. NOTICES.

     All notices hereunder shall be given in accordance with the notice provisions of the Acquisition Agreement.

SECTION 8. GOVERNING LAW.

     The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the Commonwealth of Massachusetts which apply to contracts executed and to be performed solely in Massachusetts. UAM and the holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts,

                                  2-5
waive personal service of process and assent that service of process may be made by registered mail to the parties' respective addresses as provided in
Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

                                  2-6

     IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.

                                      UNITED ASSET MANAGEMENT CORPORATION



                                      By ________________________________
                                          Title


                                      ABC ASSOCIATES, INC.


                                      By _______________________________
                                          Title

                                  2-7

                                     FORM OF
                                  NON-NEGOTIABLE
                           [________%] SUBORDINATED NOTE
                              DUE ________ ___, 19__]

                                                            [_________ __, 19__]

     FOR VALUE RECEIVED, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, (the "COMPANY", which term shall include any corporation which shall succeed to or assume the obligations of the Company hereunder), promises to pay to ABC Associates, Inc., a [____________] corporation (the "HOLDER" or "ABC") (except as otherwise provided) the principal sum of [______________________ ($________)] in lawful money of the United States of
America, on [___________ ___, 19__], together with interest on the outstanding principal balance payable in like money at the rate of [____________] percent [(_____%)] per annum commencing the date hereof and payable semi-annually in arrears on July 1 and January 2 in each year, beginning on [____________], until paid in full.

     To the extent permitted by law, overdue interest shall bear interest at [____________] percent [(_%)] per annum. Interest shall be computed on a 360-day year, 30-day month basis.

     1. This Note is delivered by the Company to the Holder in accordance with the terms of an Acquisition Agreement dated as of [________ ___, 19__] (the "ACQUISITION AGREEMENT"), relating to the acquisition by the Company of the assets and business of ABC, which assets and business the Company has transferred to its subsidiary ABC Newco, Inc. ("NEWCO"). The Company and the Holder are parties to the Acquisition Agreement, and terms defined and used in the Acquisition Agreement shall have the same meanings in this Note. This
Note is non-negotiable. In accordance with the provisions of Section 4.4 of the Acquisition Agreement, the Company may set off against amounts due the Holder any amounts due from the Holder to UAM or Newco under Article IV of the Acquisition Agreement.

     2. The principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

     3. All payments of principal and interest shall be payable in cash or by the Company's check at the Holder's address indicated in the Acquisition Agreement, or at such other place as the Holder may from time to time in writing designate to the Company (by notice given in accordance with the Acquisition Agreement) at least ten (10) days before a payment is due.

     4. This Note is subordinated to all Senior Debt as defined in the accompanying Subordination Agreement of even date herewith. Reference is made to such Subordination Agreement for the terms of such subordination.

                                  2-8

     5. If, (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or at any date fixed for redemption or prepayment or otherwise, (except principal of or interest on this Note as to which the Company has exercised its right of set-off in accordance with Section 1 above) and such amount shall remain unpaid for thirty (30) business days after the due date thereof; or (ii) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within sixty (60) days; or make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within sixty (60) days; or suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (which are herein referred to as Events of Default), the Holder hereof may declare the Note to be in default and to be due and payable, and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind, (other than notice of such election) all of which are hereby expressly waived.

     6. The Company will pay to the Holder on demand all reasonable legal and other costs actually incurred in connection with any action to collect and/or enforce this Note in which the Holder prevails.

     7. In any case where the date of payment of any prepayment or redemption of the principal of or interest on this Note shall be at any place of payment a Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment and no interest shall accrue for the period after such date.

     8. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

     This Note shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts which apply to contracts executed and performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal

                                  2-9
service of process, and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section
12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

     This Note has been executed by the Company under seal as of the day, month and year first above written.

                                            UNITED ASSET MANAGEMENT CORPORATION

[SEAL]

Attest:____________________                 By ________________________________
       Secretary                                Title

                                  2-10

                                  LEGEND

      This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred, except with respect to distributions by the Holder to the Holder's stockholders and transfers by devise to immediate members of the respective families of such stockholders, in the absence of an effective registration statement under such Act and qualification under such laws, or an opinion of counsel satisfactory to the Company that such registration and qualification are not in the circumstances required.

                                  2-11

                    [SUBJECT TO REVIEW OF FINAL DOCUMENTATION]

                 FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY

     The closing opinion of Hill & Barlow, counsel for the Company, which is called for by Section 4.4(a) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

          1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreements, the Security Documents and the Intercreditor Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

           2. Each Guaranty Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock of each such Guaranty Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

          3. Each Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          5. The Security Documents and the Intercreditor
     Agreement have been duly authorized by all necessary corporate action on the part of the Company, have been

                            EXHIBIT 4.4(a)
                      (to Note Purchase Agreement)
     duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles in considered in a proceeding in equity or law).

          [6. The Collateral Documents (or financing statements or similar notices thereof to the extent permitted or required by applicable law) have been filed for record or recorded in all public offices wherein such filing or recordation is necessary to perfect the Lien and security interest granted by such Collateral Documents in the collateral therein described as against creditors of and purchasers from the Company and its Subsidiaries and the Collateral Documents create a valid and perfected first Lien and security interest in such collateral effective as against creditors of and purchasers from the Company and its Subsidiaries, subject only to encumbrances expressly permitted by the terms of such Collateral Documents.]

          7. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Note Agreements, the Security Documents, the Intercreditor Agreement or the Notes.

          8. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreements, the Security Documents and the Intercreditor Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

          9. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase
     Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          10. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Note Purchase Agreements do not violate or conflict with Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          11. Except a set forth in Section 5.8 of the Note Purchase Agreements, there is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have a materially adverse effect on the Company's business or assets or which would impair the ability of the Company to issue and deliver the Notes or to comply with the provisions of the Note Purchase Agreements, the Security Documents and the Intercreditor Agreement.

                           E-4.4(a)-2

          12. The Company is not a "investment company," or a company "controlled" by an "investment company," under the Investment Company Act of 1940, as amended.

     The opinion of Hill & Barlow shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

                           E-4.4(a)-3

                       FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE PURCHASERS

     The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by Section 4.4(b) of the Note Purchase Agreements, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

          1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

          2. The Note Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler shall also state that the opinion of Hill & Barlow is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the general business corporation law of the State of State of Delaware. The opinion of Chapman and Cutler is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.

                             EXHIBIT 4.4(b)
                       (to Note Purchase Agreement)

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company.

                                E-4.4(b)-2

                                                                     EXHIBIT B-1
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT
Draft Dated August 2, 1995

                              SUBSIDIARIES GUARANTY

     SUBSIDIARIES GUARANTY dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, this "GUARANTY"), made by United Asset Management Holdings, Inc., a Delaware corporation ("UAM HOLDINGS"), United Asset Management Trademark, Inc., a Delaware corporation ("UAM TRADEMARK"), and UAM Investment Corporation, a Delaware corporation ("UAM INVESTMENT"; UAM Holdings, UAM Trademark and UAM Investment each, a "GUARANTOR" and collectively, the "GUARANTORS"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in
Section 1 of this Guaranty.

RECITALS:

     A. United Asset Management Corporation, a Delaware corporation (the "COMPANY"), proposes to enter into separate and several Note Purchase Agreements, each dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS") with the Purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"), pursuant to which the Purchasers have agreed to purchase and the Company has agreed to sell $150,000,000 aggregate principal amount of the Company's 7.12% Senior Secured Notes due August __, 2005 (the "NOTES"), subject to the terms and conditions set forth in the Note Purchase Agreements.

     B. It is a condition precedent to the purchase of the Notes by the Purchasers that each of the Guarantors guarantee the Guaranteed Obligations (as hereinafter defined).

     C. The Guarantors, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such issue and sale by the Company of the Notes and the purchase thereof by the Purchasers.

     NOW, THEREFORE, in order to induce the Purchasers to enter into the Note Purchase Agreements and to purchase the Notes and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows:

SECTION 1.     DEFINITIONS.

     As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Purchase Agreements and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

          "ADJUSTED NET WORTH" of any Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of such Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of such Guarantor, contingent or otherwise" as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of such Guarantor for purposes of calculating the Limit of Liability for such Guarantor in respect of any of the Guaranteed Obligations, the liabilities of such Guarantor to be used in such determination pursuant to clause (ii) of the preceding sentence shall exclude the liabilities of such Guarantor hereunder in respect of the Guaranteed Obligations.

          "BENEFICIARIES" means the Purchasers, any subsequent holder of the Notes, and their respective successors and assigns.

          "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in
     Section 2(a).

          "INVESTMENT ADVISORS ACT" shall mean the Investment Advisors Act of 1940, as amended.

          "LIMIT OF LIABILITY" means, as to any Guarantor, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to such Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to such Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the time of the incurrence of such Guaranteed Obligations. Notwithstanding the foregoing, that portion of the Limit of Liability of each Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of such Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause (ii)(B) in effect immediately prior to such date.

          "SUBORDINATE CLAIMS" has the meaning assigned to that term in Section
     3.

          "VALUABLE TRANSFER" means, as to any Guarantor, (i) all loans, advances or capital contributions made to such Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of such Guarantor acquired from such Guarantor or retired by such Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to such Guarantor and (iv) the value of any quantifiable economic benefits not included in clauses (i) through
     (iii) above,
     but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to such Guarantor as a result of the incurrence of Guaranteed Obligations.

SECTION 2.     GUARANTEE OF OBLIGATIONS.

     (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of such Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees, premium, if any, and other amounts required to be paid, from time to time, by the Company under or in respect of the Note Purchase Agreements and the Notes, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Note Purchase Agreements and the Notes, and (ii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Note Purchase Agreements, the Notes and any and all Security Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "GUARANTEED OBLIGATIONS"). In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, each Guarantor hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Note Purchase Agreements, the Notes and the other Security Documents.

     (b) Each Guarantor hereby agrees that its joint and several obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by each Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company, any other Guarantor or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence, or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, (ix) any event of FORCE MAJEURE, (x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

     (c) Each Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Guarantor or any other Subsidiary of the

Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Guarantor or any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of such Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to such Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

     (d) Each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Guarantor, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

     (e) Notwithstanding anything to the contrary contained in this Guaranty, the obligations and liabilities of each of the Guarantors pursuant to this Guaranty shall at all times be subject to such Guarantor's Limit of Liability.

SECTION 3.     SUBROGATION.

     So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of any Guarantor or any of its successors and assigns against the Company, any other Guarantor or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims (whether by right of subrogation, contribution or otherwise) arise by reason of such Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of such Guarantor or any of its successors and assigns being hereinafter referred to as "SUBORDINATE CLAIMS"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

          (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations, premium, if any, and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate provided therefor in the Note Purchase Agreements and the Notes), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by any Guarantor in respect of, Subordinate Claims.

          (b) Any payment or distribution of assets of the Company, any other Guarantor or any of the Company's other Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company, such other Guarantor or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Beneficiaries, for the ratable application to the Guaranteed Obligations, to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company, such other Guarantor or such other Subsidiary, as applicable, shall be deemed to be a payment by the Company, such other Guarantor or such other Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

          (c) In the event that any payment or distribution of assets of the Company, any other Guarantor or any of the Company's other Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by any Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsections (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Beneficiaries, for ratable application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

          (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to each Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate Claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.

SECTION 4.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Each Guarantor hereby acknowledges and agrees that it has received a copy of the Note Purchase Agreements, the Notes and all Security Documents and hereby
(i) agrees that the representations and warranties contained in Section 5 of the Note Purchase Agreements are incorporated herein by reference and are hereby made by each Guarantor to the extent such representations and warranties are applicable to each such Guarantor, (ii) agrees to comply with all covenants and agreements contained in the Note Purchase Agreements to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms thereof and (iii) makes the following further representations, warranties and agreements:

          (a) FINANCIAL ACCOMMODATIONS. Except as expressly set forth in the Note Purchase Agreements, no Beneficiary is obligated to give or to continue any financial accommodations to the Company, any Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, any Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

          (b) ACTS OF BENEFICIARIES. None of the Beneficiaries or any other Person has made any representations or promises to any Guarantor as to the making or continuance of any extension of credit to the Company (other than the purchase of the Notes pursuant to, and in accordance with, the terms of the Note Purchase Agreements) or as to the financial condition of the Company, any other Guarantor or any of the Company's other Subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify any Guarantor of any change in the financial condition of the Company, any other Guarantor or any of the Company's other Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

          (c) NATURE OF BUSINESS. Each of the Guarantors agrees that it will not engage in any business or activity other than (i) in the case of UAM Holdings, holding the capital stock of the Corporations listed on Schedule A hereto and any other Subsidiaries which are Massachusetts corporations or are doing business in Massachusetts (PROVIDED that upon the acquisition or formation of any such Subsidiary, all outstanding shares of capital stock of such Subsidiary are promptly pledged to the Collateral Agent pursuant to the Subsidiaries Pledge Agreement), (ii) in the case of UAM Trademark, entering into a license agreement with the Company for use of the

     "United Asset Management" trademark, and further licensing such trademark to certain Subsidiaries of the Company and (iii) in the case of UAM Investment, holding (A) the Indebtedness of Barrow, Hanley, Mewhinney & Strauss, Inc., a Nevada corporation and a Subsidiary of the Company ("BHMS") to UAM Investment under the Non-Negotiable Note, dated July 27, 1988, made by BHM&S payable to the Company in the principal amount of $75,000,000 and endorsed by the Company to the order of UAM Investment as the same may be amended with the consent of the Required Holders; (B) the Indebtedness of GSB Investment Management, Inc., a Delaware corporation and a Subsidiary of the Company ("GSB"), to UAM Investment under the 8.5% Note Due December 31, 2023, dated December 31, 1993, made by GSB payable to the order of UAM Investment in the principal amount of $27,500,000 as the same may be amended with the consent of the Required Holders; and (C) the Indebtedness of L&B Realty Advisors, Inc., a Delaware corporation and a Subsidiary of the Company ("L&B"), to UAM Investment under the 8.5% Note due December 31, 2003, dated December 17, 1993, made by L&B payable to the order of UAM Investment in the principal amount of $27,000,000 as the same may be amended with the consent of the Required Holders. Each Guarantor further agrees that it will not (i) create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness other than the Indebtedness evidenced by this Guaranty and the Guaranty given to the Banks pursuant to the Bank Credit Agreement or (ii) own any material assets other than as contemplated by the first sentence of this Section 4(c) and, in the case of UAM Holdings and UAM Trademark, cash or Cash Equivalents (hereinafter defined); PROVIDED, HOWEVER, that neither UAM Holdings nor UAM Trademark shall maintain cash or Cash Equivalents in excess of $3,000,000 for more than five (5) Business Days at any one time, any such excess to be distributed promptly (as a dividend or otherwise) to the Company. "CASH EQUIVALENTS" shall mean (i) securities with maturities of ninety (90) days or less from the date of acquisition thereof issued by United States of America or by an instrumentality or agency thereof and fully guarantied or insured as to payment of principal, interest and premium, if any, by the full faith and credit of the United States of America, (ii) certificates of deposit with maturities of ninety (90) days or less from the date of acquisition thereof issued by Morgan Guaranty Trust Company of New York or by a commercial banking institution which is a member of the Federal Reserve System and whose certificates of deposit with ninety (90) days or less to maturity are rated in the highest or the second highest category by any nationally recognized credit rating agency and (iii) commercial paper of a domestic issuer (other than the Company or any of its affiliates) rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of one hundred eighty (180) days or less from the date of acquisition thereof.

SECTION 5.     BREACH OF COVENANTS.

(a) In the event that any Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Security Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Required Holders may, declare the obligations of the Company under the Note Purchase Agreements and the Notes (whether or not then due) immediately due and payable pursuant to this Guaranty as to the Guarantors, and any Beneficiary shall be entitled to enforce the joint and several obligations of the Guarantors hereunder.

     (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the ratable payment in whole or in part of the Guaranteed Obligations.

SECTION 6.     MISCELLANEOUS.
     (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of any Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on any Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of such Guarantor under this Guaranty shall, without any further action by any Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

     (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be consented to in writing by the Required Holders pursuant to
Section 17 of the Note Purchase Agreements. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by any Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances.

     (d) Each Guarantor agrees that copies of the Note Purchase Agreements, the Notes and the other Security Documents received by it constitute adequate notice of all matters contained therein and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to any Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Note Purchase Agreements, the Notes or any of the other Security Documents.

     (e) All notices, requests and other communications to any Guarantor or Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given (i) if to a Beneficiary, at its address or telex or telecopier number specified in Section 18 of the Note Purchase Agreements or (ii) if to a Guarantor, at its address or telex or telecopier number specified on the signature page hereof or such other address or telex or telecopier number as such Guarantor may hereafter specify by written notice to the Beneficiaries. Each such notice, request or other communication shall be effective when actually received.

     (f) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by each of the Beneficiaries and their respective successors and assigns, PROVIDED that no Guarantor may assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Holders.

     (g) Each Guarantor, jointly and severally, agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Beneficiaries may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Note Purchase Agreements, the Notes or under any of the other Security Documents.

     (h) Each Guarantor, jointly and severally, hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and each Guarantor, jointly and severally, hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. Each Guarantor, jointly and severally, irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such

Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address. Each Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

     (i) Each Guarantor, jointly and severally, agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Purchasers in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Chapman and Cutler, special counsel for the Purchasers, with respect thereto and with respect to advising the Beneficiaries from time to time as to their rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of any Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. Each Guarantor, jointly and severally, shall pay, to the extent not previously finally and indefeasibly paid in full by the Company, any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The joint and several obligations of each Guarantor under this subsection shall survive the payment of such Guarantor's other obligations hereunder and the termination of this Guaranty.

     (j) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.

     (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

     (l) The obligations of the Guarantors under this Guaranty are secured by, among other things, the collateral security provided for in the Subsidiaries Pledge Agreement and the Subsidiaries Security Agreement.

     (m) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTORS HAVE WAIVED THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, each of the Guarantors has caused this Subsidiaries Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                    UNITED ASSET MANAGEMENT HOLDINGS, INC.
Address:
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

                                                  By
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                         -----------------------

                                       UNITED ASSET MANAGEMENT TRADEMARK, INC.
Address:
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
                                                  By
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                         -----------------------


                                       UAM INVESTMENT CORPORATION
Address:
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
                                                  By
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                         -----------------------

                          SUBSIDIARIES OF UAM HOLDINGS

          1.   Dewey Square Investors Corporation, a Delaware corporation
          2. UAM Realty Advisors Investment Corporation, a Delaware corporation
          3.   Hellman, Jordan Management Company, Inc., a Delaware corporation
          4.   Hagler, Mastrovita & Hewitt, Inc., a Delaware corporation
          5.   First Pacific Advisors, Inc., a Massachusetts corporation
          6.   Acadian Asset Management, Inc., a Massachusetts corporation
          7.   Pell, Rudman & Co., Inc., a Delaware corporation
          8. NWQ Investment Management Company, Inc., a Massachusetts corporation
          9.   Provident Investment Councel, Inc., a Massachusetts corporation
          10. Tom Johnson Investment Management, Inc., a Massachusetts corporation



                                   SCHEDULE A
                           (to Subsidiaries Guaranty)

Draft Dated August 2, 1995
                                                                     EXHIBIT B-2
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT

                          UAM REALTY ADVISORS GUARANTY

     UAM REALTY ADVISORS GUARANTY dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, this "GUARANTY"), made by UAM Realty Advisors Investment Corporation, a Delaware corporation (the "GUARANTOR"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                                    RECITALS:

     A. United Asset Management Corporation, a Delaware corporation (the "COMPANY"), proposes to enter into separate and several Note Purchase Agreements, each dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), with the Purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"), pursuant to which the Purchasers have agreed to purchase and the Company has agreed to sell $150,000,000 aggregate principal amount of the Company's 7.12% Senior Secured Notes, due August __, 2005 (the "NOTES"), subject to the terms and conditions set forth in the Note Purchase Agreements.

     B. It is a condition precedent to the purchase of the Notes by the Purchasers that the Guarantor guarantees the Guaranteed Obligations (as hereinafter defined).

     C. The Guarantor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such issue and sale by the Company of the Notes and the purchase thereof by the Purchasers.

     NOW, THEREFORE, in order to induce the Purchasers to enter into the Note Purchase Agreements and to purchase the Notes and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

SECTION 1.     DEFINITIONS.

     As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Purchase Agreements and the following terms have the meanings indicated, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

          "ADJUSTED NOT WORTH" of the Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of the Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of the Guarantor, contingent or otherwise" as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of the Guarantor for purposes of calculating the Limit of Liability for the Guarantor in respect of any of the Guaranteed Obligations, the liabilities of the Guarantor to be used in such determination pursuant to clause (ii) of the preceding sentence shall exclude the liabilities of the Guarantor hereunder in respect of the Guaranteed Obligations.

          "BENEFICIARIES" means the Purchasers, any subsequent holder of the Notes, and their respective successors and assigns.

          "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in
     Section 2(a).

          "INVESTMENT ADVISORS ACT" shall mean the Investment Advisors Act of 1940, as amended.

          "LIMIT OF LIABILITY" means, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to the Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to the Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor at the time of the incurrence of such Guaranteed Obligations. Notwithstanding the foregoing, that portion of the Limit of Liability of the Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of the Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause
     (ii)(B) in effect immediately prior to such date.

          "SUBORDINATE CLAIMS" has the meaning assigned to that term in Section
     3.

          "VALUABLE TRANSFER" means (i) all loans, advances or capital contributions made to the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of the Guarantor acquired from the Guarantor or retired by the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof,
     (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to the Guarantor and (iv) the value of any quantifiable economic benefits not included in clauses (i) through (iii) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the incurrence of Guaranteed Obligations.

SECTION 2.     GUARANTEE OF OBLIGATIONS.

     (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of the Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees, premium, if any, and other amounts required to be paid, from time to time, by the Company under or in respect of the Note Purchase Agreements and the Notes, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Note Purchase Agreements and the Notes, and, (ii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Note Purchase Agreements, the Notes and any and all Security Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "GUARANTEED OBLIGATIONS"). In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Guarantor hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Note Purchase Agreements, the Notes and the other Security Documents.

     (b) The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed

Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Subsidiary of the Company or any other Guarantor of all or any portion of the Guaranteed Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, (ix) any event of FORCE MAJEURE, (x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

     (c) The Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

     (d) The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

     (e) Notwithstanding anything to the contrary contained in this Guaranty, the obligations and liabilities of the Guarantor pursuant to this Guaranty shall at all times be subject to the Guarantor's Limit of Liability.

SECTION 3.     SUBROGATION.

     So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of the Guarantor or any of its successors and assigns against the Company or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims (whether by right of subrogation, contribution or otherwise) arise by reason of the Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of the Guarantor or any of its successors and assigns being hereinafter referred to as "SUBORDINATE CLAIMS"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

          (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations, premium, if any, and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate provided therefor in the Note Purchase Agreements and the Notes), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by the Guarantor in respect of, Subordinate Claims.

          (b) Any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Beneficiaries, for the ratable application to the Guaranteed Obligations to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company or such Subsidiary, as applicable, shall be deemed to be a payment by the Company or such Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

          (c) In the event that any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsection (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Beneficiaries, for ratable application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

          (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to the Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate Claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.

SECTION 4.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

     The Guarantor hereby acknowledges and agrees that it has received a copy of the Note Purchase Agreements, the Notes and all Security Documents and hereby
(i) agrees that the representations and warranties contained in Section 5 of the Note Purchase Agreements are incorporated herein by reference and are hereby made by the Guarantor to the extent such representations and warranties are applicable to such Guarantor, (ii) agrees to comply with all covenants and agreements contained therein to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms of the Note Purchase Agreements and (iii) makes the following representations, warranties and agreements:

          (a) FINANCIAL ACCOMMODATIONS. Except as expressly set forth in the Note Purchase Agreements, no Beneficiary is obligated to give or to continue any financial accommodations to the Company, the Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, the Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

          (b) ACTS OF BENEFICIARIES. None of the Beneficiaries or any other Person has made any representations or promises to the Guarantor as to the making or continuance of any extension of credit to the Company (other than the purchase of the Notes pursuant to, and in accordance with, the terms of the Note Purchase Agreements and the Notes) or as to the financial condition of the Company or any of the Company's Subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify the Guarantor of any change in the financial condition of the Company or any of the Company's Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

          (c) NATURE OF BUSINESS. The Guarantor agrees that it will not engage in any business or activity other than as a limited partner of Aldrich, Eastman & Waltch, L.P., a Delaware limited partnership. The Guarantor further agrees that, subject to the Assignment of Partnership Interest, any distributions received by it and arising out of such interest as a limited partner shall promptly be distributed (as a dividend or otherwise) in the form received (endorsed as appropriate) to UAM Holdings.

SECTION 5.     BREACH OF COVENANTS.

     (a) In the event that the Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Security Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Required Holders may, declare the obligations of the Company under the Note Purchase Agreements and the Notes (whether or not then due) immediately due and payable pursuant to this Guaranty as to the

Guarantor, and any Beneficiary shall be entitled to enforce the obligations of the Guarantor hereunder in respect of such obligations.


     (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the ratable payment in whole or in part of the Guaranteed Obligations.

SECTION 6.     MISCELLANEOUS.

     (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on the Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

     (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be consented to in writing by the Required Holders, pursuant to
Section 17 of the Note Purchase Agreements. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

     (d) The Guarantor agrees that copies of the Note Purchase Agreements, the Notes and the other Security Documents received by it constitute adequate notice of all matters contained therein, and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to the Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Note Purchase Agreements, the Notes or any of the other Security Documents.

     (e) All notices, requests and other communications to the Guarantor or any Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given (i) if to a Beneficiary, at its address or telex or telecopier number specified in Section 18 of the Note Purchase Agreements, or (ii) if to the Guarantor, at its address or telex or telecopier number specified on the signature pages hereof or such other address or telex or telecopier number as the Guarantor may hereafter specify by written notice to the Beneficiaries and the Company. Each such notice, request or other communication shall be effective when actually received.

     (f) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, each of the Beneficiaries and their respective successors and assigns, PROVIDED that the Guarantor may not assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Holders.

     (g) The Guarantor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Beneficiaries may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Note Purchase Agreements, the Notes or under any of the other Security Documents.

     (h) The Guarantor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address. The Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON COVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

     (i) The Guarantor agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Beneficiaries in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Chapman and Cutler, special counsel for the Purchasers, with respect thereto and with respect to advising the Beneficiaries from time to time as to their rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of the Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. The Guarantor shall pay, to the extent not previously finally and indefeasibly paid in full by the Company, any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Guarantor under this subsection shall survive the payment of the Guarantor's other obligations hereunder and the termination of this Guaranty.

     (j) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.


     (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

     (l) The obligations of the Guarantor under this Guaranty are secured by, among other things, the collateral security provided for in the Assignment of Partnership Interests.

     (m) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO

TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTOR HAS WAIVED ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the Guarantor has caused this UAM Realty Advisors Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

Address:                           UAM REALTY ADVISORS INVESTMENT
                                     CORPORATION
One International Place
100 Oliver Street
Boston, Massachusetts 02110        By
                                     ---------------------------------------
Attn:  William H. Park               Name
Telecopier No.: (617) 330-1133       Title

                                                                     EXHIBIT B-3
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT
Draft Dated August 2, 1995

                                HEITMAN GUARANTY

     HEITMAN GUARANTY dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, this "GUARANTY"), made by Heitman Financial Ltd., an Illinois corporation (the "GUARANTOR"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                                    RECITALS:

     A. United Asset Management Corporation, a Delaware corporation (the "COMPANY"), proposes to enter into separate and several Note Purchase Agreements, each dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), with the Purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"), pursuant to which the Purchasers have agreed to purchase and the Company has agreed to sell $150,000,000 aggregate principal amount of the Company's 7.12% Senior Secured Notes due August __, 2005 (the "NOTES"), subject to the terms and conditions set forth in the Note Purchase Agreements.

     B. It is a condition precedent to the purchase of the Notes by the Purchasers that the Guarantor guarantees the Guaranteed Obligations (as hereinafter defined).

     C. The Guarantor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such issue and sale by the Company of the Notes and the purchase thereof by the Purchasers.

     NOW, THEREFORE, in order to induce the Purchasers to enter into the Note Purchase Agreements and to purchase the Notes and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

SECTION 1.     DEFINITIONS.

     As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Purchase Agreements, and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

     "ADJUSTED NET WORTH" of the Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of the Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of the Guarantor, contingent or otherwise" (including, without limitation, all liabilities and obligations of the Guarantor to LaSalle National Bank in connection with the $10,000,000 Revolving Loan Facility under and pursuant to that certain Loan Agreement, dated as of March 27, 1992, as the same may be amended from time to time) as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of the Guarantor for purposes of calculating the Limit of Liability for the Guarantor in respect of any of the Guaranteed Obligations, the liabilities of the Guarantor to be used in such determination pursuant to clause
(ii) of the preceding sentence shall exclude the liabilities of the Guarantor hereunder in respect of the Guaranteed Obligations.

     "BENEFICIARIES" means the Purchasers, any subsequent holder of the Notes, and their respective successors and assigns.

     "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in Section 2(a).

     "INVESTMENT ADVISORS ACT" shall mean the Investment Advisors Act of 1940, as amended.

     "LIMIT OF LIABILITY" means, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to the Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to the Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor at the time of the incurrence of such Guaranteed Obligations. Notwithstanding the foregoing, that portion of the Limit of Liability of the Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of the Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause (ii)(B) in effect immediately prior to such date.

     "SUBORDINATE CLAIMS" has the meaning assigned to that term in Section 3.

     "VALUABLE TRANSFER" means (i) all loans, advances or capital contributions made to the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of the Guarantor acquired from the Guarantor or retired by the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to the Guarantor and (iv) the value of any quantifiable economic benefits not included in clauses (i) through
(iii) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the incurrence of Guaranteed Obligations, PROVIDED that for purposes of this definition, a

"Valuable Transfer" shall not include any repayment of monies by the Company to the Guarantor, which monies were originally paid by the Guarantor to the Company pursuant to that certain Revenue Sharing Agreement, dated as of August 25, 1993, by and among the Company, the Guarantor and the individuals named therein (the "REVENUE SHARING AGREEMENT") that are repaid pursuant to the determination of the Guarantor and the Company that such original payments exceeded the amount of the Guarantor's obligations under the Revenue Sharing Agreement, and PROVIDED FURTHER that any claim of the Guarantor for any such repayment by the Company shall be included as an asset for purposes of the definition of "Adjusted Net Worth."

SECTION 2.     GUARANTEE OF OBLIGATIONS.

     (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of the Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees, premium, if any, and other amounts required to be paid, from time to time, by the Company under or in respect of the Note Purchase Agreements and the Notes, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Note Purchase Agreements and the Notes, and (ii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Note Purchase Agreements, the Notes and any and all Security Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "GUARANTEED OBLIGATIONS"). In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Guarantor hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Note Purchase Agreements, the Notes and the other Security Documents.

     (b) The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed

Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document,
(ix) any event of FORCE MAJEURE, (x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

    (c) The Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

    (d) The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

    (e)   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY,
(i) THE OBLIGATIONS AND LIABILITIES OF THE GUARANTOR PURSUANT TO THIS GUARANTY SHALL AT ALL TIMES BE SUBJECT TO THE GUARANTOR'S LIMIT OF LIABILITY, AND (ii) RECOURSE SHALL BE HAD UNDER THIS GUARANTY ONLY TO THE "PLEDGED SECURITIES" AND THE OTHER "COLLATERAL" (AS SUCH TERMS ARE DEFINED IN THE HEITMAN PLEDGE AGREEMENT), AND NO RECOURSE SHALL BE HAD TO ANY OTHER ASSETS OF THE GUARANTOR OTHER THAN SUCH PLEDGED SECURITIES AND OTHER COLLATERAL.

SECTION 3.   SUBROGATION.

     So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of the Guarantor or any of its successors and assigns against the Company or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims

(whether by right of subrogation, contribution or otherwise) arise by reason of the Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of the Guarantor or any of its successors and assigns being hereinafter referred to as "SUBORDINATE CLAIMS"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

          (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations, premium, if any, and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate provided therefor in the Note Purchase Agreements and the Notes), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by the Guarantor in respect of, Subordinate Claims.

          (b) Any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Beneficiaries, for the ratable application to the Guaranteed Obligations, to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company or such Subsidiary, as applicable, shall be deemed to be a payment by the Company or such Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

          (c) In the event that any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsections (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Beneficiaries, for ratable application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

          (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to the Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.

SECTION 4.     REPRESENTATIONS WARRANTIES AND COVENANTS.

     The Guarantor hereby acknowledges and agrees that it has received a copy of the Note Purchase Agreements, the Notes and all Security Documents and hereby
(i) agrees that the representations and warranties contained in Section 5 of the Note Purchase Agreements are incorporated herein by reference and are hereby made by the Guarantor to the extent such representations and warranties are applicable to such Guarantor, (ii) agrees to comply with all covenants and agreements contained therein to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms of the Note Purchase Agreements and (iii) makes the following representations, warranties and agreements:

          (a) FINANCIAL ACCOMMODATIONS. Except as expressly set forth in the Note Purchase Agreements, no Beneficiary is obligated to give or to continue any financial accommodations to the Company, the Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, the Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

          (b) ACTS OF BENEFICIARIES. None of the Beneficiaries or any other Person has made any representations or promises to the Guarantor as to the making or continuance of any extension of credit to the Company (other than the purchase of the Notes pursuant to, and in accordance with, the terms of the Note Purchase Agreements and the Notes) or as to the financial condition of the Company or any of the Company's subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify the Guarantor of any change in the financial condition of the Company or any of the Company's Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

          (c) NATURE OF BUSINESS. The Guarantor agrees that it will not engage in any business or activity other than the business and activity currently conducted by the Guarantor as of the date hereof.

SECTION 5.     BREACH OF COVENANTS.

     (a) In the event that the Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Security Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Required Holders may, declare the obligations of the Company under the Note Purchase Agreements and the Notes (whether or not then due) immediately due and payable pursuant to this Guaranty as to the Guarantor, and any Beneficiary shall be entitled to enforce the obligations of the Guarantor hereunder.

     (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the ratable payment in whole or in part of the Guaranteed Obligations.

SECTION 6.     MISCELLANEOUS.

     (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on the Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

     (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be consented to in writing by all the Required Holders, pursuant to Section 17 of the Note Purchase Agreements. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

     (d) The Guarantor agrees that copies of the Note Purchase Agreements, the Notes and the other Security Documents received by it constitute adequate notice of all matters contained therein, and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to the Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Note Purchase Agreements, the Notes or any of the other Security Documents.

     (e) All notices, requests and other communications to the Guarantor or any Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given (i) if to a Beneficiary, at its address or telex or telecopier number specified in Section 18 of the Note Purchase Agreements or (ii) if to the Guarantor at its address or telex or telecopier number specified on the signature page hereof or such other address or telex or telecopier number as the Guarantor may hereafter specify by written notice to the Beneficiaries. Each such notice, request or other communication shall be effective when actually received.

     (f) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, each of the Beneficiaries and their respective successors and assigns, PROVIDED that the Guarantor may not assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Holders.

     (g) The Guarantor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Agent may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Note Purchase Agreements or under any of the other Security Documents.

     (h) The Guarantor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address. The Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

     (i) The Guarantor agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Beneficiaries in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Chapman and Cutler, special counsel for the Purchasers, with respect thereto and with respect to advising the Beneficiaries from time to time as to their rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of the Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. The Guarantor shall pay, to the extent not previously finally and indefeasibly paid in full by the Company, any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Guarantor under this subsection shall survive the payment of the Guarantor's other obligations hereunder and the termination of this Guaranty.

     (j) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.

     (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

     (l) The obligations of the Guarantor under this Guaranty are secured by, among other things, the collateral security provided for in the Heitman Pledge Agreement.

     (m) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTOR HAS WAIVED ITS RIGHT TO TRIAL bY JURY.

     IN WITNESS WHEREOF, the Guarantor has caused this Heitman Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

Address:                              HEITMAN FINANCIAL LTD.
 180 North LaSalle Street
 Chicago, Illinois  60601
 Attn: Rodger E. Smith
       Executive Vice President
 Telecopier No.:  (312) 629-5840     By
                                       -------------------------------------
                                     Name:
                                     Title:

Draft Dated August 2, 1995                                           EXHIBIT B-4
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT

                            UAM U.K. HOLDINGS GUARANTY

     UAM U.K. HOLDINGS GUARANTY dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, this "GUARANTY"), made by United Asset Management U.K. Holdings, Inc., a Delaware corporation (the "GUARANTOR"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                                    RECITALS:

     A. United Asset Management Corporation, a Delaware corporation (the "COMPANY"), proposes to enter into separate and several Note Purchase Agreements, each dated as of August 1, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENTS"), with the Purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"), pursuant to which the Purchasers have agreed to purchase and the Company has agreed to sell $150,000,000 aggregate principal amount of the Company's 7.12% Senior Secured Notes due August ___, 2005 (the "NOTES"), subject to the terms and conditions set forth in the Note Purchase Agreements.

     B. It is a condition precedent to the purchase of the Notes by the Purchasers that the Guarantor guarantees the Guaranteed Obligations (as hereinafter defined).

     C. The Guarantor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such issue and sale by the Company of the Notes and the purchase thereof by the Purchasers.

     NOW, THEREFORE, in order to induce the Purchasers to enter into the Note Purchase Agreements and to purchase the Notes and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:


SECTION 1.   DEFINITIONS.

     As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Purchase Agreements and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

     "ADJUSTED NET WORTH" of the Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of the Guarantor as of the date of such determination, over (ii) the amount of all "liabilities of the Guarantor, contingent or otherwise" as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net

Worth of the Guarantor for purposes of calculating the Limit of Liability for the Guarantor in respect of any of the Guaranteed Obligations, the liabilities of the Guarantor to be used in such determination pursuant to clause (ii) of the preceding sentence shall exclude the liabilities of the Guarantor hereunder in respect of the Guaranteed Obligations.

     "BENEFICIARIES" means the Purchasers, any subsequent holder of the Notes, and their respective successors and assigns.

     "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in Section 2(a).

     "INVESTMENT ADVISORS ACT" shall mean the Investment Advisors Act of 1940, as amended.

     "LIMIT OF LIABILITY" means, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to the Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to the Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor at the time of the incurrence of such Guaranteed Obligations. Notwithstanding the foregoing, that portion of the Limit of Liability of the Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of the Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause (ii)(B) in effect immediately prior to such date.

     "SUBORDINATE CLAIMS" has the meaning assigned to that term in Section 3.

     "VALUABLE TRANSFER" means (i) all loans, advances or capital contributions made to the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of the Guarantor acquired from the Guarantor or retired by the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to the Guarantor and (iv) the value of any quantifiable economic benefits not included in clauses (i) through
(iii) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the incurrence of Guaranteed Obligations.


SECTION 2.   GUARANTEE OF OBLIGATIONS.

    (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of the Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees, premium, if any, and other amounts required to be paid, from time to time, by the Company under or in respect of the Note Purchase Agreements and the Notes, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Note Purchase Agreements and the Notes, and (ii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Note Purchase Agreements and the Notes and any and all Security Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "GUARANTEED OBLIGATIONS"). In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Guarantor hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Note Purchase Agreements, the Notes and the other Security Documents.

    (b) The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document,
(ix) any event of FORCE MAJEURE, (x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

    (c) The Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

    (d) The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

    (e) Notwithstanding anything to the contrary contained in this Guaranty, the obligations and liabilities of the Guarantor pursuant to this Guaranty shall at all times be subject to the Guarantor's Limit of Liability.

SECTION 3.     SUBROGATION.

     So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of the Guarantor or any of its successors and assigns against the Company or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims (whether by right of subrogation, contribution or otherwise) arise by reason of the Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of the Guarantor or any of its successors and assigns being hereinafter referred to as "SUBORDINATE CLAIMS"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

         (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations, premium, if any, and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate provided therefor in the Note Purchase Agreements and the Notes), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by the Guarantor in respect of, Subordinate Claims.

         (b) Any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Beneficiaries, for the ratable application to the Guaranteed Obligations, to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company or such Subsidiary, as applicable, shall be deemed to be a payment by the Company or such Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

         (c) In the event that any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsections (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Beneficiaries, for ratable application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

         (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to the Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate Claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.


SECTION 4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

     The Guarantor hereby acknowledges and agrees that it has received a copy of the Note Purchase Agreements, the Notes and all Security Documents and hereby
(i) agrees that the representations and warranties contained in Section 5 of the Note Purchase Agreements are incorporated herein by reference and are hereby made by the Guarantor to the extent such representations and warranties are applicable to such Guarantor, (ii) agrees to comply with all covenants and agreements contained therein to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms of the Note Purchase Agreements and (iii) makes the following representations, warranties and agreements:

         (a) FINANCIAL ACCOMMODATIONS. Except as expressly set forth in the Note Purchase Agreements, no Beneficiary is obligated to give or to continue any financial accommodations to the Company, the Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, the Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

         (b) ACTS OF BENEFICIARIES. None of the Beneficiaries or any other Person has made any representations or promises to the Guarantor as to the making or continuance of any extension of credit to the Company (other than the purchase of the Notes pursuant to, and in accordance with, the terms of the Note Purchase Agreements) or as to the financial condition of the Company or any of the Company's Subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify the Guarantor of any change in the financial condition of the Company or any of the Company's Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

         (c) NATURE OF BUSINESS. The Guarantor agrees that it will not engage in any business or activity other than holding the capital stock of Murray Johnstone Holdings Limited (Scotland) and its Subsidiaries. The Guarantor further agrees that any dividends or other distributions received by it and arising out of its ownership of the capital stock of Murray Johnstone Holdings Limited (Scotland) and its Subsidiaries shall promptly be distributed (as a dividend or otherwise) in the form received (endorsed as appropriate) to the Company.

SECTION 5.   BREACH OF COVENANTS.

    (a) In the event that the Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Security Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Required Holders may, declare the obligations of the Company under the Note Purchase Agreements and the Notes (whether or not then due) immediately due and payable pursuant to this Guaranty as to the Guarantor, and any Beneficiary shall be entitled to enforce the obligations of the Guarantor hereunder.

    (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the ratable payment in whole or in part of the Guaranteed Obligations.

SECTION 6.   MISCELLANEOUS.

    (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

    (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on the Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

    (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be consented to in writing by the Required Holders, pursuant to
Section 17 of the Note Purchase Agreements. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

    (d) The Guarantor agrees that copies of the Note Purchase Agreements, the Notes and the other Security Documents received by it constitute adequate notice of all matters contained therein, and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to the Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Note Purchase Agreements, the Notes or any of the other Security Documents.

    (e) All notices, requests and other communications to the Guarantor or any Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given (i) if to a Beneficiary, at its address or telex or telecopier number specified in Section 18 of the Note Purchase Agreements or (ii) if to the Guarantor at its address or telex or telecopier number specified on the signature page hereof or such other address or telex or telecopier number as the Guarantor may hereafter specify by written notice to the Beneficiaries and the Company. Each such notice, request or other communication shall be effective when actually received.

    (f) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, each of the Beneficiaries and their respective successors and assigns, PROVIDED that the Guarantor may not assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Holders.

    (g) The Guarantor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Beneficiaries may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Note Purchase Agreements, the Notes or under any of the other Security Documents.

    (h) The Guarantor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address. The Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

    (i) The Guarantor agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Beneficiaries in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Chapman and Cutler, special counsel for the Purchasers, with respect thereto and with respect to advising the Beneficiaries from time to time as to their rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of the Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. The Guarantor shall pay, to the extent not previously finally and indefeasibly paid in full by the Company any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Guarantor under this subsection shall survive the payment of the Guarantor's other obligations hereunder and the termination of this Guaranty.

    (j) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.

    (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

    (l) The obligations of the Guarantor under this Guaranty are secured by, among other things, the collateral security provided for in the UAM U.K. Holdings Pledge Agreement.

    (m) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTOR HAS WAIVED ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the Guarantor has caused this UAM U.K. Holdings Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

Address:                            UNITED ASSET MANAGEMENT U.K.
                                     HOLDINGS, INC.
________________________
________________________
________________________
Attn:  __________________               By______________________________________
Telex No.:  ______________                Name:
Answerback: ______________                Title:
Telecopier No.:  _________

                                                   EXHIBIT C TO
                                                   FIRST AMENDMENT
                                                   AND CONSENT

                                COLLATERAL AGENCY
                           AND INTERCREDITOR AGREEMENT



          This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "Agreement") is made as of the 1st day of August, 1995, among (i) The First National Bank of Boston, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as hereinafter defined), (ii) Morgan Guaranty Trust Company of New York, as Agent (in such capacity, the "Agent") under the Original Credit Agreement (as hereinafter defined), (iii) each of the Banks (as hereinafter defined), and (iv) each of the Senior Noteholders (as hereinafter defined). Capitalized terms used in this Agreement shall have the meanings given to such terms in accordance with Section 1.


                                R E C I T A L S:


          A. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 18, 1994 (as heretofore amended by a Letter Agreement dated as of January 20, 1995 and by the First Amendment and Consent referred to below and as the same may be further amended, supplemented, restated or otherwise modified from time to time (including by increasing the amount of Indebtedness thereunder), the "Original Credit Agreement"), among United Asset Management Corporation, a Delaware corporation (the "Company"), the financial institutions party thereto from time to time as "Banks" (the "Banks"), the Agent and the Collateral Agent (acting in its capacity as collateral agent for the Banks thereunder), the Banks have, upon the terms and subject to the conditions contained therein, agreed to make Loans to the Borrower.

          B. Pursuant to the Original Credit Agreement, the Collateral Agent acts as collateral agent for the Banks thereunder and under the "Security Documents" referred to therein.

          C. In addition to Loans made under the Original Credit Agreement, one or more Banks may from time to time make Money Market Loans to the Company.

          D. Pursuant to the Bank Guaranty Documents each of the Guaranty Subsidiaries has agreed to guaranty all of the Company's obligations to the Banks, the Agent and the Collateral Agent under or in respect of the Original Credit Agreement and the other Loan Documents and in respect of Money Market Loans.

          E. Pursuant to the Security Documents, the Company and the Guaranty Subsidiaries have granted to the Collateral Agent (acting in such capacity under and pursuant to the Original Credit Agreement), for the ratable benefit of the Banks, the Agent and the Collateral Agent, security interests in and to the collateral security described therein, to secure their respective obligations to the Banks, the Agent and the Collateral Agent under the Original Credit Agreement, the Bank Guaranty Documents and the other Loan Documents and in respect of Money Market Loans.

          F. Pursuant to several Note Purchase Agreements dated as of August 1, 1995 in substantially the form heretofore approved by the Banks (each, a "Note Purchase Agreement", and collectively, the "Note Purchase Agreements") between the Company and the purchasers parties thereto (each, a "Senior Noteholder" and collectively, the "Senior Noteholders"), the Company has agreed to issue, and the Senior Noteholders have agreed to purchase, an aggregate $150,000,000 in principal amount of the Company's 7.12% Senior Secured Notes due August 25, 2005 (the "Senior Notes").

          G. Pursuant to the Senior Note Guaranty Documents each of the Guaranty Subsidiaries has agreed to guarantee all of the Company's obligations to the Senior Noteholders under or in respect of the Note Purchase Agreements, the Senior Notes and all documents executed in connection therewith.

          H. Pursuant to (i) a First Amendment and Consent dated as of August 1, 1995 and (ii) a Supplementary Pledge Agreement dated as of August 1, 1995 between United Asset Management U.K. Holdings, Inc. and the Collateral Agent, the Security Documents have been amended to include the obligations of the Company under the Note Purchase Agreements and the Senior Notes and the obligations of the Guaranty Subsidiaries under the Senior Note Guaranty Documents as secured obligations thereunder.

          I. It is a condition precedent to the obligations of the Senior Noteholders to purchase the Senior Notes that the Collateral Agent, the Agent, the Banks and the Senior Noteholders enter into this Agreement, in order to set forth the relative rights and priorities with respect to the Collateral (as hereinafter defined) and to provide for sharing of any amounts otherwise recovered under the Bank Guaranty Documents and the Senior Note Guaranty Documents.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

          1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

               ACT.  The meaning given to such term in Section 2.3.

               ACTIONABLE DEFAULT. Any Event of Default under and as defined in the Credit Agreement or an Event of Default under and as defined in the Note Purchase Agreements.

               AGENT.  The meaning given to such term in the preamble hereto.

               AGREEMENT. This Collateral Agency and Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

               BANKS. The meaning given to such term in the Recitals hereto, together with their respective successors and assigns, and shall include any additional, replacement or successor Banks under the Credit Agreement.

               BANK GUARANTY DOCUMENTS. Collectively, the Subsidiaries Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty, the UAM U.K. Holdings Guaranty (as each such term is defined in the Original Credit Agreement) and any future guaranty executed by a Subsidiary of the Company under and in accordance with the Credit Agreement.

               BANK LOAN DOCUMENTS. The "Loan Documents", as defined in the Original Credit Agreement, or any like term of the same meaning contained in any other Credit Agreement.

               BANK OBLIGATIONS. At any time, without duplication, any and all then outstanding obligations of the Company and all obligations of each Guaranty Subsidiary to the Agent, the Collateral Agent or the Banks, in each case, of every kind and description, direct or indirect, absolute or contingent, primary or secondary, joint, several or independent, due or to become due, liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise, arising under or in connection with the Credit Agreement, the Security Documents or any of the other Loan Documents or any other instruments, documents or agreements executed in connection with any of the foregoing, or under or in connection with any instruments, documents or agreements executed in connection with any Money Market Loan.
Bank Obligations shall include without limitation, any interest (including post-petition interest) and collection costs to the extent allowable under applicable bankruptcy laws.

               BANKRUPTCY CODE. Title 11 of the United Sates Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

               BUSINESS DAY. The meaning given to such term in the Original Credit Agreement.

               COLLATERAL. Any of the properties and assets (including the proceeds thereof) of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, of the Company or any Subsidiary of the Company (including, without limitation, all assets of the Company and the Guaranty Subsidiaries held as of the date hereof as collateral by the Collateral Agent acting in such capacity under the Original Credit Agreement) in which, pursuant to any Security Document, the Company or such Subsidiary has at the time of reference granted a Lien to the Collateral Agent to secure both the Bank Obligations and the Senior Note Obligations and which has not been released in accordance with the terms hereof. Collateral shall include any amounts or property rights received by the Collateral Agent as adequate protection in respect of the Collateral under the Bankruptcy Code.

               COLLATERAL AGENT. As defined in the preamble hereto unless and until a successor Collateral Agent shall have been appointed pursuant to Section 6.4, and thereafter "Collateral Agent" shall mean such successor Collateral Agent.

               COMPANY.  As defined in Recital A hereto.

               CREDIT AGREEMENT. The Original Credit Agreement and the Loan Documents, and any agreement or agreements designated as a "Credit Agreement" hereunder by written notice by the Company to the Collateral Agent with the written consent of the Agent and governing Indebtedness all or part of which is incurred to refund, refinance or replace all or any portion of the Indebtedness under the Original Credit Agreement, as the same may hereafter be amended, restated, supplemented or otherwise modified (including by increasing the amount of Indebtedness thereunder) from time to time.

               CREDIT DOCUMENTS. Collectively, the Credit Agreement, the Bank Guaranty Documents, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranty Documents and the Security Documents.

               GUARANTY SUBSIDIARIES. The meaning given to such term in the Original Credit Agreement and shall include each Subsidiary of the Company hereafter executing any guaranty of the Bank Obligations and the Senior Note Obligations.

               LIEN. Any consensual mortgage, security deed, deed of trust, pledge, lien, security interest or other voluntary encumbrance, whether now existing or hereafter created, acquired or arising.

               LOAN DOCUMENTS. The meaning given to such term in the Original Credit Agreement.

               LOANS. The meaning given to such term in the Original Credit Agreement.

               MONEY MARKET LOANS. The meaning given to such term in the Original Credit Agreement.

               NOTE PURCHASE AGREEMENT. The meaning given to such term in the Recitals hereto.

               NOTICE OF ACTIONABLE DEFAULT. A written notice by the Required Banks, the Agent or the Required Senior Noteholders delivered to the Collateral Agent, stating that an Actionable Default has occurred and that it is a Notice of Actionable Default under this Agreement. A Notice of Actionable Default shall be deemed to have been given to the Collateral Agent when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received from the notifying party or parties a written notice withdrawing such Notice. A Notice of Actionable Default shall be deemed to be outstanding at all times after such Notice has been given until such time, if any, as such Notice has been rescinded. In the event that one or more parties have given a Notice of Actionable Default to the Collateral Agent and subsequently the Actionable Default or Defaults upon which such Notice of Actionable Default is based are cured, waived or otherwise are not continuing, then, so long as no other Actionable Default is then continuing, the notifying party or parties shall promptly rescind such Notice of Actionable Default in the manner set forth herein.

               ORIGINAL CREDIT AGREEMENT. The meaning given to such term in the Recitals hereto.

               PERSON. Any individual, corporation, partnership, trust, unincorporated association, business or other legal entity, and any government or any governmental agency or political subdivision thereof.

               REQUIRED BANKS. The meaning given to such term in the Credit Agreement.

               REQUIRED SECURED PARTIES. (i) At any time of determination at which a Notice of Actionable Default given by the Required Senior Noteholders has been received by the Collateral Agent and not rescinded or withdrawn, Secured Parties holding more than fifty percent (50%) of the aggregate of the then outstanding Secured Obligations of the type described in item SECOND of
Section 4(a), and (ii) at all other times, Banks having more than fifty percent (50%) of the Commitments (as defined in the Credit Agreement).

               REQUIRED SENIOR NOTEHOLDERS. At any time of determination, Senior Noteholders holding more than fifty percent (50%) in outstanding principal amount of the Senior Notes.

               SECURED OBLIGATIONS. Collectively, the Bank Obligations and the Senior Note Obligations, in each case so long as such Secured Obligations are secured by the Collateral or are guaranteed pursuant to one or more of the Subsidiary Guaranties.

               SECURED PARTIES. The Banks, the Agent, the Collateral Agent and the Senior Noteholders.

               SECURITY DOCUMENTS. The Security Documents as defined in the Original Credit Agreement, and any other instrument or agreement pursuant to which a Lien in Collateral is created or arises to secure either or both of the Bank Obligations and the Senior Note Obligations.

               SENIOR NOTEHOLDERS. The meaning given to such term in the Recitals hereto, together with their respective successors and assigns.

               SENIOR NOTE OBLIGATIONS. At any time, without duplication, any and all then outstanding obligations of the Company and all obligations of each Guaranty Subsidiary to the Senior Noteholders, in each case, of every kind and description, direct or indirect, absolute or contingent, primary or secondary, joint, several or independent, due or to become due, liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise, arising under or in connection with the Note Purchase Agreements, the Senior Notes, any of the Security Documents (as defined in the Note Purchase Agreements) or any other instruments, documents or agreements executed in connection with any of the foregoing. Senior Note Obligations shall include, without limitation, any interest (including post-petition interest) and collection costs to the extent allowable under applicable bankruptcy laws.

               SENIOR NOTE GUARANTY DOCUMENTS. Collectively, the Subsidiaries Guaranty, the UAM Realty Advisors Guaranty, the Heitman Guaranty, the UAM U.K. Holdings Guaranty (as each such term is defined in the Note Purchase Agreements) and any future guaranty executed by a Subsidiary of the Company under and in accordance with the terms of the Note Purchase Agreements.

               SENIOR NOTES. The meaning given to such term in the Recitals hereto.

               SUBSIDIARY. The meaning given to such term in the Original Credit Agreement, as in effect on the date hereof.

               SUBSIDIARY GUARANTIES. The Bank Guaranty Documents and the Senior Note Guaranty Documents.

          1.2. TERMS GENERALLY. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

     2. PARITY OF SECURITY INTERESTS; RECOURSE OF SECURED PARTIES; ACTS OF SECURED PARTIES.

          2.1. PARITY OF SECURITY INTERESTS. Notwithstanding any contrary provision contained in the Uniform Commercial Code, any applicable law or judicial decision or the Credit Documents, or whether any Secured Party has possession of all or any part of the Collateral, as among the Secured Parties, the respective rights of each Secured Party in respect of liens and security interests existing under the Security Documents shall at all times remain on a parity with one another without preference, priority or distinction, and such interests shall be governed by and subject to the terms of this Agreement.

          2.2. RECOURSE OF SECURED PARTIES. Each of the Secured Parties acknowledges and agrees that (a) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (b) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Secured Parties in accordance with Section 2.3 hereof.

          2.3. ACTS OF SECURED PARTIES. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party or by the Required Secured Parties, may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by or on behalf of such Secured Party or the Required Secured Parties, as the case may be, and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Secured Party or of the Required Secured Parties if such Act purports to be taken by or on behalf of such Secured Party or the Required Secured Parties, as the case may be. Any Act to be taken by any Bank may be taken by the Agent on behalf of and at the direction of such Bank.

     3.   DUTIES OF COLLATERAL AGENT.

          3.1. NOTICES TO THE SECURED PARTIES AND COMPANY. In the event that the Collateral Agent shall receive any of the following, the Collateral Agent shall within three (3) Business Days following receipt thereof furnish to each of the Agent, the Banks, the Senior Noteholders and the Company:

               (a) a copy of each Notice of Actionable Default received by the Collateral Agent;

               (b) a copy of each certificate received by the Collateral Agent rescinding a Notice of Actionable Default;

               (c) written notice of any release or subordination by the Collateral Agent of any Collateral;

               (d) a copy of each consent, termination, waiver, extension of time, amendment, modification or release of or under any Security Document or any Subsidiary Guaranty;

               (e) such other notices required by the terms of this Agreement to be furnished by the Collateral Agent; and

               (f) such additional information as may from time to time be reasonably requested by any Secured Party.

          3.2. ACTIONS UNDER SECURITY DOCUMENTS. The Collateral Agent shall not be obligated to take any action under this Agreement or any of the Security Documents except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of this Section and Section 6 hereof, the Collateral Agent shall take any action under or with respect to the Security Documents which is requested by the Required Secured Parties and which is not inconsistent with or contrary to the provisions of this Agreement or the Credit Documents. At any time when a Notice of Actionable Default shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of Section 6 hereof, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Security Documents or any of them in accordance with any written instructions received from the Required Secured Parties. The Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement, the Security Documents or the Credit Documents, may not lawfully be taken or would involve it in personal liability, and the Collateral Agent shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. Subject to Section 6 hereof, the Collateral Agent may rely on any such direction given to it by the Required Secured Parties and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Collateral Agent) be liable to the Company, any Guaranty Subsidiary, any holder of any Secured Obligations or any other Person for taking or refraining from taking action in accordance therewith. Absent written instructions from the Required Secured Parties (a) at a time when a Notice of Actionable Default shall be outstanding or (b) in the case of an emergency in order to protect any of the Collateral, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Secured Parties. Except as provided in the preceding sentence and in the last sentence of Section 6.3(d), in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Secured Parties, the Collateral Agent shall not exercise remedies available to it under any Security Documents with respect to the Collateral or any part thereof.

     4.   ALLOCATION OF PROCEEDS OF COLLATERAL.

               (a) The Collateral Agent, the Agent, acting on behalf of itself and the Banks under the Credit Agreement, and the Senior Noteholders agree, INTER SE, that the cash proceeds of any collection, recovery, receipt, appropriation, realization or sale of any or all of the Collateral or the enforcement of the Security Documents that have been received by the Collateral Agent shall be held by the Collateral Agent as cash collateral in a special collateral account from which only the Collateral Agent may effect withdrawals and shall be allocated to the Secured Obligations and distributed from time to time by the Collateral Agent to the Secured Parties in accordance with the following priorities:

               FIRST, to the costs and expenses of the Collateral Agent incurred in connection with the execution of its duties as Collateral Agent;

               SECOND, after payment in full of all amounts set forth in item FIRST, to the payment to the Agent (for the benefit of itself and the Banks) and to the Senior Noteholders, PRO RATA, in accordance with the respective amounts of (i) the Bank Obligations constituting (A) the then aggregate unpaid principal amount of the Loans and Money Market Loans, together with all accrued and unpaid interest thereon at such time, and (B) all commitment fees then owing by the Company to any Bank under the Credit Agreement (provided that such commitment fees included in this item SECOND shall be limited to such amounts that are computed at a rate not in excess of the rate provided for in the Credit Agreement as in effect on the date hereof, any commitment fees in excess of such amount to be included in item FOURTH) and (ii) the Senior Note Obligations constituting the then aggregate unpaid principal amount of the Senior Notes together with all accrued and unpaid interest thereon at such time, for application to such Bank Obligations and such Senior Note Obligations, without priority of one over the other;

               THIRD, after payment in full of all amounts set forth in item SECOND, to the payment to the Agent in the amount of all agents fees then owing by the Company or any Guaranty Subsidiary to the Agent under the Credit Agreement or any of the other Bank Loan Documents (provided that such agents fees included in this item THIRD shall be limited to such amounts that are computed at a rate not in excess of the rate in effect on the date hereof, any agents fee in excess of such amount to be included in item FOURTH);

               FOURTH, after payment in full of all amounts set forth in item THIRD, to the payment to the Agent (for the benefit of itself and the Banks) and the Senior Noteholders PRO RATA, in accordance with the respective amounts of
(i) all other Bank Obligations and (ii) all other Senior Note Obligations, without priority of one over the other; and

               FIFTH, after payment in full of all amounts set forth in item FOURTH, if no other Secured Obligations shall then be outstanding, to or at the direction of the Company, or as a court of competent jurisdiction may otherwise direct.

               (b) If the Collateral Agent receives any non-cash distributions or proceeds in respect of the Collateral, then the Collateral Agent shall hold such non-cash distributions and proceeds as Collateral upon the terms of this Agreement and the Security Documents until converted to cash and thereupon distributed in accordance with Section 4(a).

               (c) For purposes of subsection (a) of this Section 4, any Make-Whole Amount (as defined in the Note Purchase Agreements) payable in respect of the Senior Notes shall not be included in item SECOND above, but shall be included in item FOURTH of Section 4(a).

               (d) For purposes of allocating proceeds of Collateral pursuant to Section 4(a), the Collateral Agent may rely without inquiry on certificates of any Secured Party setting forth in reasonable detail the amount and type of Secured Obligations then outstanding to such Secured Party, and unless and until the Collateral Agent has received such certificates from all Secured Parties, the Collateral Agent may decline to allocate proceeds as so provided.

     5.   SHARING OF RECOVERIES UNDER GUARANTY DOCUMENTS.

               (a) Any and all amounts at any time recovered by any Secured Party from any Guaranty Subsidiary as a result of the enforcement by such Secured Party of its rights and remedies under the Bank Guaranty Documents or the Senior Note Guaranty Documents, as the case may be, following the occurrence and during the continuance of an Actionable Default of which Notice of Actionable Default has been given to the Collateral Agent shall be shared by the Secured Parties and allocated to the Secured Obligations in accordance with the priorities specified in Section 4 in the manner specified in Section 5(b).

               (b) In the event that any Secured Party shall obtain any payment or reduction of any Secured Obligation as a result of the enforcement of the Bank Guaranty Documents or the Senior Note Guaranty Documents in excess of its ratable share obtained by all of the Secured Parties as set forth in (a) above, such Secured Party shall forthwith (i) notify each other Secured Party and the Collateral Agent of such receipt and (ii) purchase from the other Secured Parties such Secured Obligations as shall be necessary to cause such purchasing Secured Party to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them in accordance with subsection
(a) above, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and the purchase price restored to the extent of such recovery. All purchases pursuant to this subsection (b) shall be coordinated by and effected at the direction of the Collateral Agent.

     6.   CONCERNING THE COLLATERAL AGENT.

          6.1. APPOINTMENT OF COLLATERAL AGENT.

               (a) Each of the Banks and the Senior Noteholders hereby appoint The First National Bank of Boston, acting as collateral agent for the Banks under the Original Credit Agreement and the Security Documents, to act as Collateral Agent pursuant to the terms of this Agreement and the Security Documents, and the Collateral Agent hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder.

               (b) Each of the Secured Parties hereby acknowledges and agrees that the Collateral Agent shall continue to perform its duties as collateral agent under the Original Credit Agreement and the other Bank Loan Documents, PROVIDED, HOWEVER, that to the extent that the provisions of the Original Credit Agreement or any of the other Bank Loan Documents governing the duties of the Collateral Agent thereunder conflicts with any provision of this Agreement, the provisions of this Agreement shall control.

               (c) The relationship between the Collateral Agent and the holders of the Secured Obligations is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the Credit Documents shall be construed to constitute the Collateral Agent as a trustee or other fiduciary for any such holder.

          6.2. LIMITATIONS ON RESPONSIBILITY OF COLLATERAL AGENT. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Document, except for those made by it herein or therein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Company or any Guaranty Subsidiary to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as set forth in Section 7, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Company or any Guaranty Subsidiary or to the holders of any of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty of an agent to act in good faith, the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be responsible for any loss suffered with respect to any investment permitted to be made under this Agreement and shall not be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent may be liable for losses due to its willful misconduct or gross negligence. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company or any Guaranty Subsidiary of any of the covenants or agreements contained herein or in any of the Credit Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement or any Security Document except for such Person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Secured Parties pursuant to the terms of this Agreement even if, at the time such action is taken by any such Person, the Required Secured Parties or Persons purporting to be the Required Secured Parties are not entitled to give such notice, except where the account officer of the Collateral Agent active upon the Company's account has actual knowledge that such Required Secured Parties or Persons purporting to be the

Required Secured Parties are not entitled to give such notice. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          6.3. RELIANCE BY COLLATERAL AGENT; ETC. (a) Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

               (b) The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder, or any of the Collateral from any court of competent jurisdiction.

               (c) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.

               (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a Notice of Actionable Default to inquire whether an Actionable Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate so furnished to it and shall have no obligation, absent written instructions from the Required Secured Parties, to take or omit to take any action with respect to such Notice of Actionable Default.

               (e) If the Collateral Agent has been requested by the Required Secured Parties to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction. Any such indemnity given by a Secured Party which is a bank, a trust company, a savings and loan association, a pension plan, an investment company, an insurance company, a broker or dealer or any other similar financial institution or entity, regardless of legal form, may be unsecured.

               (f) If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

          6.4. RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT.

               (a) The Collateral Agent may at any time resign as the Collateral Agent under this Agreement, the Credit Agreement and the Security Documents by giving sixty (60) days' prior written notice thereof to each Secured Party and the Company, provided that no resignation shall be effective until a successor for the Collateral Agent is appointed. In addition, at any time following the occurrence and during the continuance of an Actionable Default of which Notice of Actionable Default has been given to the Collateral Agent, either the Required Banks or the Required Senior Noteholders may by written notice to the Collateral Agent, the Company and each other Secured Party remove the Collateral Agent as the collateral agent under this Agreement, the Credit Agreement and the Security Documents, provided that no removal shall be effective until a successor for the Collateral Agent is appointed. Upon such notice of resignation or removal, the Required Banks shall have the right to appoint a successor Collateral Agent as provided in the Credit Agreement. If no successor Collateral Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within sixty (60) days after the retiring Collateral Agent's giving of notice of resignation or its removal by the Required Banks or the Required Senior Noteholders, then the retiring or removed Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which meets the requirements of Section 6.4(c).
Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from further duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

               (b) The Required Banks appointing a successor Collateral Agent pursuant to this Section 6.4 shall make such appointment by written notice to all Secured Parties, the Company and to such successor Collateral Agent. Following receipt of such notice, such successor Collateral Agent, if it consents to such appointment, shall execute, acknowledge and deliver to its predecessor Collateral Agent, the Company and each Secured Party, an instrument in writing accepting such appointment hereunder and, thereupon, without any further act, deed or conveyance, succeed to all rights and obligations of the Collateral Agent hereunder.

               (c) Every successor to the Collateral Agent appointed pursuant to this Section 6.4 shall be a bank or trust company in good standing and having power to so act, incorporated under the laws of the United States or any state thereof, and having its principal corporate trust office within the forty-eight
(48) contiguous states, having a combined capital and surplus of at least $100,000,000. In addition, in the event that the Collateral Agent is removed by the Required Senior Noteholders pursuant to Section 6.4(a), no Bank under the Credit Agreement shall be appointed as the successor Collateral Agent by the Required Banks if so demanded in writing by the Required Senior Noteholders.

          6.5. EXPENSES AND INDEMNIFICATION BY SECURED PARTIES. Each of the Secured Parties severally agrees (a) to reimburse the Collateral Agent, on demand, in accordance with its PRO RATA share, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document, any Subsidiary Guaranty or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties hereunder or under the Security Documents or any Subsidiary Guaranty, in each case to the extent that the foregoing shall not have been reimbursed by the Company and the Guaranty Subsidiaries or paid from the proceeds of Collateral as provided herein, provided, that the obligation of the Senior Noteholders to reimburse the Collateral Agent for any such expenses shall be limited to those expenses accruing after a Notice of Actionable Default shall have been received by the Collateral Agent, (b) to the extent not reimbursed by the Company and the Guaranty Subsidiaries or paid from the proceeds of Collateral, to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in accordance with its PRO RATA share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any Subsidiary Guaranty or any action taken or omitted by them under this Agreement or any Security Document or any Subsidiary Guaranty; PROVIDED that no Secured Party shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction, and (c) to the extent not reimbursed by the Company and the Guaranty Subsidiaries or paid from the proceeds of Collateral, to indemnify and hold harmless the Collateral Agent, on demand, in accordance with its PRO RATA share, from and against any and all liabilities which may be imposed on or incurred by the Collateral Agent (in its capacity as Collateral Agent) for the net amount of taxes (after taking into account any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Collateral Agent would not otherwise be subject to tax except by reason of its acting under this Agreement or the Security Documents (directly or through agents); PROVIDED that such indemnification for taxes (i) shall apply only in respect of taxes attributable to the performance of the Collateral Agent's obligations hereunder and (ii) shall in no event cover any federal, state, local or other taxes imposed upon the Collateral Agent with respect to or measured by its gross or net income or profits. A statement by the Collateral Agent that is submitted to each Secured Party with respect to the amount of such expenses and containing a basic description thereof and/or the amount of its indemnification obligation shall be PRIMA FACIE evidence of the amount thereof owing to the Collateral Agent absent manifest error. For the purposes of this Section 6.5, PRO RATA shares shall be determined based upon the aggregate amount of Secured Obligations of the type described in item SECOND of
Section 4(a) held by or for each Secured Party at the time of the act, omission or transaction giving rise to the reimbursement or indemnity required by this
Section 6.5.

          6.6. STATUS OF MONEYS RECEIVED. All moneys received by the Collateral Agent shall, until used or applied as herein provided, be held by the Collateral Agent in a special collateral account from which only the Collateral Agent may effect withdrawals for the purposes for which they were received. Without limiting the foregoing, the Collateral Agent shall, to the extent practicable, at the direction of the Required Secured Parties, invest and reinvest any funds from time to time held by the Collateral Agent in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment, or in repurchase agreements with respect to the foregoing.

     7. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate action on its part and, in the case of the Agent, by each of the Banks, and (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it and will not conflict with any provision of its corporate charter or bylaws or any agreement or other instrument binding upon it; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally.

     8.   CERTAIN INTERCREDITOR ARRANGEMENTS.

          8.1. TURNOVER OF COLLATERAL. If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom, other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so designate, an agent of the Collateral Agent (which agent may be a branch or affiliate of the Collateral Agent or any Bank) in the same form of payment received, with appropriate endorsements, in the country in which such Collateral is held for distribution in accordance with the provisions of Section 4. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds thereof in trust for the Collateral Agent.

          8.2. SETOFFS. If any Secured Party exercises any right of setoff, banker's lien or similar right with respect to any Collateral for payment of any Secured Obligations, the amounts so set off shall constitute Collateral for purposes of this Agreement, and such Secured Party shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section 4. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds thereof in trust for the Collateral Agent.

          8.3. INDEPENDENT ACTIONS BY SECURED PARTIES. Nothing contained in this Agreement shall prohibit any Secured Party from accelerating the maturity of or demanding payment on any indebtedness of the Company to such Secured Party, from exercising a right of set-off against any amounts owed to the Company or from instituting legal action against the Company or any Subsidiary to obtain a judgment or other legal process in respect of such indebtedness, provided, however, that (i) any action to foreclose or otherwise realize on the Collateral shall be taken only by the Collateral Agent in accordance with the terms of this Agreement, and (ii) any proceeds of Collateral (including proceeds of any setoff with regard to any Collateral) or amounts recovered under the Subsidiary Guaranties shall be subject to the terms of this Agreement and, if received by a Secured Party, shall be turned over to the Collateral Agent or distributed among the Secured Parties to the extent required hereunder for application as set forth herein.

          8.4. PARITY OF TREATMENT. Each Secured party agrees that it will not accept from the Company or any other Person any guarantee or any collateral security in addition to that provided for by the Subsidiary Guaranties and the Security Documents, as in effect on the date hereof, without the prior written consent of each other Secured Party, unless any such collateral security is held by the Collateral Agent for the ratable benefit of all Secured Parties in accordance with this Agreement or unless any such third party shall simultaneously guarantee all of the Secured Obligations to the same extent.

          8.5. NOTICES OF DEFAULT. Each of the Secured Parties agrees to use its best efforts to provide to each other Secured Party copies of any written formal notice of the occurrence or existence of any default or event of default under any Credit Document sent to the Company simultaneously with the sending of such notice to the Company, PROVIDED, that the failure to do so shall not affect the validity of such notice or create any claim or cause of action against the party failing to send such copies or create any claim or right on behalf of any third party.

     9.   RELEASE OR SUBORDINATION OF COLLATERAL; FREEDOM TO DEAL.

          9.1. RELEASE OF COLLATERAL. The Collateral Agent is hereby authorized, upon receipt of instructions from the Required Secured Parties, and subject to Section 9.3, to release all or any portion of the Collateral and to provide releases and termination statements with respect to any Lien of the Collateral Agent on any Collateral in connection with any sale, exchange or other disposition thereof or otherwise, provided, however, that to the extent that the consent of a greater percentage of the Banks is required to release Collateral under the Original Credit Agreement, the Collateral Agent shall release Collateral only with such consent.

          9.2. SUBORDINATION OF LIEN. The Collateral Agent shall, on the written instructions of the Required Secured Parties, and subject to Section 9.3, subordinate by written instrument the Lien on all or any portion of the Collateral to any other lender extending to the Company or any Guaranty Subsidiary Indebtedness permitted by the terms of the Credit Documents.

          9.3. LEGALLY REQUIRED RELEASES. Whether or not so instructed by the Required Secured Parties, the Collateral Agent may release any Lien of the Collateral Agent on any Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.

          9.4. AMENDMENTS TO SECURITY DOCUMENTS. Without in any way limiting the provisions of Sections 9.1 through 9.3, the Collateral Agent may, at any time and from time to time, subject to the proviso contained in Section 9.1, enter into any modification, extension of time, amendment, consent, release, termination or waiver with respect to the Security Documents and the Collateral with the consent of the Required Secured Parties, it being the intent of the parties that unless the

Collateral Agent shall be in receipt of a Notice of Actionable Default given by the Required Senior Noteholders which has not been withdrawn, the Collateral Agent shall, subject to the proviso contained in Section 9.1, act with respect to the Security Documents and the Collateral at the direction of the Required Banks and without any consent of or direction from any Senior Noteholder, PROVIDED, HOWEVER, that all Collateral held by the Collateral Agent at any time and not released in accordance with this Section 9 shall secure the Bank Obligations and the Senior Note Obligations ratably in accordance with this Agreement.

          9.5. SECURED PARTIES FREEDOM OF DEALING; ETC.. (a) The Senior Noteholders agree, with respect to the Bank Obligations, any and all guaranties thereof and any and all Collateral, that the Company and the Banks may agree to increase or decrease the amount of the Bank Obligations or otherwise modify or waive the terms of any of the Bank Obligations, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of guaranties or Collateral as set forth in Sections 9.1 through 9.4 hereof, and settlements with the Company and all other Persons, in each case without the consent of any Senior Noteholder (subject to the rights of any Senior Noteholder as a holder of Bank Obligations pursuant to Section 5) and without affecting the agreements of the Senior Noteholders or the Company contained in this Agreement.

               (b) The Banks agree, with respect to the Note Purchase Agreements, the Senior Notes, any and all guarantees thereof, and any and all Collateral, that the Company and the Senior Noteholders may agree to increase or decrease the amount of the Senior Notes or otherwise modify or waive the terms of any of the Note Purchase Agreements or the Senior Notes, and the Senior Noteholders may grant extensions of the time of payment or performance to and make compromises, including releases of guarantees and settlements with the Company and all other Persons, in each case without the consent of the Agent or any Bank (subject to the rights of any Bank as a holder of Senior Note Obligations pursuant to Section 5) and without affecting the agreements of the Banks or the Company contained in this Agreement.

               (c) Nothing contained in this Agreement shall in any way relieve the Company or any Guaranty Subsidiary from compliance with their respective covenants and agreements contained in any Credit Document.


     10.  AMENDMENT OF THIS AGREEMENT.

               (a) No modification or amendment of this Agreement shall be effective unless the same shall be in writing and signed by all Secured Parties (or, in the case of any Bank by the Agent acting at the direction of such Bank).

               (b) No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

     11. COLLATERAL AGENT AS AGENT AND BANK. In its individual capacity, The First National Bank of Boston shall have the same obligations and the same rights, powers and privileges as it would have had were it not also the Collateral Agent.

     12.  MISCELLANEOUS.

          12.1. FURTHER ASSURANCES. The Agent, the Banks and the Senior Noteholders agree to execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Collateral Agent, and shall take such other action, in each case as the Collateral Agent or any Secured Party may reasonably request (at the sole cost and expense of the Company), to effectuate and carry out the provisions of this Agreement including, without limitation, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

          12.2. NO INDIVIDUAL ACTION; MARSHALLING; ETC. No holder of any Secured Obligations may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement. The Collateral Agent shall have no duty to, and the Secured Parties hereby waive any and all right to require the Collateral Agent to, marshal any assets or otherwise to take any actions with respect to marshalling.

          12.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Banks, the Agent and the Senior Noteholders and their respective successors and permitted assigns. Each Secured Party agrees with each other Secured Party that it shall not transfer or assign any indebtedness owing to it which is subject to the terms of this Agreement except upon receipt of a written acknowledgement and agreement from such transferee or assignee binding such assignee or transferee and all successive assignees and transferees to the terms and conditions of this Agreement, and a copy of such acknowledgement and agreement will promptly be delivered to the Collateral Agent.

          12.4. NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole and exclusive benefit of the Secured Parties and their respective successors and permitted assigns, including each subsequent holder or transferee of the Loans or Senior Notes, and no other Person (including the Company or any Guaranty Subsidiary) shall under any circumstances be deemed to be a third party beneficiary hereof.

          12.5. NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier or sent by telegraph, telecopy, facsimile or telex, confirmed by delivery via courier or postal service addressed to the parties at the addresses specified on Exhibit A hereto; PROVIDED that a notice sent by overnight courier shall only be effective if delivered to a street address designated for such purpose. Any such notice and other communications shall be deemed to have been duly given or made and to have become effective upon actual receipt by the party to which it is addressed.

          12.6. TERMINATION. This Agreement shall terminate automatically when the security interests granted under the Security Documents have terminated, the Collateral has been released and the Guaranty Subsidiaries have been released of their obligations under the Bank Guaranty Documents and the Senior Note Guaranty Documents.

          12.7. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. THE PARTIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARTIES BY MAIL AT THE ADDRESSES SPECIFIED IN
SECTION 12.5. THE PARTIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

          12.8. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

          12.9. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

          12.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          12.11. SECTION HEADINGS. The section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          12.12. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with the Credit Agreement, any Note Purchase Agreement or any other Credit Document, as among the Secured Parties the provisions of this Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto any rights or remedies under or by reason of this Agreement.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the Collateral Agent, the Agent, the Banks and the Senior Noteholders have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                             in its capacity as Collateral Agent


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             THE FIRST NATIONAL BANK OF BOSTON,
                                             as a Bank


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             MORGAN GUARANTY TRUST COMPANY OF
                                             NEW YORK, in its capacity as Agent
                                             and as a Bank


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             MELLON BANK, N.A.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             DEUTSCHE BANK A.G. NEW YORK
                                             BRANCH/CAYMAN ISLANDS BRANCH


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             CHEMICAL BANK


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             CREDIT LYONNAIS CAYMAN
                                              ISLAND BRANCH


                                             By: _______________________________
                                                  Authorized Signature

                                             SHAWMUT BANK, N.A.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             NATIONSBANK, N.A.

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             BANK HAPOALIM B.M.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             THE DAIWA BANK, LIMITED


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             FLEET BANK OF MASSACHUSETTS


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             BAYBANK BOSTON, N.A.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             WACHOVIA BANK OF GEORGIA, N.A.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             BROWN BROTHERS HARRIMAN & CO.


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By: _______________________________
                                                  Name:


                                             By: _______________________________
                                                  Name:
                                                       Authorized Signatories

                                             BANKERS SECURITY LIFE INSURANCE
                                              SOCIETY


                                             By: _______________________________
                                                  Its

                                             CM LIFE INSURANCE COMPANY


                                             By: _______________________________
                                                  Its

                                             CONNECTICUT MUTUAL LIFE INSURANCE
                                              COMPANY


                                             By: _______________________________
                                                  Its

                                             GENERAL AMERICAN LIFE INSURANCE
                                              COMPANY


                                             By: _______________________________
                                                  Its

                                             GWL PROPERTIES, INC.


                                             By: _______________________________
                                                  Its

                                             By: _______________________________
                                                  Its

                                             JEFFERSON PILOT LIFE INSURANCE
                                              COMPANY


                                             By: _______________________________
                                                  Its:

                                             THE LINCOLN NATIONAL LIFE
                                              INSURANCE COMPANY

                                             By:  Lincoln Investment Management,
                                                  Inc., Its Attorney-In-Fact


                                             By: _______________________________
                                                  Its

                                             LINCOLN NATIONAL REINSURANCE
                                              (BARBADOS) LIMITED

                                             By:  Lincoln Investment Management,
                                                  Inc., Its Attorney-In-Fact

                                             By: ____________________________
                                                  Its

                                             LONDON LIFE INTERNATIONAL
                                              REINSURANCE CORPORATION


                                             By:  Lincoln Investment Management,
                                                  Inc., Its Attorney-In-Fact


                                             By: _______________________________
                                                  Its

                                             MASSACHUSETTS MUTUAL LIFE
                                              INSURANCE COMPANY


                                             By: _______________________________
                                                  Its

                                             NEW ENGLAND MUTUAL LIFE INSURANCE
                                              COMPANY


                                             By: _______________________________
                                                  Its

                                             NORTHERN LIFE INSURANCE COMPANY


                                             By: _______________________________
                                                  Its:

                                             NORTHWESTERN NATIONAL LIFE
                                              INSURANCE COMPANY


                                             By: _______________________________
                                                  Its

                                             OXFORD LIFE INSURANCE
                                              COMPANY


                                             By:  Lincoln Investment Management,
                                                  Inc., Its Attorney-In-Fact


                                             By: _______________________________
                                                  Its

                                             PACIFIC MUTUAL LIFE INSURANCE
                                              COMPANY


                                             By: _______________________________
                                                  Its


                                             By: _______________________________
                                                  Its



                                             PROVIDENT LIFE AND ACCIDENT
                                              INSURANCE COMPANY


                                             By: _______________________________
                                                  Its

                                             SECURITY-CONNECTICUT LIFE
                                              INSURANCE COMPANY


                                             By:  Lincoln Investment Management,
                                                  Inc., Its Attorney-In-Fact


                                             By: _______________________________
                                                  Its

                                             THE TRAVELERS INSURANCE COMPANY


                                             By: _______________________________
                                                  Its

                                    EXHIBIT A


                              ADDRESSES FOR NOTICES








IF TO THE COLLATERAL AGENT:     The First National Bank of Boston
                                Blue Hills Office Park
                                150 Royall Street
                                Canton, Massachusetts  02021
                                Attention: Corporate Trust Division
                                           Mail Stop 45-02-15
                                           (United Asset Management
                                           Corporation, 1995 Collateral Agency)
                                Facsimile:  (617) 575-2078



IF TO THE AGENT OR ANY BANK:    The address for notices provided in the Credit
                                Agreement



IF TO ANY SENIOR NOTEHOLDER:    The address for notices provided in the
                                applicable Note Purchase Agreement

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES                         EXHIBIT D
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------
Alpha Global Fixed Income Managers, Inc. (DE)                                100           100%            Company

Analytic Investment Management, Inc. (CA)                                  3,400           100%            Company

Barrow, Hanley, Mewhinney & Strauss, Inc. (NV)                               100           100%            Company

Cambiar Investors, Inc. (CO)                                                 100           100%            Company

The Campbell Group, Inc. (DE)                                                100           100%            Company

**/***Timber Pacific Properties, Inc. (OR)                                   100           100%            The Campbell Group, Inc.

Chicago Asset Management Company (DE)                                        100           100%            Company

Cooke & Bieler, Inc. (PA)                                                  5,462           100%            Company

**/***Baxter & Stewart, Inc. (PA)                                            100           100%            Cooke & Bieler, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

C. S. McKee & Company, Incorporated (PA)                          21,100 Class A           100%            Company
                                                                   7,430 Class B           100%            Company

Fiduciary Management Associates, Inc. (DE)                                   900           100%            Company

GSB Investment Management, Inc. (DE)                                         100           100%            Company

Hamilton, Allen & Associates, Inc. (DE)                                      100           100%            Company

HIMCO, INC., d/b/a Hanson Investment Management
Company (CA)                                                                 400           100%            Company

Investment Counselors of Maryland, Inc. (MD)                               7,500           100%            Company

Investment Research Company (IL)                                             100           100%            Company

**JAM Asset Management, Inc. (DE)                                            100           100%            Company
(application pending as an investment adviser)



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

John K. Dwight Asset Management Company, Inc. (DE)                           100           100%            Company

**Ki Pacific Asset Management, Inc. (DE)                                     100           100%            Company

**/*** Ki Pacific Asset Management (Bermuda)
Limited (Bermuda)                                                         12,000           100%            Ki Pacific Asset
                                                                                                           Management, Inc.

**/***Ki Pacific Capital, Inc. (DE)                                          100           100%            Ki Pacific Asset
                                                                                                           Management, Inc.

L&B Realty Advisors, Inc. (DE)                                             3,910           95%             Company (3,710)

**/***L&B Holdings, Inc. (DE)                                                100           100%            L&B Realty Advisors, Inc.

**/***L&B Institutional Property Managers, Inc. (DE)                       1,000           100%            L&B Realty Advisors, Inc.

**/***L&B Institutional Property Managers of Arizona, Inc. (AZ)            1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

2/**L&B Institutional Property Managers of California, Inc. (CA)           1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.

**/***L&B Institutional Property Managers of Missouri, Inc. (MO)           1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.

**/***L&B Institutional Property Managers of New York, Inc. (NY)           1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.

**/***L&B Institutional Property Managers of North Carolina, Inc. (NC)     1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.

**/*** L&B Realty Acquisitions, Inc. (DE)                                  1,000           100%            L&B Institutional
                                                                                                           Property Managers, Inc.

Nelson, Benson & Zellmer, Inc. (DE)                                          100           100%            Company

2/**Investment Trust Company (CO)                                         25,000           100%            Nelson, Benson & Zellmer,
                                                                                                           Inc.

Newbold's Asset Management, Inc. (PA)                                        100           100%            Company



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   JULY 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

Northern Capital Management Incorporated (WI)                                100           100%            Company

NWQ Investment Management Company, Inc. (MA)                             200,000           100%            United Asset Management
                                                                                                           Holdings, Inc.

Olympic Capital Management, Inc. (WA)                                        100           100%            Company

Pilgrim Baxter & Associates, Ltd. (DE)                                       100           100%            Company

**Regis Administrative Services, Inc. (DE)
(formerly named Newco Acquisition Corp.)                                     100           100%            Company

*/**Regis Retirement Plan Services, Inc. (MA)
(formerly named RFI Distributors, Inc.)                                    7,000           100%            Company

Rice, Hall, James & Associates (CA)                                          100           100%            Company

Rothschild Pell Rudman, Inc. (MD)
(formerly named The Rothschild Company)                                      638.6316      100%            Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------


Sirach Capital Management, Inc. (WA)                                         100           100%            Company

*Spectrum Asset Management, Inc. (CT)                                        100           100%            Company

Sterling Capital Management Company (NC)                                   7,757           100%            Company

2/*/**Sterling Capital Distributors, Inc. (NC)                             5,000           100%            Sterling Capital
                                                                                                           Management Company
Suffolk Capital Management, Inc. (DE)                                        100           100%            Company

Thompson, Siegel & Walmsley, Inc. (VA)                                     2,898           100%            Company

**UAM Investment Corporation (DE)                                            100           100%            Company

UAM Investment Services, Inc. (DE)                                         1,000           100%            Company

**United Asset Management Holdings, Inc. (DE)                                100           100%            Company



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

Acadian Asset Management, Inc. (MA)                                          100           100%            United Asset Management
                                                                                                           Holdings, Inc.

Dewey Square Investors Corporation (DE)                                      100           100%            United Asset Management
                                                                                                           Holdings, Inc.

HT Investors, Inc. (DE)                                                      100           100%            Dewey Square Investors
                                                                                                           Corporation

First Pacific Advisors, Inc. (MA)                                        200,000           100%            United Asset Management
                                                                                                           Holdings, Inc.

*/**/***FPA Fund Distributors, Inc. (CA)                                     100           100%            First Pacific Advisors,
                                                                                                           Inc.

Hagler, Mastrovita & Hewitt, Inc. (DE)                                    50,000           100%            United Asset Management
                                                                                                           Holdings, Inc.

Hellman, Jordan Management Company, Inc. (DE)                                449.5         100%            United Asset Management
                                                                                                           Holdings, Inc.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

Pell, Rudman & Co., Inc. (DE)                                                100           100%            United Asset Management
                                                                                                           Holdings, Inc.

**/***Atlantic Trust Company, National Association                             3           100%            Pell, Rudman & Co., Inc.

2/**Boston Harbor Trust Company, National Association                      4,670           100%            Pell, Rudman & Co., Inc.

Provident Investment Counsel, Inc. (MA)                                      100           100%            United Asset Management
                                                                                                           Holdings, Inc.

Tom Johnson Investment Management, Inc. (MA)                                 100           100%            United Asset Management
                                                                                                           Holdings, Inc.

**UAM Realty Advisors Investment Corporation (DE)                            100           100%            United Asset Management
                                                                                                           Holdings, Inc.

**United Asset Management (Japan), Inc. (DE)                               1,000           100%            Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

**United Asset Management Trademark, Inc. (DE)                               100           100%            Company

**Heitman Financial Ltd. (IL)                                                100           100%            Company

**Heitman Financial Services Ltd. (IL)                                     1,000           100%            Heitman Financial Ltd.

+/**Heitman FEW 2 Corp. (IL)                                               1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HMI Management Company (IL)                                            9,400           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**Philadelphian Realty Corporation (DE)                                  1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**Heitman Holdings, Ltd. (DE)                                            1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**Heitman Equities Corporation (DE)                                      1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/*/**Heitman Securities Corporation (DE)                                  1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HRC - OCC, Inc. (NV)
(formerly named HRC, Inc.)                                                 1,000           100%            Heitman Financial
                                                                                                           Services Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**HRC - York Corporation (IL)                                            1,000           100%            Heitman Realty
                                                                                                           Corporation

+/**Heitman Realty Corporation (IL)                                        1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**Heitman Snowmass Corporation (IL)                                        100           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HRC III, Inc. (NV)                                                       100           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**H.E. One, Inc. (DE)                                                    3,385           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HRC IV, Inc. (NV)                                                        100           100%            Heitman Financial
                                                                                                           Services Ltd.
+/**HRC V, Inc. (NV)                                                         100           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HRC VI, Inc. (DE)                                                        100           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**Castle Loan Corporation (IL)                                           1,000           100%            Heitman Financial
                                                                                                           Services Ltd.

+/**HRC - LLC, Inc. (WY)                                                     100           100%            Heitman Financial
                                                                                                           Services Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**Heitman Financial U.K. Ltd. (IL)                                       1,000           100%            Heitman Financial Ltd.

Heitman/JMB Advisory Corporation (IL)
(formerly named Heitman Advisory Corporation)                              1,000           100%            Heitman Financial Ltd.

+/**Heitman/JMB Institutional Realty Advisors, Inc. (IL)                   1,000           100%            Heitman/JMB Advisory
                                                                                                           Corporation

+/**Lender Services of Iowa Ltd. (IA)                                      1,000           100%            Heitman/JMB Advisory
                                                                                                           Corporation

**Heitman Properties Ltd. (IL)                                            39,763           100%            Heitman Financial Ltd.

+/**Heitman Properties of Rhode Island Ltd.
(formerly named Castle Leasing Inc.) (RI)                                  1,000           100%            Heitman Properties Ltd.

+/**Centre Properties Ltd. (IL)                                            1,000           100%            Heitman Properties Ltd.

+/**Heitman Florida Management Inc. (DE)                                   1,000           100%            Heitman Properties Ltd.

+/**Heitman Pennsylvania Management Inc. (DE)                              1,000           100%            Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------


+/**HMC Insurance Agency, Inc. (IL)                                        1,000           100%            Heitman Properties Ltd.

+/**Heitman Minnesota Management Inc. (DE)                                 1,000           100%            Heitman Properties Ltd.

+/**Heitman Kentucky Management Inc. (DE)                                  1,000           100%            Heitman Properties Ltd.

+/**Heitman Virginia Management Inc. (WI)                                  1,000           100%            Heitman Properties Ltd.

+/**Heitman Ohio Management Inc. (DE)                                      1,000           100%            Heitman Properties Ltd.

+/**Heitman Nevada Management Inc. (DE)                                    1,000           100%            Heitman Properties Ltd.

+/**Heitman Wisconsin Management, Inc. (WI)                                1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Iowa Ltd. (DE)                                   1,000           100%            Heitman Properties Ltd.

+/**Heitman D.C. Properties Ltd. (DE)                                      1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Louisiana Ltd. (DE)                              1,000           100%            Heitman Properties Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**Heitman Properties of Michigan Ltd. (MI)                                 100           100%            Heitman Properties Ltd.

+/**Heitman Properties of Missouri Ltd. (MO)                               1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Arizona Ltd. (AZ)                                1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Indiana Ltd. (IN)                                1,000           100%            Heitman Properties Ltd.

+/**Heitman Corporate Plaza, Inc. (KY)                                       100           100%            Heitman Properties Ltd.

+/**Heitman Mayfair Corporation (NV)                                       2,500           100%            Heitman Properties Ltd.

+/**Heitman Properties of Oregon Ltd. (OR)                                 1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Mississippi Ltd. (MS)                            1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of New Mexico Ltd. (NM)                             1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of New York Ltd. (NY)                               1,000           100%            Heitman Properties Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**Heitman Properties of North Carolina Ltd. (NC)                         1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of South Carolina Ltd. (SC)                         1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Tennessee Ltd. (TN)                              1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Texas Ltd., Inc. (TX)
(surviving entity after change of name of merger
of Heitman Properties of Texas, Ltd. (DE) with
and into Heitman Texas Management, Inc. (TX))                              1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Nebraska Ltd. (NE)                               1,000           100%            Heitman Properties Ltd.

+/**Property Security Services Ltd. (MI)                                   1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Alabama Ltd. (DE)                               10,000           100%            Heitman Properties Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**Heitman Properties of Colorado, Ltd. (CO)                                100           100%            Heitman Properties Ltd
                                                                     (preferred)
                                                                             800
                                                                        (common)            80%            Heitman Properties Ltd.

+/**Heitman Properties of Connecticut, Ltd. (CT)                           1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Delaware, Ltd. (DE)                              1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Georgia, Ltd. (GA)                               1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Maryland, Ltd. (MD)                              1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Massachusetts, Ltd. (MA)                         1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of New Jersey, Ltd. (NJ)                            1,000           100%            Heitman Properties Ltd.

+/**Heitman Properties of Oklahoma, Ltd. (OK)                              1,000           100%            Heitman Properties Ltd.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

+/**Heitman Properties of Washington, Ltd. (WA)                            1,000           100%            Heitman Properties Ltd.

+/**Heitman Development Co. Ltd. (IL)                                      1,000           100%            Heitman Properties Ltd.

+PRA Securities Advisors, Inc. (IL)                                        1,000           100%            Heitman Financial Ltd.

**United Asset Management U.K. Holdings,
Inc. (DE)                                                                      1           100%            Company

**Murray Johnstone Holdings Limited (Scotland)                         8,092,361           100%            United Asset Management
                                                                                                           U.K. Holdings, Inc.
1/**Murray Johnstone International Limited
(Scotland)                                                             1,000,000
                                                                      (ordinary)           100%            Murray Johnstone Limited
                                                                         400,000
                                                                     (preferred)           100%            Murray Johnstone Limited
1/**Murray Johnstone Limited (Scotland)                                1,001,000           100%            Murray Johnstone Holdings
                                                                                                           Limited



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES


                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

1/**Murray Johnstone Investment Trust Management
Limited (Scotland)                                                             2           100%            Murray Johnstone Limited

1/**Murray Johnstone Private Equity Limited
(Scotland) (formerly named Murray Johnstone
Developments Limited)                                                          2           100%            Murray Johnstone Limited

1/**Murray Johnstone Europe Limited (Scotland)                                 2           100%            Murray Johnstone Limited

1/**Murray Johnstone Asset Management Limited
(Scotland)                                                                   500           100%            Murray Johnstone Limited

1/**Murray Johnstone Personal Asset Management
Limited (Scotland)                                                      100,000
                                                                     (ordinary)             60%            Murray Johnstone Limited
                                                                        400,000
                                                                     (preferred)           100%            Murray Johnstone Limited


1/**Murray Johnstone (General Partner) Limited
(England)                                                                  5,000          100%             Murray Johnstone Limited



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                   July 12, 1995
                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                                    TOTAL CAPITAL        PERCENTAGE OF
                                                                    STOCK ISSUED AND     CAPITAL STOCK
               NAME                                                  OUTSTANDING             OWNED         OWNER

-------------------------------------------------------------------------------------------------------------------

1/**BIG (General Partner) Limited (Scotland)                               5,000           100%            Murray Johnstone Limited

1/**Murray Johnstone Unit Trust Management Limited (Scotland)             50,000           100%            Murray Johnstone Limited

1/**Embankment Properties (Management) Limited
(Jersey)                                                                  25,000            67%            Murray Johnstone Limited

1/**Murray Johnstone (Jersey) Limited
(Jersey)                                                                  25,000           100%            Murray Johnstone Limited

1/**Murray Johnstone Buyout Management (Jersey)
Limited (Jersey)                                                          27,824           100%            Murray Johnstone Limited



  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary
  1 = Murray Johnstone Exempted Subsidiary
  2 = Special Exempted Subsidiary

                                                                       EXHIBIT E
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT
                                                     ---------------------------

                  SCHEDULE A TO PLEDGE AGREEMENT BY AND BETWEEN
                   UNITED ASSET MANAGEMENT CORPORATION AND THE
               FIRST NATIONAL BANK OF BOSTON, AS COLLATERAL AGENT
               --------------------------------------------------

          The Collateral covered by the Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following (and all proceeds thereof):

               A. The following shares of stock (the "First Priority Pledged Securities"), certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank:

                                        Percentage
                         Number         of Outstanding               Certificate
Issuer                   of Shares      Shares                       Number
------                   ---------      --------------               -----------
Chicago Asset               100              100%                        1
  Management Company

Nelson, Benson              100              100%                        1
  & Zellmer, Inc.

Hamilton, Allen &           100              100%                        2
  Associates, Inc.

Thompson, Siegel            2,898            100%                        18,19
  & Walmsley, Inc.

Analytic Investment         3,400            100%                        20
  Management, Inc.

Northern Capital            100              100%                        1
  Management Incorporated
  (certificate in name of
  NCM Newco, Inc.)

Cooke & Bieler, Inc.        5,462            100%                        208,209

Olympic Capital             100              100%                        76
  Management, Inc.

Fiduciary Management        900              100%                        11,12
  Associates, Inc.

Investment Counselors       7,500            100%                        52
  of Maryland, Inc.




(Rothschild Pell
   Rudman, Inc.
   (formerly named
    The Rothschild          638.6316         100%                        12
    Company)

Sterling Capital            7,757            100%                        7,8
  Management Company

Rice, Hall, James           100              100%                        2
  & Associates

C.S. McKee & Company,       21,000           100%                        55,127
  Incorporated              Class A
                            7,430
                            Class B

HIMCO, Inc.                 400              100%                        6
  (d/b/a Hanson
  Investment Management
  Company)

Barrow, Hanley,             100              100%                        2
  Mewhinney & Strauss,
  Inc.

Sirach Capital Management,  100              100%                        3
  Inc.

United Asset Management     100              100%                        1
  Holdings, Inc.

United Asset Management     100              100%                        1
  Trademark, Inc.

The Campbell Group, Inc     100              100%                        2

Newbold's Asset             100              100%                        10
  Management, Inc.

UAM Investment              100              100%                        1
  Corporation

Cambiar Investors,          100              100%                        16
  Inc.

Spectrum Asset              100              100%                        3
  Management, Inc.

Regis Retirement Plan      7000              100%                        3
  Services, Inc.
  (formerly named RFI
  Distributors, Inc.)




Alpha Global Fixed
  Income Managers, Inc.     100              100%                        1

Ki Pacific Asset              100            100%                        2
  Management, Inc.

L&B Realty Advisors, Inc.   3,710             95%                        A-2

United Asset Management         1            100%                        2
  U.K. Holdings, Inc.

Regis Administrative          100            100%                        4
  Services, Inc.
  (formerly named
  Newco Acquisition Corp.)

Heitman Financial Ltd.        100            100%                        3

GSB Investment
  Management, Inc.            100            100%                        2

John K. Dwight Asset
  Management Company, Inc.    100            100%                        3

Investment Research Company   100            100%                        13

Suffolk Capital
  Management, Inc.            100            100%                        3

UAM Investment Services,    1,000            100%                        2
  Inc.

United Asset Management     1,000            100%                        2
  (Japan), Inc.

Pilgrim Baxter &
  Associates, Ltd.            100            100%                        3

JAM Asset
  Management, Inc.            100            100%                        2

               B. The following shares of stock (the "Second Priority Pledged Securities"), certificates representing which are held pursuant to Stockholder Pledge Agreements, by which selling stockholders have been granted first priority liens in such shares, as follows:

                                Percentage                                      Stockholder
               Number         of Outstanding      Certificate    Certificate      Pledge
Issuer         of Shares          Shares            Number         Holder        Agreement
------         ---------      --------------      -----------    -----------    -----------


                                      NONE

                                                                EXHIBIT F
                                                                       TO
                                              FIRST AMENDMENT AND CONSENT

                                 SCHEDULE A TO
                           SUBSIDIARIES PLEDGE AGREEMENT
                    BY AND BETWEEN UNITED ASSET MANAGEMENT
                     HOLDINGS, INC. AND THE FIRST NATIONAL
                       BANK OF BOSTON, AS COLLATERAL AGENT

         The Collateral covered by the Subsidiaries Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):

                                       Percentage of
                           Number of      Shares         Certificate
         Issuer             Shares      Outstanding        Number
         ------            ---------   -------------     -----------
  Hellman, Jordan              449.5       100%               30
    Management
    Company, Inc.

  Hagler, Mastrovita
    & Hewitt, Inc.            50,000       100%               11

  Dewey Square Investors         100       100%                1
     Corporation

  UAM Realty Advisors            100       100%                1
    Investment Corporation

  First Pacific              200,000       100%                2
    Advisors, Inc.

  Acadian Asset                  100       100%                7
    Management, Inc.

  NWQ Investment Management  200,000       100%                2
    Company, Inc.

  Pell, Rudman & Co., Inc.       100       100%                2

  Tom Johnson Investment         100       100%                2
    Management, Inc.

  Provident Investment           100       100%                2
    Counsel, Inc.

                                                                EXHIBIT G
                                                                       TO
                                              FIRST AMENDMENT AND CONSENT

                                 SCHEDULE A TO
                           HEITMAN PLEDGE AGREEMENT
                      BY AND BETWEEN HEITMAN FINANCIAL LTD.
                             AND THE FIRST NATIONAL
                       BANK OF BOSTON, AS COLLATERAL AGENT

         The Collateral covered by the Heitman Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):

                                       Percentage of
                           Number of      Shares         Certificate
         Issuer             Shares      Outstanding        Number
         ------            ---------   -------------     -----------
  Heitman Financial
    Services Ltd.             1,000        100%               2

  Heitman/JMB Advisory
    Corporation               1,000        100%               2

   Heitman Properties
     Ltd.                    39,763        100%               24

                                                               EXHIBIT H TO
                                                         SECOND AMENDED AND
                                                  RESTATED CREDIT AGREEMENT
                                                  -------------------------




                        SUPPLEMENTARY PLEDGE AGREEMENT

                                    between

                  UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC

                                      and

                       THE FIRST NATIONAL BANK OF BOSTON
                              as Collateral Agent

                                           SUPPLEMENTARY PLEDGE
                                                 AGREEMENT

                                                  between

                                    UNITED ASSET MANAGEMENT U.K. HOLDINGS,
                                    INC, a Delaware corporation having its
                                    principal place of business and chief
                                    executive office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810 (hereinafter referred to as the COMPANY);

                                                     and

                                    THE FIRST NATIONAL BANK OF BOSTON as
                                    collateral agent for the Banks and the
                                    Senior Noteholders referred to below
                                    (the COLLATERAL AGENT)



CONSIDERING THAT:

(A) Pursuant to a Credit Agreement dated 18th May 1992 among INTER ALIA United Asset Management Corporation, a Delaware corporation ("UAM"), the financial institutions party thereto from time to time as BANKS
     (the "BANKS"), the Agent and the Collateral Agent (acting in its capacity as collateral agent for the Banks thereunder) as amended and restated by (i) an Amended and Restated Credit Agreement dated as of August 29, 1994 and (ii) a Second Amended and Restated Credit Agreement dated as of 18th November 1994 and as further amended by a Letter Agreement as of dated 20th January 1995 (together the "ORIGINAL CREDIT AGREEMENT") and to be amended by the First Amendment and Consent referred to below (the Original Credit Agreement as amended by the First Amendment and Consent being referred to as the "CREDIT AGREEMENT"), the Banks have, upon the terms and subject to the conditions contained therein, agreed to make Loans to the Borrower.

(B) Pursuant to the Credit Agreement, the Collateral Agent acts as collateral agent for the Banks thereunder and under the "SECURITY DOCUMENTS" referred to therein.

(C) In addition to Loans made under the Original Credit Agreement, one or more Banks may from time to time make Money Market Loans to the Company.

(D) The Company has granted in favour of the Collateral Agent a Pledge Agreement dated 17th November 1993 (the "PLEDGE AGREEMENT") to secure its respective obligations to the Banks, the Agent and the Collateral Agent under the Original Credit Agreement, and the other Loan Documents and in respect of Money Market Loans.

(E) Pursuant to several Note Purchase Agreements dated as of 1st August 1995 (each, a "NOTE PURCHASE AGREEMENT", and collectively, the "NOTE
     PURCHASE AGREEMENTS") between UAM and the purchasers parties thereto (each a "SENIOR NOTEHOLDER" and collectively, the "SENIOR
     NOTEHOLDERS"), UAM has agreed to issue, and the Senior Noteholders have agreed to purchase, an aggregate US$150,000,000 in principal amount
     of the Company's 7.12% Senior Secured Notes due August     2005 (the
     "SENIOR NOTES").

(F)  Pursuant to the UAM UK Holdings Guaranty (as defined in the Note
     Purchase Agreements), the Company has agreed to guarantee all of the Company's obligations to the Senior Noteholders under or in respect of the Note Purchase Agreements, the Senior Notes and all documents executed in connection therewith.

(G) As a condition precedent to their separate purchases of the Notes, the Senior Noteholders have required, and the Company has agreed, that the Pledge Agreement be amended to include, in addition to the Secured Liabilities, as defined therein, the obligations of the Company under the Note Purchase Agreements, the Senior Notes and the UAM U.K. Holdings Guaranty (as defined in the Note Purchase Agreements) as secured obligations thereunder.

(H) Each of the Banks and the Senior Noteholders have appointed the Collateral Agent to act as Collateral Agent pursuant to the terms of
     (i) a Collateral Agency and Intercreditor Agreement dated as of 1st August 1995 among the Collateral Agent, the Agent, the Banks and each of the Senior Noteholders and (ii) the Security Documents.

NOW THEREFORE IT IS AGREED AS FOLLOWS:-
1.   AMENDMENTS TO PLEDGE AGREEMENT

(1) The following definitions will be added to Clause 1(1) of the Pledge Agreement in their proper alphabetical order:-

     "EVENT OF DEFAULT" means an Event of Default as defined in the Credit Agreement or an Event of Default as defined in the Note Purchase Agreements;

     "INTERCREDITOR AGREEMENT" means the Collateral Agency and
     Intercreditor Agreement dated as of 1st August 1995 among the Collateral Agent, the Agent, the Banks and each of the Senior Noteholders;

     "NOTE PURCHASE AGREEMENTS" means, collectively, each of the Note Purchase Agreements dated as of 1st August 1995 by and between UAM and the Purchasers named therein pursuant to which UAM has issued or will issue up to US$150,000,000 in principal amount of its 7.12% Senior
     Secured Notes due      August 2005;

     "SENIOR NOTEHOLDERS" means, collectively, each of the purchasers parties to the Note Purchase Agreements from time to time, and their respective successors and assignees;

     "SENIOR NOTES" means UAM's 7.12% Senior Secured Notes due      August
     2005 issued pursuant to the Note Purchase Agreements.

(2) The definition of "SECURED LIABILITIES" in Clause 1(1) of the Pledge Agreement shall be amended to read as follows:-

     "SECURED LIABILITIES" means all indebtedness, obligations and liabilities of the Company to the Collateral Agent, the Agent and the Banks (or any of them) or the Senior Noteholders (or any of them) whether now existing or hereafter incurred or created under, arising out of or in connection with the Credit Agreement, any other Loan Document, the Note Purchase Agreements, the Senior Notes, the Security Documents (as defined in the Note Purchase Agreements) or any other agreement, instrument or document relating to the foregoing, in each case whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated and whether created directly or acquired by assignment or otherwise and including, without limitation, all indebtedness, obligations and liabilities of the Company hereunder, under the UAM U.K. Holdings Guaranty (as defined in the Credit Agreement) and the UAM U.K. Holdings Guaranty (as defined in the Note Purchase Agreements) and/or any deed or document supplemental thereto.

(3)  The following clauses shall be inserted after Clause 1(6), as follows:-

     (7) All references in this Deed to the Collateral Agent shall refer to the Collateral Agent acting in such capacity for the rateable benefit of all Secured Parties (as defined in the Intercreditor Agreement) pursuant to the terms of the Intercreditor Agreement.

     (8) Except where the context otherwise requires, or as otherwise provided in the Credit Agreement, all references in this Deed to "Banks" shall be deemed to be references to the "Secured Parties" (as defined in the Intercreditor Agreement).

     (9) If, in terms of this Deed, any amendment, consent, waiver or other action requires the approval of "the Banks", the "Required Banks" or the Collateral Agent, the action or approval required shall be the action or approval of such Secured Parties as is required pursuant to the terms of the Intercreditor Agreement.

    (10) All references in this Deed to the "Loan Documents" shall include the "Loan Documents" as defined in the Credit Agreement and the "Security Documents" as such term is defined in the Note Purchase Agreements. All references in this Deed to the "Agreement" shall mean the Credit Agreement.

    (11) All notices to be given to the Banks hereunder shall also be given to the Senior Noteholders in the manner provided in Section 18 of the Note Purchase Agreements.

    (12) This Deed is subject to the terms of the Intercreditor Agreement. In the event that any provision of this Deed conflicts with the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall prevail."

2.   MISCELLANEOUS PROVISIONS

(1) Capitalised terms used herein (including the recitals hereto) have the meanings ascribed to them in the Pledge Agreement as hereby amended except as otherwise provided herein.

(2) All references in the Pledge Agreement to "this Deed" shall include a reference to this Supplementary Pledge Agreement and to the Pledge Agreement as amended and varied by this Supplementary Pledge Agreement.

(3) The words "herein" and "hereunder" where used in the Pledge Agreement shall include a reference to this Supplementary Pledge Agreement.

(4) References in this Supplementary Pledge Agreement to Clauses are to Clauses of the Pledge Agreement (as hereby amended).


3.   CONTINUATION
     Save as amended and varied hereby, the Pledge Agreement is and remains in full force and effect.

4.   MISCELLANEOUS
     The terms of Clauses 13 (Expenses), 14 (Notices), 15 (Governing Law) and 16 (Consent to Registration) of the Pledge Agreement shall apply to this Supplementary Pledge Agreement IN WITNESS WHEREOF these presents typewritten on this and the preceding four pages are executed as follows:-


     SUBSCRIBED for and on behalf of
     UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC.

     at

     on

     by

     .......................................President, authorised signatory before

     .......................................Witness

     .......................................Full name

     .......................................Address

     .......................................

     .......................................Occupation

                                                 SUPPLEMENTARY PLEDGE
                                                       AGREEMENT

                                                        between

                                              UNITED ASSET MANAGEMENT U.K.
                                                     HOLDINGS, INC

                                                           and

                                               THE FIRST NATIONAL BANK OF
                                                          BOSTON
                                                   as Collateral Agent

                                                                       EXHIBIT I
                                                                              TO
                                                     FIRST AMENDMENT AND CONSENT

                                                                    EXHIBIT G TO
                                                              SECOND AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                         FORM OF SUBORDINATION AGREEMENT

     AGREEMENT made as of the [_______] day of [_________ ___, 199__] by and between United Asset Management Corporation, a Delaware corporation ("UAM"), and ABC Associates, Inc., a [_____________] corporation ("ABC" or, together with any person to whom the Note referred to herein is assigned or endorsed, the "HOLDER").

                                   BACKGROUND

     (a) The Holder has entered into an Acquisition Agreement with UAM dated as of [__________ ___, 199__], relating to the acquisition by UAM of the assets and business of ABC, which assets and business have been transferred to UAM's wholly-owned subsidiary, ABC Newco, Inc. ("NEWCO")(such agreement being hereinafter referred to as the "ACQUISITION AGREEMENT"). Terms defined and used in the Acquisition Agreement and the Note, as defined below, shall have the same meaning when used in this Subordination Agreement.

     (b) On this date, UAM has issued and delivered to the Holder UAM's [______%] Non-Negotiable Subordinated Note in the principal amount of $[_________] (the "NOTE") in partial payment for such assets and business.

     (c) Section 1.2 of the Acquisition Agreement and Section 4 of the Note provide that the Note will be subordinated in accordance with this Subordination Agreement.

                                   AGREEMENTS

     The parties hereto hereby agree as follows;

SECTION 1.     SUBORDINATION.

     The indebtedness evidenced by the Note shall be subordinated and junior to the extent set forth in the following subsections (a) to (d), inclusive, to all Senior Debt (as defined in subsection (e) hereof) of UAM:

     (a) No payment on account of principal of, premium or interest the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by UAM shall be made, and the Holder of the Note shall not be entitled to enforce any such payment, if, at the time thereof or immediately after giving. effect thereto, (i) there shall exist a default in the payment of principal of, premium or interest on any Senior Debt, and such default shall not have been cured or waived or shall not have ceased to exist or

     (ii) there shall exist a default or an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any of them, to accelerate the maturity thereof, and such default or event of default shall not have been cured or waived or shall not have ceased to exist; PROVIDED, HOWEVER, that after 180 days of the occurrence of a default or event of default described in (ii) hereof, if the holders of Senior Debt have not caused the maturity of the Senior Debt to be accelerated, the Holder of the Note shall thereafter be entitled to receive each installment of interest and each installment of principal on the Note as such installments become due and payable, subject to the application of the restrictions of this paragraph again upon the occurrence of each further default or event of default.

     (b) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such matured Senior Debt shall first be paid in full, before any payment on account of principal, premium or interest is made upon the Note.

     (c) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to UAM or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of UAM, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of UAM, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

     (d) In any of the proceedings referred to in subsection (c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to UAM in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full, and the Holder of the Note does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by the Holder of the Note before all Senior Debt is paid in full, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid; and PROVIDED, FURTHER, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Subordination Agreement, by UAM, as reorganized, or by the corporation which is the successor to UAM or which acquires its properties and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 1 to the prior payment in full of all Senior Debt and to the prior payment in full of any stock or obligations which are issued in exchange or substitution for any Senior Debt.

     (e) "SENIOR DEBT," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (c) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all indebtedness, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such indebtedness, to banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money, for money borrowed or other financial accommodations extended from such institutions by UAM for working capital purposes, acquisitions, general corporate purposes or otherwise, and all such indebtedness with respect to which UAM is a guarantor;
(ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such indebtedness or any indebtedness issued in exchange, replacement, refunding or refinancing of or for Senior Debt by banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money; and (iii) any costs, fees and expenses incurred in connection with the enforcement or collection of Senior Debt (including, without limitation, reasonable attorneys' fees).

     Subject to the prior payment in full of all Senior Debt as aforesaid, the Holder of the Note shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, premium and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between UAM, its creditors other than the holders of Senior Debt, and the Holder of the Note be deemed to be a payment by UAM to the Holder of or on account of the Note.

     The provisions of this Subordination Agreement are for the purposes of defining the relative rights of the holders of Senior Debt on the one hand, and the Holder of the Note on the other hand, against UAM and its property. Subject to the rights under this Subordination Agreement of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder of the Note, nothing herein shall either impair, as between UAM and the Holder of the Note, the obligation of UAM, which is unconditional and absolute, to pay to the Holder of the Note the principal and interest thereon in accordance with the terms and the provisions of the Note or prevent the Holder of the Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Note.

     No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by UAM or by the failure of UAM to comply with the Note or this Subordination Agreement.

     * [The Holder of the Note shall give prompt written notice to each Holder of Senior Debt of any default by UAM under the Note.]

     Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, any Holder of the Note prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:

          (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of UAM to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of UAM as so changed, extended, renewed or altered.

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of UAM to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

          (c) exercise or refrain from exercising any rights and/or remedies against UAM or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of UAM or any other person;

          (d) settle or compromise any Senior Debt or any other liability of UAM to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of UAM to creditors of UAM other than such holder of Senior Debt; and

          (e) apply any sums by whomsoever paid and howsoever realized to any liability or liability of UAM to such holder of Senior Debt regardless of what liability or liabilities of UAM to such holder of Senior Debt remain unpaid.

SECTION 2.     RELIANCE BY SENIOR DEBTHOLDERS.

     UAM agrees, and each Holder of the Note by accepting the Note agrees, that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance

------------------------
*    optional
upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time.

SECTION 3.     FURTHER ASSURANCES.

     The parties hereto agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

SECTION 4.     ENTIRE AGREEMENT.

     This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

SECTION 5.     BINDING EFFECT.

     This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; PROVIDED, HOWEVER, that this Subordination Agreement and all rights hereunder may not be assigned by the Holder, except with the prior written consent of UAM, or by UAM except with the prior written consent of the Holder. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

SECTION 6.     SEPARATE COUNTERPARTS.

     This Subordination Agreement may be executed in several identical counterparts, all of which when taken together (whether the signatures of all the parties appear on one or several counterparts) shall constitute but one and the same instrument, and it shall not be necessary in any court of law to introduce more than one fully executed counterpart, or several counterparts together containing the signatures of all the parties, in proving this Subordination Agreement.

SECTION 7.     NOTICES.

     All notices hereunder shall be given in accordance with he notice provisions of the Acquisition Agreement.

SECTION 8.     GOVERNING LAW.

     The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the Commonwealth of Massachusetts which apply to contracts executed and to be performed solely in Massachusetts. UAM and the holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section
12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.

                                             UNITED ASSET MANAGEMENT CORPORATION



                                             By_________________________________
                                                    Norton H. Reamer, President


                                             ABC ASSOCIATES, INC.



                                             By_________________________________
                                               Title

                                     FORM OF
                                 NON-NEGOTIABLE
                          [________%] SUBORDINATED NOTE
                             DUE ________ ___, 19__]

                                                            [_________ __, 19__]

     FOR VALUE RECEIVED, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, (the "COMPANY", which term shall include any corporation which shall succeed to or assume the obligations of the Company hereunder), promises to pay to ABC Associates, Inc., a [____________] corporation (the "HOLDER" or "ABC") (except as otherwise provided) the principal sum of [______________________ ($________)] in lawful money of the United States of
America, on [___________ ___, 19__], together with interest on the outstanding principal balance payable in like money at the rate of [____________] percent [(_____%)] per annum commencing the date hereof and payable semi-annually in arrears on July 1 and January 2 in each year, beginning on [____________], until paid in full.

     To the extent permitted by law, overdue interest shall bear interest at [____________] percent [(_%)] per annum. Interest shall be computed on a 360-day year, 30-day month basis.

     1. This Note is delivered by the Company to the Holder in accordance with the terms of an Acquisition Agreement dated as of [________ ___, 19__] (the "ACQUISITION AGREEMENT"), relating to the acquisition by the Company of the assets and business of ABC, which assets and business the Company has transferred to its subsidiary ABC Newco, Inc. ("NEWCO"). The Company and the Holder are parties to the Acquisition Agreement, and terms defined and used in the Acquisition Agreement shall have the same meanings in this Note. This Note is non-negotiable. In accordance with the provisions of Section 4.4 of the Acquisition Agreement, the Company may set off against amounts due the Holder any amounts due from the Holder to UAM or Newco under Article IV of the Acquisition Agreement.

     2. The principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

     3. All payments of principal and interest shall be payable in cash or by the Company's check at the Holder's address indicated in the Acquisition Agreement, or at such other place as the Holder may from time to time in writing designate to the Company (by notice given in accordance with the Acquisition Agreement) at least ten (10) days before a payment is due.

     4. This Note is subordinated to all Senior Debt as defined in the accompanying Subordination Agreement of even date herewith. Reference is made to such Subordination Agreement for the terms of such subordination.

     5. If, (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or at any date fixed for redemption or prepayment or otherwise, (except principal of or interest on this Note as to which the Company has exercised its right of set-off in accordance with Section 1 above) and such amount shall remain unpaid for thirty (30) business days after the due date thereof; or (ii) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within sixty (60) days; or make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within sixty (60) days; or suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (which are herein referred to as Events of Default), the Holder hereof may declare the Note to be in default and to be due and payable, and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind, (other than notice of such election) all of which are hereby expressly waived.

     6. The Company will pay to the Holder on demand all reasonable legal and other costs actually incurred in connection with any action to collect and/or enforce this Note in which the Holder prevails.

     7. In any case where the date of payment of any prepayment or redemption of the principal of or interest on this Note shall be at any place of payment a Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment and no interest shall accrue for the period after such date.

     8. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

     This Note shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts which apply to contracts executed and performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process, and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

     This Note has been executed by the Company under seal as of the day, month and year first above written.


                                             UNITED ASSET MANAGEMENT CORPORATION

[SEAL]

Attest:__________________________            By_________________________________
          Secretary                            Norton H. Reamer, President

                                     LEGEND

     This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred, except with respect to distributions by the Holder to the Holder's stockholders and transfers by devise to immediate members of the respective families of such stockholders, in the absence of an effective registration statement under such Act and qualification under such laws, or an opinion of counsel satisfactory to the Company that such registration and qualification are not in the circumstances required.

                                                                 EXHIBIT J TO
                                                              FIRST AMENDMENT
                                                                  AND CONSENT
                                    EXHIBIT D TO
                                    AMENDED AND
                                    RESTATED CREDIT AGREEMENT



             HEITMAN PERMITTED INDEBTEDNESS AND RELATED EMCUMBRANCES

(1) Indebtedness of Heitman Financial Ltd. to LaSalle National Bank in the principal sum not to exceed $12,000,000 pursuant to the terms of an Amended and Restated Loan Agreement dated as of March 15, 1995
     (the "LaSalle Loan Agreement"), by and between LaSalle National Bank and Heitman Financial Ltd. and a Revolving Credit Note dated as of March 15, 1995 of Heitman Financial Ltd. payable to the order of LaSalle National Bank in the principal sum of $12,000,000.

(2) A Guaranty in favor of LaSalle National Bank of the obligations of Heitman Financial Ltd. to LaSalle National Bank by the following:
     (a) Heitman/JMB Advisory Corporation and all of its subsidiary corporations; (b) Heitman Financial Services Ltd. and all of its subsidiary corporations; (c) Heitman Properties Ltd. and all of its subsidiary corporations; (d) Heitman Financial U.K. Ltd.; (e) HFL-A Partnership and HFL-B Partnership; and (f) each corporation identified on any future amended Schedule 1.1 to the LaSalle Loan Agreement as a "New Guarantor".

(3) Indebtedness of Heitman Properties Ltd. to Bank of America Illinois in the original principal sum of $5,000,000 (of which $600,000 is outstanding) pursuant to the terms of a Credit Agreement dated as of March 5, 1992, as amended, by and between Heitman Properties Ltd.
     and Bank of America Illinois and a Note dated March 5, 1992, as amended, of Heitman Properties Ltd. payable to the order of Bank of America Illinois in the principal sum of $5,000,000.

(4) Indebtedness of Heitman Properties Ltd. to Bank of America Illinois in the original principal sum of $3,600,000 (of which $915,000 is outstanding) pursuant to the terms of a First Amended and Restated Credit Agreement dated as of April 6, 1992, as amended (the "B of A Loan
     Agreement"), by and between Heitman

     Properties Ltd. and Bank of America Illinois and a Second Amended and Restated Note dated as of June 14, 1994 of Heitman Properties Ltd. payable to the order of Bank of America Illinois in the principal sum of $1,096,277.17.

(5) Guaranty of Payment dated March 5, 1992 of Heitman Financial Ltd. in favor of Bank of America Illinois of the obligations of Heitman Properties Ltd. to Bank of America Illinois.

(6) A Guaranty in favor of Bank of America Illinois of the obligations of Heitman Properties Ltd. to Bank of America Illinois by all of the subsidiary corporations of Heitman Properties Ltd. as required under the terms of the B of A Loan Agreement.

(7) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the principal sum of $1,890,000.

(8) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the principal sum of $1,450,000.

(9) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(10) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

(11) Corporate Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(12) Corporation Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

                             SCHEDULE OF LIENS

(1) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric
    Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1983 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,890,000.

(2) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1978 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services, Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,450,000.

(3) Collateral Assignment and Security Agreement (Assignment of Notes) dated as of March 5, 1992 by Heitman Properties Ltd. in favor of Bank of America Illinois which collaterally assigns all of the right, title, and interest of Heitman Properties Ltd. in, to, and under
    (i) a Note dated March 5, 1992 in the original principal amount of $3,000,000 executed by Mayfair Joint Venture, an Illinois general partnership, payable to the order of Heitman Properties Ltd., and
    (ii) a Note dated March 5, 1992 in the original principal amount of $2,500,000 executed by HC Partnership, an Illinois general partnership, payable to the order of Heitman Properties Ltd.

                                     -3-